UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 333-256687

Guggenheim Active Allocation Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2025 – May 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

5.31.2026

Guggenheim Funds Annual Report

Guggenheim Active Allocation Fund

GuggenheimInvestments.com	CEF-GUG-AR-0526

GUGGENHEIMINVESTMENTS.COM/GUG

...YOUR PATH TO THE LATEST, MOST UP-TO-DATE

INFORMATION ABOUT GUGGENHEIM ACTIVE

ALLOCATION FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gug, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	May 31, 2026

We thank you for your investment in the Guggenheim Active Allocation Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2026 (the “Reporting Period”).

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Fund Performance, which begin on page 5. There you will find information on Guggenheim’s views on the economy and market environment, and information about the factors that materially impacted the Fund’s performance during the Reporting Period.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a wide range of both fixed-income and other debt instruments selected from a variety of sectors and credit qualities. The Fund may also invest in common stocks and other equity investments that the Fund’s sub-adviser believes offer attractive yield and/or capital appreciation potential. The Fund uses tactical asset allocation models to determine the optimal allocation of its assets between income and equity securities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price— assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of 17.39% and a total return based on NAV of 10.37%. At the end of the Reporting Period, the Fund’s market price of $16.20 per share represented a discount of 2.82% to its NAV of $16.67 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

During the Reporting Period, the Fund paid a monthly distribution of $0.118750 per share. The most recent distribution represents an annualized distribution rate of 8.80% based on the Fund’s closing market price of $16.20 per share at the end of the Reporting Period.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 16, and Note 2(f) on page 90 for more information on distributions for the period.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	May 31, 2026

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described on page 141 of this report.

When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique for shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gug.

Sincerely,

Guggenheim Funds Investment Advisors, LLC

Guggenheim Active Allocation Fund

June 30, 2026

4 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	May 31, 2026

The U.S. economy is reaching the halfway point of 2026 with its resilience intact. We see real gross domestic product (“GDP”) growth holding around 2%, underpinned by robust artificial intelligence (“AI”) capital expenditures and near-term fiscal tailwinds. Consumer spending faces some headwinds from cooling incomes and still elevated gasoline prices, but the labor market has improved, and wealth effects continue to support upper income cohorts. Inflation has been hot, though we believe that cooler readings later in the year could allow the Fed to remain on hold as the pass-through effect of tariffs and higher energy prices to consumer prices fades.

Against this constructive baseline, we see notable risks. First, the Federal Open Market Committee has indicated a willingness to hike rates should inflationary pressure fail to abate later this year, which is a risk if accelerating AI-driven demand drives further price increases or the recently announced agreement to open the Strait of Hormuz falters. Second, while the economy has shown remarkable resilience in recent years, any disruption to the AI investment thesis could present a downside risk, in particular to consumer spending which has been supported by accumulated wealth.

Although the range of potential outcomes is relatively wide, in our baseline outlook, the backdrop for U.S. fixed income is stable. Absent a shock to growth or inflation expectations, we expect 10-year Treasury yields to continue trading in a range that offers a combination of attractive income and diversification. Strong earnings growth is supporting corporate fundamentals, which helps contain spread widening from rising AI-related issuance. Still, with spreads generally tight, we are looking to less crowded sectors and relying on rigorous credit selection to seek to guard against downside risk.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 5

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2026

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to Guggenheim Active Allocation Fund (the “Fund”). The Fund is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”) the Fund’s investment sub-adviser.

This team includes Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer - Fixed Income, Senior Managing Director, and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Managing Director and Portfolio Manager.

Discuss the Fund’s return and return of comparative indices

All Fund returns cited—whether based on net asset value (“NAV”) or market price— assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of 17.39% and a total return based on NAV of 10.37%. At the end of the Reporting Period, the Fund’s market price of $16.20 per share represented a discount of 2.82% to its NAV of $16.67 per share. At the beginning of the Reporting Period, the Fund’s market price of $15.11 per share represented a discount of 8.15% to its NAV of $16.45 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary beginning on page 13 for additional information about the Fund’s performance.

The returns for the Reporting Period of indices tracking performance of the asset classes to which the Fund allocates the largest of its investments were:

6 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2026

Total Return
for the
Reporting
Index*,1	Period
Bloomberg U.S. Aggregate Bond Index	5.13%
Bloomberg U.S. Corporate Bond Index	6.09%
ICE Bank of America (“BofA”) Asset Backed Security Master BBB- AA Index	4.92%
NASDAQ-100 Index	43.09%
Russell 2000 Index	43.08%
Standard & Poor’s 500 (“S&P 500”) Index	29.78%
S&P UBS Leveraged Loan Index	4.99%

*See page 11 for Index definitions

Discuss the Fund’s distributions

During the Reporting Period, the Fund paid a monthly distribution of $0.118750 per share. The most recent distribution represents an annualized distribution rate of 8.80% based on the Fund’s closing market price of $16.20 per share at the end of the Reporting Period.

The distributions paid consisted of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions and (ii) return of capital.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 16, and Note 2(f) on page 90 for more information on distributions for the period.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 7

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2026

Payable Date	Amount
June 30, 2025	$0.118750
July 31, 2025	$0.118750
August 29, 2025	$0.118750
September 30, 2025	$0.118750
October 31, 2025	$0.118750
November 28, 2025	$0.118750
December 31, 2025	$0.118750
January 30, 2026	$0.118750
February 27, 2026	$0.118750
March 31, 2026	$0.118750
April 30, 2026	$0.118750
May 29, 2026	$0.118750
Total	$1.425000

What factors materially contributed to or detracted from the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund's positive performance at NAV was primarily driven by earned income, reflecting a continued focus on higher-quality credits with attractive income and yield characteristics. The Fund's equity exposure also contributed meaningfully to performance, supported by risk-on behavior in equities over the Reporting Period. In addition, macro allocations, primarily within precious metals, contributed positively. Credit spreads were mixed but contributed modestly to absolute returns, driven by spread tightening within high yield corporates, investment-grade credit, and asset-backed securities which offset spread widening within Bank Loans and collateralized loan obligations (“CLOs”).

Duration was the largest detractor from absolute returns as the yield curve bear flattened over the Reporting Period following the onset of the Strait of Hormuz closure in March, with 2-year Treasury yields rising by 11 basis points and 30-year Treasury yields rising by 4 basis points.2 One basis point represents 0.01%.

The market price of a closed-end fund may trade at a premium or discount to NAV. Whereas the NAV performance is indicative of investment performance, the market price performance may be influenced by non-fundamental factors, such as seasonality, investor sentiment and overall supply and demand in the closed-end fund market, among other factors. Whether investors will realize gains or losses upon the sale of Fund shares will depend upon whether the market price of Fund

8 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2026

shares at the time of sale is above or below the investor’s purchase price. The Fund’s investment performance during the Reporting Period, as indicated by NAV total return, was positive.

Discuss the Fund’s Use of Leverage

At the end of the Reporting Period, the Fund’s leverage was approximately 24% of Managed Assets, compared to 25% at the beginning of the Reporting Period.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

Given positive total returns over the Reporting Period, the Fund’s use of leverage benefited performance.

Investments in Investment Funds (as defined in the Additional Information Regarding the Fund section, which begins on page 143) frequently expose the Fund to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses.

How did the Fund use derivatives during the Reporting Period?

The Fund used a variety of derivatives during the Reporting Period, both to gain market exposure, as well as to hedge certain risks. The strategy employs a proprietary covered call strategy which involves selling call option derivatives. The Fund also utilized foreign currency forwards to hedge non-USD exposures. The Fund employed index credit default swaps to hedge broad credit market exposure, which detracted slightly from performance. The Fund utilized various interest rate derivatives, including swaps, swaptions, caps, and futures, to both hedge rate risks and to gain market exposure. The Fund also utilized total return swaps to gain long equity exposure. Overall, the use of derivatives had a positive impact on the Fund’s performance during the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

The Reporting Period was defined by a dramatic regime shift, as markets transitioned from a risk-on Fed easing cycle and soft-landing optimism into a stagflationary shock driven by conflict in the Middle East, before staging a powerful recovery to all-time highs by period end. The closure of the Strait of Hormuz sent crude near $120 per barrel and equities into correction in March, but a fragile U.S.–Iran ceasefire unleashed one of the strongest monthly rallies since 2020.2 Against this backdrop, the Federal Reserve pivoted from cutting rates in December to facing market-implied hikes by May, long-end yields

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 9

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2026

surged to levels last seen in 2007, and Kevin Warsh was confirmed as the 17th Fed Chair. Yet the rally unfolded against contradictory fundamentals — re-accelerating inflation broadening beyond energy into AI-driven goods, record-low consumer sentiment, and a softening labor market — raising questions about its sustainability.

The Fund increased its risk posture over the Reporting Period, capitalizing on the March spread widening to build credit exposure primarily within investment- grade corporates as spreads gapped wider during the energy shock, with equity exposure also stepped up to participate in the subsequent recovery. The most notable addition came in Agency residential mortgage-backed securities (“RMBS”), complemented by a meaningful increase in non-Agency RMBS, reflecting a view that mortgages offered attractive relative value versus other spread sectors. The Fund reduced exposure to high-yield corporates, bank loans, and asset-backed securities over the Reporting Period. Additionally, the Fund also reduced exposure to precious metals given strong performance earlier in the Reporting Period.

Sources:

1 Morningstar 12-month total return as of May 31, 2026

2 Bloomberg

10 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2026

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed- rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non- agency).

The Bloomberg U.S. Corporate Bond Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity, and quality requirements.

The ICE Bank of America (“BofA”) Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/ wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

The S&P UBS Leveraged Loan Index is designed to mirror the investable universe of the USD- denominated leveraged loan market.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 11

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2026

at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value and market price of the Fund’s shares will fluctuate, sometimes independently, based on market, economic, issuer-specific and other factors affecting the Fund and its investments. The market price of Fund shares will either be above (premium) or below (discount) their net asset value. Although the net asset value of Fund shares is often considered in determining whether to purchase or sell Fund shares, whether investors will realize gains or losses upon the sale of Fund shares will depend upon whether the market price of Fund shares at the time of sale is above or below the investor’s purchase price, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s net asset value. Market price movements of Fund shares are thus material to investors and may result in losses, even when net asset value has increased. The Fund is designed for long-term investors; investors should not view the Fund as a vehicle for trading purposes.

Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. Investors should be aware that the Fund’s investments and a shareholder’s investment in the Fund are subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest, reduced yield and/or income and sudden and substantial losses. Certain of these risk factors are described in the Additional Information Regarding the Fund section, which begins on page 143.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/ or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

12 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2026

Fund Statistics
Market Price	$16.20
Net Asset Value	$16.67
Discount to NAV	-2.82%
Net Assets ($000)	$ 549,866

CUMULATIVE FUND PERFORMANCE*

*    The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The Fund does not seek to achieve performance that is comparative to an index.

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED MAY 31, 2026
			Since inception
	One	Three	(annualized)
	Year	Year	11/23/21
Guggenheim Active Allocation Fund
NAV	10.37%	10.95%	4.31%
Market	17.39%	16.34%	4.44%
Bloomberg U.S. Aggregate Bond Index	5.13%	3.95%	0.22%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	May 31, 2026

total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gug. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $20.00 per share for share price returns or initial net asset value (NAV) of $20.00 per share for NAV returns.

The referenced index is an unmanaged index and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Portfolio Breakdown	% of Net Assets
Corporate Bonds	52.6%
Senior Floating Rate Interests	35.1%
Asset-Backed Securities	19.3%
Collateralized Mortgage Obligations	17.6%
Preferred Stocks	6.0%
Common Stocks	2.3%
Money Market Funds	2.3%
U.S. Treasury Bills	2.0%
Other	5.2%
Total Investments	142.4%
Interest Rate Swaptions Written	(0.1%)
Options Written	(0.2%)
Other Assets & Liabilities, net	(42.1%)
Net Assets	100.0%

% of Net
Ten Largest Holdings(a)	Assets
Fannie Mae, 5.00% due 07/01/56	10.2%
Fannie Mae due 08/15/56	1.8%
Lightning A, 5.50% due 03/01/37	1.5%
Thunderbird A, 5.50% due 03/01/37	1.5%
Hotwire Funding LLC, 2021-1, 4.46% due 11/20/51	1.4%
Australia Government Bond, 4.25% due 03/21/36	1.3%
Madison Park Funding LIII Ltd., 2022-53A, 9.67% (3 Month Term SOFR +
6.00%, Rate Floor: 6.00%) due 04/21/35	1.2%
FTAI Aircraft Leasing Offshore SPV, LP	1.1%
Obra Longevity, 8.48% due 06/30/39	1.0%
Insured Lending 1 Ltd., 6.50% due 02/04/32	1.0%
Top Ten Total	22.0%

(a) “Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gug. The above summaries are provided for informational

14 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2026

purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating(a)
% of Total
Rating	Investments
Fixed Income Investments
AAA	1.0%
AA	10.9%
A	3.9%
BBB	15.4%
BB	20.6%
B	27.6%
CCC	3.0%
CC	0.1%
NR(b)	11.0%
Other Investments	6.5%
Total Investments	100.0%

(a) Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating.

(b) NR (not rated) securities do not necessarily indicate low credit quality.

Market Price & NAV History

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 15

FUND SUMMARY (Unaudited) continued	May 31, 2026

Distributions to Shareholders & Annualized Distribution Rate

All or a portion of the above distributions is characterized as a return of capital. For the year ended May 31, 2026, 68.8% of the distributions were characterized as ordinary income, and 31.2% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2026 will be reported to shareholders in January 2027.

16 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS	May 31, 2026

	Shares	Value
COMMON STOCKS - 2.3%
Consumer, Cyclical - 0.5%
Aptiv plc*,(a)	4,627	$ 314,358
Penn Entertainment, Inc.*,(a)	15,035	283,109
Ford Motor Co.(a)	15,940	277,994
Caesars Entertainment, Inc.*,(a)	8,165	237,193
Bath & Body Works, Inc.(a)	10,922	218,658
Best Buy Co, Inc.(a)	2,703	210,699
Target Corp.(a)	1,235	156,931
CarMax, Inc.*,(a)	2,577	114,986
Pool Corp.(a)	578	104,849
NIKE, Inc. — Class B(a)	2,085	96,389
VF Corp.(a)	4,779	82,103
Crocs, Inc.*,(a)	683	81,052
Macy's, Inc.(a)	3,538	76,987
Advance Auto Parts, Inc.(a)	1,253	75,481
Versigent plc*	1,542	68,048
Whirlpool Corp.(a)	1,379	59,876
Under Armour, Inc. — Class C*,(a)	9,303	53,306
Under Armour, Inc. — Class A*,(a)	8,161	47,905
Sonos, Inc.*,(a)	1,488	23,481
Callaway Golf Co.*,(a)	1,357	20,898
Goodyear Tire & Rubber Co.*,(a)	3,229	19,697
Sally Beauty Holdings, Inc.*,(a)	1,288	17,105
Wolverine World Wide, Inc.(a)	954	16,743
National Vision Holdings, Inc.*,(a)	969	16,231
MillerKnoll, Inc.(a)	872	14,109
Gentherm, Inc.*,(a)	390	13,529
Papa John's International, Inc.(a)	387	13,239
LGI Homes, Inc.*,(a)	252	12,048
Allegiant Travel Co.*,(a)	119	10,902
FG Parent LLC*,(b)	15,577	9,736
Cracker Barrel Old Country Store, Inc.(a)	278	9,402
Fox Factory Holding Corp.*,(a)	493	8,894
Pursuit Attractions and Hospitality, Inc.*,(a)	120	5,372
Standard Motor Products, Inc.(a)	124	4,860
Asphalt Atd Holdco LLC*,(b)	23,999	4,272
MarineMax, Inc.*,(a)	123	4,236
Camping World Holdings, Inc. — Class A(a)	489	3,584
Movado Group, Inc.(a)	91	3,483
Malibu Boats, Inc. — Class A*,(a)	121	3,323
Zumiez, Inc.*,(a)	114	2,808
AMC Entertainment Holdings, Inc. — Class A*,(a)	1,286	2,225
Citi Trends, Inc.*,(a)	47	2,162
Johnson Outdoors, Inc. — Class A(a)	31	1,388
Fossil Group, Inc.*	284	1,244
Lovesac Co.*,(a)	76	1,169
GrowGeneration Corp.*	647	1,152
Superior Group of Companies, Inc.(a)	69	882
American Outdoor Brands, Inc.*	84	851

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Shares	Value
COMMON STOCKS - 2.3% (continued)
Consumer, Cyclical - 0.5% (continued)
Children's Place, Inc.*	161	$ 673
OneWater Marine, Inc. — Class A*,(a)	61	672
Lifetime Brands, Inc.	75	641
Tilly's, Inc. — Class A*	135	602
Portillo's, Inc. — Class A*,(a)	136	583
Vera Bradley, Inc.*	155	513
EVI Industries, Inc.(a)	27	471
Playboy, Inc.*	337	462
Cato Corp. — Class A*	117	379
Blink Charging Co.*	428	353
Sportsman's Warehouse Holdings, Inc.*	259	342
Regis Corp.*	12	339
Sleep Number Corp.*	260	309
Universal Electronics, Inc.*	74	308
Republic Airways Holdings, Inc.*	13	264
PetMed Express, Inc.*	118	256
ONE Group Hospitality, Inc.*	123	247
Duluth Holdings, Inc. — Class B*	72	241
Traeger, Inc.*	3	209
Torrid Holdings, Inc.*	103	165
Purple Innovation, Inc.*	343	138
Nu Ride, Inc.*	60	105
Barnes & Noble Education, Inc.*,(a)	2	21
Aterian, Inc.*	12	13
Workhorse Group, Inc.*	1	4
Arcimoto, Inc.*	9	—
Big Lots, Inc.*	354	—
Canoo, Inc.*	2	—
Conn's, Inc.*,(b)	106	—
EBET, Inc.*	3	—
Fisker, Inc.*,(b)	1,915	—
LL Flooring Holdings, Inc.*,(b)	170	—
Shift Technologies, Inc.*,(b)	102	—
Total Consumer, Cyclical		2,817,259
Financial - 0.5%
T. Rowe Price Group, Inc.(a)	3,987	416,761
Lincoln National Corp.(a)	8,597	303,388
Franklin Resources, Inc.(a)	9,379	290,937
KeyCorp(a)	11,155	237,936
Truist Financial Corp.(a)	4,474	215,692
Essex Property Trust, Inc. REIT(a)	761	207,479
Healthpeak Properties, Inc. REIT(a)	7,889	151,074
STAG Industrial, Inc. REIT(a)	2,043	77,368
Alexandria Real Estate Equities, Inc. REIT(a)	1,357	67,416
Valley National Bancorp(a)	4,679	64,430
Terreno Realty Corp. REIT(a)	863	56,690
First Financial Bankshares, Inc.(a)	1,517	49,576
National Storage Affiliates Trust REIT(a)	949	40,475

See notes to financial statements.

18 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Shares	Value
COMMON STOCKS - 2.3% (continued)
Financial - 0.5% (continued)
Broadstone Net Lease, Inc.(a)	1,850	$ 37,425
HA Sustainable Infrastructure Capital, Inc.(a)	896	36,736
LXP Industrial Trust REIT(a)	656	33,876
Riot Platforms, Inc.*	1,226	33,237
Columbia Banking System, Inc.(a)	1,001	29,670
DigitalBridge Group, Inc.(a)	1,417	22,162
LendingClub Corp.*,(a)	1,171	20,902
Triumph Financial, Inc.*,(a)	281	20,021
Walker & Dunlop, Inc.(a)	341	17,115
Innovative Industrial Properties, Inc. REIT(a)	292	16,933
MARA Holdings, Inc.*	1,115	16,034
Cannae Holdings, Inc.(a)	994	14,741
Live Oak Bancshares, Inc.(a)	376	14,299
Rocket Companies, Inc. — Class A*	963	13,973
Virtus Investment Partners, Inc.(a)	85	12,158
Trupanion, Inc.*,(a)	446	9,732
Huntington Bancshares, Inc.(a)	542	8,867
Goosehead Insurance, Inc. — Class A*,(a)	211	7,256
ConnectOne Bancorp, Inc.(a)	218	6,555
MFA Financial, Inc. REIT(a)	649	6,230
Brandywine Realty Trust REIT(a)	1,990	6,169
Piedmont Realty Trust, Inc. REIT*,(a)	727	6,041
Capitol Federal Financial, Inc.(a)	762	5,921
Centerspace REIT(a)	83	5,601
LendingTree, Inc.*,(a)	136	5,195
Metropolitan Bank Holding Corp.(a)	57	5,103
Eagle Bancorp, Inc.(a)	185	5,049
Safehold, Inc. REIT(a)	334	5,000
World Acceptance Corp.*,(a)	24	3,962
Northfield Bancorp, Inc.(a)	258	3,658
Redwood Trust, Inc. REIT(a)	675	3,658
eXp World Holdings, Inc.(a)	736	3,621
Industrial Logistics Properties Trust REIT(a)	380	3,409
TPG RE Finance Trust, Inc. REIT(a)	358	3,007
Alerus Financial Corp.(a)	89	2,544
Southern First Bancshares, Inc.*,(a)	44	2,542
Chiron Real Estate, Inc. REIT(a)	70	2,523
Community Healthcare Trust, Inc. REIT(a)	141	2,428
Waterstone Financial, Inc.(a)	128	2,369
Fulton Financial Corp.(a)	108	2,343
Hingham Institution For Savings(a)	8	2,315
West BanCorp, Inc.(a)	95	2,274
One Liberty Properties, Inc. REIT(a)	95	2,237
RBB Bancorp(a)	83	1,985
ARMOUR Residential REIT, Inc. REIT(a)	103	1,766
Mechanics Bancorp — Class A(a)	114	1,678
Regional Management Corp.(a)	44	1,617
Firstsun Capital Bancorp*	45	1,595

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Shares	Value
COMMON STOCKS - 2.3% (continued)
Financial - 0.5% (continued)
Invesco Mortgage Capital, Inc. REIT(a)	182	$ 1,432
B Riley Financial, Inc.*	118	1,101
Orchid Island Capital, Inc. REIT(a)	158	1,071
Signature Bank*,(a)	1,846	923
Douglas Elliman, Inc.*	449	808
Oportun Financial Corp.*	124	672
Ready Capital Corp. REIT(a)	355	632
Seritage Growth Properties — Class A*,(a)	222	571
Star Holdings*	60	533
Franklin Street Properties Corp. REIT	595	314
eHealth, Inc.*	145	225
Kestrel Group Ltd.*	20	225
Finance Of America Companies, Inc. — Class A*	10	199
Silvergate Capital Corp. — Class A*	327	147
Rafael Holdings, Inc. — Class B*	67	92
Pershing Square Tontine Holdings, Ltd. — Class A*,(b),(c)	329,700	33
Ashford Hospitality Trust, Inc. REIT*	10	31
Fathom Holdings, Inc.*	36	21
First Republic Bank*,(a)	1,594	3
AlphaTON Capital Corp.*	2	1
Office Properties Income Trust REIT	281	1
Total Financial		2,661,789
Consumer, Non-cyclical - 0.4%
Bio-Techne Corp.(a)	5,648	291,889
Illumina, Inc.*,(a)	1,645	268,069
PayPal Holdings, Inc.(a)	5,816	260,266
Align Technology, Inc.*,(a)	1,380	241,431
Charles River Laboratories International, Inc.*,(a)	985	177,999
Bio-Rad Laboratories, Inc. — Class A*,(a)	482	150,615
Zoetis, Inc.(a)	1,380	107,212
MarketAxess Holdings, Inc.(a)	746	97,010
Moderna, Inc.*,(a)	1,850	87,302
WW International, Inc.*	4,946	82,203
Robert Half, Inc.(a)	2,350	69,184
Dentsply Sirona, Inc.(a)	5,242	54,884
LivaNova plc*,(a)	625	46,125
Korn Ferry(a)	630	44,087
Twist Bioscience Corp.*,(a)	633	42,329
Alarm.com Holdings, Inc.*,(a)	552	24,901
Omnicell, Inc.*,(a)	513	22,644
Denali Therapeutics, Inc.*,(a)	1,062	22,344
TriNet Group, Inc.(a)	474	21,652
Beam Therapeutics, Inc.*,(a)	596	19,626
Progyny, Inc.*,(a)	754	19,272
Astrana Health, Inc.*,(a)	442	16,628
Upbound Group, Inc.(a)	773	14,849
Kodiak Sciences, Inc.*	399	14,647
AtriCure, Inc.*,(a)	525	14,527

See notes to financial statements.

20 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Shares	Value
COMMON STOCKS - 2.3% (continued)
Consumer, Non-cyclical - 0.4% (continued)
NeoGenomics, Inc.*,(a)	1,325	$ 13,939
CareDx, Inc.*,(a)	593	13,532
Arcus Biosciences, Inc.*,(a)	526	13,329
Deluxe Corp.(a)	503	12,218
CONMED Corp.(a)	339	12,102
Intellia Therapeutics, Inc.*	814	11,453
Neogen Corp.*,(a)	1,258	11,284
Helen of Troy Ltd.*,(a)	281	7,626
Nurix Therapeutics, Inc.*,(a)	373	6,624
Coursera, Inc.*,(a)	915	4,932
Arvinas, Inc.*	548	4,921
Recursion Pharmaceuticals, Inc. — Class A*	1,343	4,821
Fulgent Genetics, Inc.*,(a)	246	4,462
Green Dot Corp. — Class A*,(a)	313	4,028
Community Health Systems, Inc.*,(a)	1,457	3,963
Carriage Services, Inc.(a)	90	3,707
OPKO Health, Inc.*	2,343	3,421
Sana Biotechnology, Inc.*	1,029	3,396
Pacific Biosciences of California, Inc.*	2,271	3,384
Monro, Inc.(a)	194	3,191
Ocugen, Inc.*	2,201	3,037
Enanta Pharmaceuticals, Inc.*	230	3,027
Definium Therapeutics, Inc.*	125	3,024
Cerus Corp.*	986	2,997
Editas Medicine, Inc.*	801	2,771
Fate Therapeutics, Inc.*	948	2,692
Emergent BioSolutions, Inc.*	287	2,617
AngioDynamics, Inc.*,(a)	220	2,526
Mission Produce, Inc.*,(a)	220	2,451
Personalis, Inc.*	214	2,440
OmniAb, Inc.*,(a)	867	2,341
Varex Imaging Corp.*,(a)	224	2,292
Vanda Pharmaceuticals, Inc.*,(a)	326	2,103
Accendra Health, Inc.*	718	2,039
C4 Therapeutics, Inc.*	460	2,010
Repay Holdings Corp.*,(a)	507	1,967
Absci Corp.*	287	1,937
MeiraGTx Holdings plc*,(a)	177	1,885
OraSure Technologies, Inc.*,(a)	426	1,832
Allogene Therapeutics, Inc.*	811	1,760
Senseonics Holdings, Inc.*	257	1,745
Zentalis Pharmaceuticals, Inc.*	428	1,712
Replimune Group, Inc.*	177	1,538
B&G Foods, Inc.(a)	375	1,534
BioLife Solutions, Inc.*,(a)	61	1,520
Alector, Inc.*	695	1,501
Joint Corp.*	165	1,469
OrthoPediatrics Corp.*,(a)	80	1,374

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Shares	Value
COMMON STOCKS - 2.3% (continued)
Consumer, Non-cyclical - 0.4% (continued)
Utah Medical Products, Inc.(a)	20	$ 1,329
Coherus Oncology, Inc.*	806	1,282
USANA Health Sciences, Inc.*,(a)	70	1,281
TrueBlue, Inc.*	205	1,273
Anika Therapeutics, Inc.*	86	1,250
Phathom Pharmaceuticals, Inc.*	120	1,151
Quanterix Corp.*,(a)	361	1,105
American Well Corp. — Class A*	109	1,071
Dianthus Therapeutics, Inc.*,(a)	11	1,023
Annexon, Inc.*,(a)	185	1,003
Lineage Cell Therapeutics, Inc.*	747	994
InfuSystem Holdings, Inc.*	108	980
Organogenesis Holdings, Inc.*	379	974
Heron Therapeutics, Inc.*	1,100	957
Euronet Worldwide, Inc.*	13	942
Seer, Inc.*	495	926
Lexicon Pharmaceuticals, Inc.*	408	889
Oramed Pharmaceuticals, Inc.	212	842
Beauty Health Co.*	1,022	791
Taysha Gene Therapies, Inc.*	133	781
Inogen, Inc.*,(a)	116	753
Apyx Medical Corp.*	185	739
Orthofix Medical, Inc.*,(a)	78	723
Cassava Sciences, Inc.*	448	690
MaxCyte, Inc.*	563	681
Spyre Therapeutics, Inc.*,(a)	9	662
Stereotaxis, Inc.*	295	584
Tectonic Therapeutic, Inc.*	18	561
Vaxart, Inc.*	715	461
Climb Bio, Inc.*	41	449
RadNet, Inc.*	8	444
HF Foods Group, Inc.*	217	423
Spero Therapeutics, Inc.*	144	408
Verastem, Inc.*	85	368
Sangamo Therapeutics, Inc.*	1,415	308
Exagen, Inc.*	61	304
Neurogene, Inc.*	10	283
Inovio Pharmaceuticals, Inc.*	205	269
Pulmonx Corp.*	155	256
Prelude Therapeutics, Inc.*	64	251
Century Therapeutics, Inc.*	96	235
Beyondspring, Inc.*	133	223
Alpha Teknova, Inc.*	41	221
XBiotech, Inc.*	90	218
Accuray, Inc.*	550	208
AirSculpt Technologies, Inc.*	38	204
ALX Oncology Holdings, Inc.*	105	200
PMV Pharmaceuticals, Inc.*	156	187

See notes to financial statements.

22 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Shares	Value
COMMON STOCKS - 2.3% (continued)
Consumer, Non-cyclical - 0.4% (continued)
Athira Pharma, Inc.*	19	$ 181
Outset Medical, Inc.*	36	176
Rapid Micro Biosystems, Inc. — Class A*	86	173
LENZ Therapeutics, Inc.*	22	171
Solid Biosciences, Inc.*	23	169
Seres Therapeutics, Inc.*	20	146
Q32 Bio, Inc.*	13	144
Elicio Therapeutics, Inc.*	12	137
Cartesian Therapeutics, Inc.*	18	136
Tenaya Therapeutics, Inc.*	153	133
Cue Biopharma, Inc.*	6	131
Laird Superfood, Inc.*	37	130
Sensei Biotherapeutics, Inc.*	6	127
Scilex Holding Co.*	14	125
CytoSorbents Corp.*	245	120
Pyxis Oncology, Inc.*	62	112
Insight Molecular Diagnostics, Inc.*	17	106
TherapeuticsMD, Inc.*	46	98
Zevia PBC — Class A*	61	95
Ginkgo Bioworks Holdings, Inc.*	10	94
Fortress Biotech, Inc.*	28	78
Vor BioPharma, Inc.*	5	75
ImageneBio, Inc.*	13	74
Retractable Technologies, Inc.*	103	70
Werewolf Therapeutics, Inc.*	153	69
Passage Bio, Inc.*	11	63
Precision BioSciences, Inc.*	9	63
Biodesix, Inc.*	3	49
Korro Bio, Inc.*	3	40
Lucid Diagnostics, Inc.*	39	40
Forte Biosciences, Inc.*	2	38
Kalaris Therapeutics, Inc.*	7	37
Lite Strategy, Inc.*	33	33
Bolt Biotherapeutics, Inc.*	6	32
Aligos Therapeutics, Inc.*	5	29
Inotiv, Inc.*	99	28
Xilio Therapeutics, Inc.*	3	25
Tvardi Therapeutics, Inc.*	7	24
Vistagen Therapeutics, Inc.*	38	24
AquaBounty Technologies, Inc.*	17	18
Avalo Therapeutics, Inc.*	1	16
Aspira Women's Health, Inc.*	28	15
Curis, Inc.*	25	14
Endo Guc Trust — Class A*,(b)	133,456	13
Hookipa Pharma, Inc.*	11	13
Quince Therapeutics, Inc.*	11	13
Finch Therapeutics Group, Inc.*	1	7
PAVmed, Inc.*	1	6

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Shares	Value
COMMON STOCKS - 2.3% (continued)
Consumer, Non-cyclical - 0.4% (continued)
BioAtla, Inc.*	1	$ 4
iBio, Inc.*	2	4
SQZ Biotechnologies Co.*	135	3
Adaptimmune Therapeutics plc ADR*	273	2
Sorrento Therapeutics, Inc.*	3,481	2
22nd Century Group, Inc.*	1	1
GT Biopharma, Inc.*	3	1
9 Meters Biopharma, Inc.*	67	—
Acutus Medical, Inc.*	113	—
Affimed N.V.*	69	—
Applied Therapeutics, Inc.(b)	105	—
Athersys, Inc.*	49	—
Carisma Therapeutics, Inc.*	59	—
Codiak Biosciences, Inc.*,(b)	94	—
Cue Health, Inc.*	85	—
Generation Bio Co.(b)	52	—
Humanigen, Inc.*,(b)	284	—
Infinity Pharmaceuticals, Inc.*	521	—
Ligand Pharmaceuticals, Inc.*,(b)	134	—
NanoString Technologies, Inc.*,(b)	532	—
Oncternal Therapeutics, Inc.*,(b)	13	—
Ontrak, Inc.*	1	—
Rubius Therapeutics, Inc.*,(b)	547	—
Syros Pharmaceuticals, Inc.*	34	—
Telesis Bio, Inc.*	3	—
Trevena, Inc.*	1	—
ViewRay, Inc.*	837	—
Vincerx Pharma, Inc.*	4	—
Total Consumer, Non-cyclical		2,454,053
Technology - 0.4%
Qorvo, Inc.*,(a)	5,008	518,628
Skyworks Solutions, Inc.(a)	4,710	366,674
Zebra Technologies Corp. — Class A*,(a)	1,317	320,861
Paycom Software, Inc.(a)	1,974	275,709
IPG Photonics Corp.*,(a)	2,116	242,324
Synaptics, Inc.*,(a)	463	63,561
Power Integrations, Inc.(a)	691	58,044
Ambarella, Inc.*,(a)	412	29,738
LiveRamp Holdings, Inc.*,(a)	775	29,109
Workiva, Inc.*,(a)	501	24,940
BlackLine, Inc.*,(a)	633	18,610
Bandwidth, Inc. — Class A*,(a)	275	17,867
ASGN, Inc.*,(a)	596	13,517
Appian Corp. — Class A*,(a)	461	10,787
PagerDuty, Inc.*,(a)	967	9,622
Porch Group, Inc.*	894	9,316
Digital Turbine, Inc.*	1,060	9,307
Asana, Inc. — Class A*	853	6,568

See notes to financial statements.

24 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Shares	Value
COMMON STOCKS - 2.3% (continued)
Technology - 0.4% (continued)
Cerence, Inc.*	454	$ 5,838
Phreesia, Inc.*,(a)	584	5,758
Rapid7, Inc.*,(a)	659	5,522
CEVA, Inc.*,(a)	132	5,277
3D Systems Corp.*	1,453	5,187
Ouster, Inc.*	112	5,158
Sprout Social, Inc. — Class A*,(a)	530	3,964
Grid Dynamics Holdings, Inc.*,(a)	530	3,816
8x8, Inc.*	1,327	2,747
Corsair Gaming, Inc.*,(a)	163	1,979
Commerce.com, Inc.*,(a)	567	1,775
Unisys Corp.*,(a)	384	1,763
Rackspace Technology, Inc.*	324	1,675
Vuzix Corp.*	349	1,605
Clearwater Analytics Holdings, Inc. — Class A*,(a)	58	1,412
Domo, Inc. — Class B*,(a)	330	1,376
Atomera, Inc.*	120	1,198
Telos Corp.*	238	1,140
Health Catalyst, Inc.*,(a)	609	840
Veritone, Inc.*	169	358
CS Disco, Inc.*,(a)	84	335
TTEC Holdings, Inc.*	108	294
Upland Software, Inc.*	172	155
Teads Holding Co.*	127	146
LivePerson, Inc.*	51	116
Smith Micro Software, Inc.*	34	30
Meta Materials, Inc.*	12	—
Total Technology		2,084,646
Communications - 0.3%
LuxCo 3 SARL	32,870	659,154
Etsy, Inc.*,(a)	4,899	332,740
Match Group, Inc.(a)	5,697	205,833
Walt Disney Co.(a)	1,941	197,652
Charter Communications, Inc. — Class A*,(a)	457	65,831
Ziff Davis, Inc.*,(a)	508	22,896
Upwork, Inc.*,(a)	1,378	12,154
Clear Channel Outdoor Holdings, Inc.*	4,259	10,264
Revolve Group, Inc.*,(a)	420	8,232
Liberty Latin America Ltd. — Class C*,(a)	906	7,429
iHeartMedia, Inc. — Class A*	1,313	5,659
Shutterstock, Inc.(a)	274	4,080
Stitch Fix, Inc. — Class A*	949	3,378
Bed Bath & Beyond, Inc.*	518	3,175
Open Lending Corp.*,(a)	1,223	2,788
Liberty Latin America Ltd. — Class A*,(a)	237	1,913
Boston Omaha Corp. — Class A*,(a)	118	1,520
1-800-Flowers.com, Inc. — Class A*	317	1,449
TechTarget, Inc.*,(a)	305	1,400

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Shares	Value
COMMON STOCKS - 2.3% (continued)
Communications - 0.3% (continued)
Ribbon Communications, Inc.*,(a)	419	$ 1,291
EW Scripps Co. — Class A*	335	1,136
OptimizeRx Corp.*	205	1,064
Lands' End, Inc.*,(a)	79	928
Tucows, Inc. — Class A*,(a)	58	879
Advantage Solutions, Inc.*	18	674
Inseego Corp.*	49	643
1stdibs.com, Inc.*	106	479
CuriosityStream, Inc.	155	443
Thryv Holdings, Inc.*,(a)	90	349
VirnetX Holding Corp.*	18	314
Cardlytics, Inc.*	382	258
CarParts.com, Inc.*	29	161
comScore, Inc.*	20	160
National CineMedia, Inc.(a)	35	110
Fluent, Inc.*	43	87
aka Brands Holding Corp.*	4	38
Cambium Networks Corp.*	63	21
Solo Brands, Inc. — Class A*	1	4
Audacy, Inc.*,(b)	23	—
HyreCar, Inc.*	104	—
Society Pass, Inc.*	2	—
Total Communications		1,556,586
Industrial - 0.2%
Generac Holdings, Inc.*,(a)	2,048	569,160
Mohawk Industries, Inc.*,(a)	2,047	219,889
Ball Corp.(a)	2,988	163,354
Stanley Black & Decker, Inc.(a)	1,746	138,667
Exponent, Inc.(a)	606	35,342
Helios Technologies, Inc.(a)	378	31,408
CryoPort, Inc.*	476	7,468
Astec Industries, Inc.(a)	133	6,698
Aebi Schmidt Holding AG(a)	422	5,266
Montrose Environmental Group, Inc.*,(a)	305	4,883
Smith & Wesson Brands, Inc.(a)	285	4,338
Ranpak Holdings Corp.*,(a)	447	3,084
Mesa Laboratories, Inc.(a)	29	2,959
Luxfer Holdings plc(a)	164	2,793
Columbus McKinnon Corp.(a)	163	2,601
Manitowoc Company, Inc.*,(a)	204	2,413
GrafTech International Ltd.*	234	2,335
Aspen Aerogels, Inc.*	263	1,683
Latham Group, Inc.*,(a)	240	1,267
Pure Cycle Corp.*,(a)	114	1,180
Turtle Beach Corp.*,(a)	90	1,174
Outdoor Holding Co.*	515	1,061
GoPro, Inc. — Class A*	755	944
Comtech Telecommunications Corp.*	152	854

See notes to financial statements.

26 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Shares	Value
COMMON STOCKS - 2.3% (continued)
Industrial - 0.2% (continued)
Standard BioTools, Inc.*	454	$ 522
Identiv, Inc.*	127	521
Innovate Corp.*	29	442
Caesarstone Ltd.*	134	249
Yellow Corp.*	300	63
Hydrofarm Holdings Group, Inc.*	46	45
Akoustis Technologies, Inc.*,(b)	287	—
Ideanomics, Inc.*,(b)	22	—
Total Industrial		1,212,663
Basic Materials - 0.0%
Quaker Chemical Corp.(a)	157	22,534
Tronox Holdings plc(a)	1,344	10,685
Compass Minerals International, Inc.*,(a)	200	6,384
Codexis, Inc.*	706	1,956
Mativ Holdings, Inc.(a)	135	1,199
Unifi, Inc.*	81	321
Magnera Corp.*	20	227
Total Basic Materials		43,306
Utilities - 0.0%
Ameresco, Inc. — Class A*	362	13,025
Middlesex Water Co.(a)	101	5,305
Global Water Resources, Inc.(a)	75	547
Total Utilities		18,877
Energy - 0.0%
Gevo, Inc.*	1,167	2,171
DMC Global, Inc.*,(a)	111	756
Aemetis, Inc.*	161	410
Spruce Power Holding Corp.*	78	225
Beam Global*	52	79
Total Energy		3,641
Pharmaceuticals - 0.0%
Cyteir Therapeutics, Inc.*,(b)	99	—

Total Common Stocks
(Cost $30,864,539)		12,852,820
PREFERRED STOCKS - 6.0%
Financial - 4.9%
Citigroup, Inc.
4.15%	5,000,000	4,976,635
6.88%	600,000	611,979
6.63%	400,000	406,070
Bank of New York Mellon Corp.
3.75%(a)	5,000,000	4,952,607
Wells Fargo & Co.
4.38%(a)	139,386	2,397,439
4.75%(a)	61,250	1,140,475
Bank of America Corp.
4.38%(a)	131,500	2,299,935

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Shares	Value
PREFERRED STOCKS - 6.0% (continued)
Financial - 4.9% (continued)
4.38%	1,159,000	$ 1,151,123
Charles Schwab Corp.
6.10% due 09/01/74	1,900,000	1,902,244
JPMorgan Chase & Co.
6.50%(a)	1,350,000	1,383,555
6.10% due 07/01/74	400,000	403,183
Selective Insurance Group, Inc.
4.60%(a)	85,536	1,372,853
Public Storage
4.10%(a)	58,000	922,200
Lincoln National Corp.
9.25%	750,000	792,733
Jackson Financial, Inc.
8.00%(a)	26,000	669,760
American National Group, Inc.
7.38%	25,000	616,250
RenaissanceRe Holdings Ltd.
4.20%(a)	38,000	574,940
State Street Corp.
6.45%	400,000	412,589
Keenova	582	53,777
Par Health	582	1,989
First Republic Bank
4.50%*	200,000	40
Total Financial		27,042,376
Government - 0.6%
CoBank ACB
4.25%(a)	3,000,000	2,958,180
Consumer, Non-cyclical - 0.3%
Ingenovis Health, LP	1,625	1,624,708
Utilities - 0.1%
NextEra Energy Capital Holdings, Inc.
6.50% due 06/01/85	16,750	414,730
6.50% due 04/15/86	10,000	250,200
Total Utilities		664,930
Energy - 0.1%
Venture Global LNG, Inc.
9.00%(d)	550,000	543,151

Total Preferred Stocks
(Cost $41,758,881)	32,833,345
PRIVATE FUNDS(e) - 1.4%
FTAI Aircraft Leasing Offshore SPV, LP*	5,935,218
HPC NAV I 2025	1,685,440
Total Private Funds
(Cost $7,315,484)	7,620,658

See notes to financial statements.

28 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Shares	Value
WARRANTS - 0.0%
Bed Bath & Beyond, Inc.
Expiring 10/07/26*	50	$ 28
Pershing Square SPARC Holdings, Ltd.
Expiring 12/31/49*,(b),(c)	82,425	8
Total Warrants
(Cost $0)		36
RIGHTS - 0.0%
Consumer, Non-cyclical - 0.0%
Contra Sesen Bio(b)	1,182	1
AbbVie, Inc.-CVR
Expiring 12/31/49(b)	2	—
Avrobio, Inc.(b)	18	—
Bausch Health Companies Inc.-CVR
Expiring 12/31/49(b)	134	—
Carlyle Finance LLC
Expiring 12/31/27(b)	20	—
Cartesian Therapeutics, Inc.*,(b)	542	—
Concentra Biosciences LLC
Expiring 06/23/31*,(b)	279	—
Contra Atreca, Inc.(b)	154	—
Eli Lilly & Co.-CVR
Expiring 12/31/49(b)	6	—
Epizyme, Inc.-CVR
Expiring 01/01/28(b)	793	—
Frequency Therapeutics, Inc.
Expiring 12/31/49*,(b)	191	—
Homology Medicines, Inc.
Expiring 06/30/26*,(b)	249	—
Ikena Oncology, Inc.
Expiring 07/28/26*,(b)	161	—
Kezar Life Sciences, Inc.(b)	21	—
Magenta Therapeutics, Inc.(b)	178	—
Neoleukin Therapeutics, Inc.*,(b)	41	—
Spyre Therapeutics, Inc.(b)	240	—
Surface Oncology, Inc.(b)	208	—
XOMA Corp.
Expiring 04/04/30*,(b)	153	—
Total Consumer, Non-cyclical		1
Financial - 0.0%
Curo Group Holdings Corp.(b)	125	—
Gurnet Point Capital LLC
Expiring 12/31/26(b)	285	—
Total Financial		—
Basic Materials - 0.0%
Asphalt Intermediate Holdco LLC
Expiring 12/31/49(b)	1,071	—
Total Rights
(Cost $2,333)		1

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Shares	Value
CLOSED-END MUTUAL FUNDS(f) - 1.2%
BlackRock Credit Allocation Income Trust(a)	290,333	$ 2,967,203
Eaton Vance Limited Duration Income Fund(a)	309,597	2,904,020
Blackstone Strategic Credit Fund(a)	91,382	1,039,013
Total Closed-End Mutual Funds
(Cost $8,922,656)		6,910,236
MONEY MARKET FUNDS(f) - 2.3%
Dreyfus Treasury Securities Cash Management Fund —
Institutional Shares, 3.51%(g)	12,472,729	12,472,729
Dreyfus Treasury Obligations Cash Management Fund —
Institutional Shares, 3.51%(g)	57,001	57,001

Total Money Market Funds
(Cost $12,529,730)		12,529,730
	Face Amount~
CORPORATE BONDS - 52.6%
Financial - 15.6%
Insured Lending 1 Ltd.
6.50% due 02/04/32(b),(h)	EUR 4,800,000	5,598,240
Global Atlantic Fin Co.
7.25% due 03/01/56(a),(d),(i)	3,065,000	3,047,057
3.13% due 06/15/31(a),(d)	1,750,000	1,569,469
United Wholesale Mortgage LLC
5.50% due 04/15/29(a),(d)	4,300,000	4,107,019
Jefferies Finance LLC / JFIN Co.-Issuer Corp.
5.00% due 08/15/28(a),(d)	3,810,000	3,682,559
Kennedy-Wilson, Inc.
5.00% due 03/01/31	3,500,000	3,528,017
Liberty Mutual Group, Inc.
4.30% due 02/01/61(a),(d)	5,250,000	3,340,544
OneMain Finance Corp.
4.00% due 09/15/30(a)	3,300,000	3,045,947
GLP Capital, LP / GLP Financing II, Inc.
3.25% due 01/15/32	3,250,000	2,917,614
FS KKR Capital Corp.
3.25% due 07/15/27	2,891,000	2,818,827
Jane Street Group / JSG Finance, Inc.
7.13% due 04/30/31(a),(d)	2,700,000	2,798,542
Accident Fund Insurance Co. of America
8.50% due 08/01/32(a),(d)	2,550,000	2,555,374
Encore Capital Group, Inc.
8.50% due 05/15/30(a),(d)	1,950,000	2,074,736
Corebridge Financial, Inc.
6.88% due 12/15/52(a),(i)	1,950,000	1,978,518
Allianz SE
6.55%(a),(d),(i),(j)	1,400,000	1,421,307
6.50%(d),(i),(j)	400,000	401,904
Hunt Companies, Inc.
5.25% due 04/15/29(a),(d)	1,850,000	1,818,716

See notes to financial statements.

30 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 52.6% (continued)
Financial - 15.6% (continued)
Sherwood Financing plc
7.65% (3 Month EURIBOR + 5.50%) due 12/15/29◊,(a)	EUR 1,500,000	$ 1,759,916
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
4.00% due 10/15/33(a),(d)	1,800,000	1,615,779
3.88% due 03/01/31(d)	100,000	92,923
AmFam Holdings, Inc.
3.83% due 03/11/51(a),(d)	2,300,000	1,581,330
Atlantic Marine Corps. Communities LLC
5.38% due 02/15/48	1,946,761	1,580,415
Prudential Financial, Inc.
5.13% due 03/01/52(a),(i)	1,550,000	1,519,598
Alliant Holdings Intermediate LLC / Alliant Holdings
Company-Issuer
7.38% due 10/01/32(d)	1,450,000	1,442,590
Equitable Holdings, Inc.
6.70% due 03/28/55(a),(i)	1,400,000	1,441,156
Fidelis Insurance Holdings Ltd.
7.75% due 06/15/55(a),(i)	1,350,000	1,418,137
Galaxy Bidco Ltd.
8.13% due 12/19/29(a),(d)	GBP 1,000,000	1,385,631
Focus Financial Partners LLC
6.75% due 09/15/31(a),(d)	1,350,000	1,360,125
Reinsurance Group of America, Inc.
6.38% due 09/15/56(a),(i)	1,075,000	1,060,349
6.65% due 09/15/55(i)	265,000	267,469
PennyMac Financial Services, Inc.
7.13% due 11/15/30(a),(d)	800,000	807,885
7.88% due 12/15/29(d)	300,000	311,502
6.88% due 02/15/33(d)	200,000	194,290
CrossCountry Intermediate HoldCo LLC
6.75% due 12/01/32(a),(d)	800,000	769,214
6.50% due 10/01/30(d)	550,000	541,414
American National Group, Inc.
7.00% due 12/01/55(a),(i)	1,325,000	1,303,762
Nationwide Financial Services, Inc.
6.75% due 05/15/37(a)	1,315,000	1,293,027
Kane Bidco Ltd.
7.75% due 07/15/31(d)	GBP 750,000	1,016,017
7.75% due 07/15/31	GBP 100,000	135,469
5.95% (3 Month EURIBOR + 3.75%) due 07/15/32◊	EUR 100,000	117,778
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28(a),(d)	1,268,000	1,269,007
Ares Finance Co. IV LLC
3.65% due 02/01/52(a),(d)	1,650,000	1,127,149
Toronto-Dominion Bank
8.13% due 10/31/82(a),(i)	1,050,000	1,089,904

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 52.6% (continued)
Financial - 15.6% (continued)
Jones Deslauriers Insurance Management, Inc.
7.25% due 10/01/33(d)	CAD 1,000,000	$ 704,113
8.50% due 03/15/30(d)	350,000	357,024
KKR Group Finance Co. X LLC
3.25% due 12/15/51(a),(d)	1,600,000	1,014,121
Belrose Funding Trust II
6.79% due 05/15/55(a),(d)	850,000	872,024
Blackstone Mortgage Trust, Inc.
6.25% due 06/01/31(d)	840,000	826,053
Nassau Companies of New York
7.88% due 07/15/30(a),(d)	862,000	825,947
Ardonagh Finco Ltd.
6.88% due 02/15/31(a),(d)	EUR 700,000	818,553
Bank of Nova Scotia
8.63% due 10/27/82(a),(i)	750,000	783,308
MetLife, Inc.
5.85% due 03/15/56(a),(i)	750,000	741,560
Enstar Group Ltd.
7.50% due 04/01/45(a),(d),(i)	650,000	680,653
VFH Parent LLC / Valor Co.-Issuer, Inc.
7.50% due 06/15/31(d)	600,000	627,623
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49(a),(d),(i)	600,000	599,022
Farmers Insurance Exchange
7.00% due 10/15/64(a),(d),(i)	590,000	595,557
Grand River Funding Trust II
7.28% due 02/15/56(a),(d)	550,000	576,635
Ryan Specialty LLC
4.38% due 02/01/30(d)	450,000	436,040
Starwood Property Trust, Inc.
6.13% due 06/01/31(d)	400,000	404,426
SLM Corp.
6.50% due 05/15/32(i)	400,000	400,070
Fortitude Group Holdings LLC
6.25% due 04/01/30(a),(d)	350,000	358,486
USI, Inc.
7.50% due 01/15/32(d)	350,000	356,318
Osaic Holdings, Inc.
6.75% due 08/01/32(d)	250,000	252,325
Rfna, LP
7.88% due 02/15/30(d)	200,000	196,244
Alliant Holdings Intermediate LLC / Alliant Holdings
Co.-Issuer
7.00% due 01/15/31(d)	150,000	152,263
Total Financial		85,784,591

See notes to financial statements.

32 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 52.6% (continued)
Communications - 8.0%
Altice France S.A.
6.50% due 10/15/31(d)	4,009,150	$ 3,899,259
6.50% due 04/15/32(d)	1,524,392	1,483,505
British Telecommunications plc
4.88% due 11/23/81(a),(d),(i)	5,000,000	4,837,923
Ziggo Bond Company B.V.
5.13% due 02/28/30(a),(d)	4,361,000	3,805,605
Vodafone Group plc
5.13% due 06/04/81(a),(i)	4,750,000	3,723,498
McGraw-Hill Education, Inc.
5.75% due 08/01/28(a),(d)	1,800,000	1,789,526
8.00% due 08/01/29(d)	1,700,000	1,706,307
Vmed O2 UK Financing I plc
4.25% due 01/31/31(a),(d)	3,250,000	2,717,658
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33(a),(d)	2,857,000	2,443,234
7.38% due 02/01/36(d)	150,000	146,369
TELUS Corp.
7.00% due 10/15/55(a),(i)	1,200,000	1,235,156
6.38% due 06/09/56(i)	365,000	364,666
6.63% due 06/09/56(i)	365,000	363,868
Bell Telephone Co. of Canada or Bell Canada
6.88% due 09/15/55(a),(i)	1,850,000	1,902,350
Rogers Communications, Inc.
5.25% due 03/15/82(a),(d),(i)	1,600,000	1,596,150
6.88% due 07/31/56(i)	300,000	304,968
AMC Networks, Inc.
10.50% due 07/15/32(d)	1,747,000	1,808,354
Zayo Group Holdings, Inc.
9.25% due 03/09/30(d)	1,233,861	1,235,403
Cerved Group SpA
7.40% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%)
due 02/15/29◊,(a),(d)	EUR 1,400,000	1,198,099
Verizon Communications, Inc.
6.20% due 05/14/56(i)	1,050,000	1,065,820
Meridian Arc Holdco LLC
6.25% due 04/30/31(d)	1,000,000	1,005,142
CSC Holdings LLC
11.25% due 05/15/28(d)	1,000,000	667,529
4.50% due 11/15/31(d)	300,000	170,250
6.50% due 02/01/29(d)	100,000	58,763
Ciena Corp.
4.00% due 01/31/30(a),(d)	850,000	815,830
RD Michigan Property Owner I LLC
7.50% due 03/30/45(a),(d)	780,000	781,565
Sunrise FinCo I B.V.
4.88% due 07/15/31(d)	750,000	710,116

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face Amount~	Value
CORPORATE BONDS - 52.6% (continued)
Communications - 8.0% (continued)
QTS Fayetteville I Dc1-2 LLC / QTS TRS Fayetteville I DC1-
2 LLC
5.70% due 04/15/36(a),(d)	500,000	$ 486,696
VZ Secured Financing B.V.
5.00% due 01/15/32(d)	500,000	434,104
HUT 8 DC LLC
6.19% due 11/15/42(a),(d)	375,000	379,473
Meta Platforms, Inc.
6.30% due 05/15/56(a)	350,000	353,154
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29(d)	325,000	317,185
Cox Communications, Inc.
2.95% due 10/01/50(a),(d)	245,000	131,246
5.80% due 12/15/53(d)	125,000	104,899
Total Communications		44,043,670
Consumer, Cyclical - 7.4%
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30(a),(d)	4,500,000	4,264,545
Station Casinos LLC
4.63% due 12/01/31(a),(d)	3,250,000	3,075,732
Penn Entertainment, Inc.
4.13% due 07/01/29(a),(d)	2,650,000	2,536,754
Suburban Propane Partners, LP / Suburban Energy Finance
Corp.
5.00% due 06/01/31(a),(d)	2,200,000	2,108,905
6.50% due 12/15/35(d)	95,000	94,268
Air Canada
4.63% due 08/15/29(d)	CAD 2,750,000	1,994,922
Fertitta Entertainment LLC / Fertitta Entertainment Finance
Co., Inc.
4.63% due 01/15/29(a),(d)	1,650,000	1,608,799
Boyne USA, Inc.
4.75% due 05/15/29(a),(d)	1,600,000	1,576,018
Crocs, Inc.
4.25% due 03/15/29(a),(d)	1,625,000	1,575,073
Intralot Capital Luxembourg S.A.
6.73% (3 Month EURIBOR + 4.50%) due 10/15/31◊,(a),(d)	EUR 900,000	1,036,102
6.75% due 10/15/31(a),(d)	EUR 450,000	523,817
Wabash National Corp.
4.50% due 10/15/28(d)	1,750,000	1,488,287
Deuce Finco plc
7.00% due 11/20/31(d)	GBP 1,100,000	1,478,450
HNI Corp.
5.13% due 01/18/29(d)	1,450,000	1,417,456
Boots Group Finco, LP
5.38% due 08/31/32(a),(d)	EUR 600,000	719,845
7.38% due 08/31/32(a),(d)	GBP 500,000	692,375

See notes to financial statements.

34 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face Amount~	Value
CORPORATE BONDS - 52.6% (continued)
Consumer, Cyclical - 7.4% (continued)
Scientific Games Holdings, LP / Scientific Games US FinCo, Inc.
6.63% due 03/01/30(d)	1,600,000	$ 1,381,751
Essendi S.A.
5.63% due 05/15/32(a),(d)	EUR 650,000	767,389
6.38% due 10/15/29(d)	EUR 200,000	242,518
6.03% (3 Month EURIBOR + 3.75%) due 05/15/32◊,(a),(d)	EUR 200,000	236,481
Allwyn Entertainment Financing UK plc
7.88% due 04/30/29(a),(d)	1,200,000	1,238,774
Murphy Oil USA, Inc.
5.88% due 06/01/34(d)	1,050,000	1,053,793
Quicktop Holdco AB
6.61% (3 Month EURIBOR + 4.50%) due 03/21/30◊,(d)	EUR 800,000	962,850
AZ Battery Property LLC
6.73% due 02/20/46(b)	978,030	948,513
Lottomatica Group SpA
4.88% due 01/31/31(a),(d)	EUR 700,000	828,652
TVL Finance plc
5.89% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%)
due 06/30/30◊,(a)	EUR 850,000	827,887
RB Global Holdings, Inc.
7.75% due 03/15/31(d)	650,000	675,847
Versuni Group B.V.
3.13% due 06/15/28(a)	EUR 550,000	636,734
JB Poindexter & Company, Inc.
8.75% due 12/15/31(d)	590,000	606,716
Somnigroup International, Inc.
3.88% due 10/15/31(d)	600,000	549,253
Beach Acquisition Bidco LLC
5.25% due 07/15/32(a),(d)	EUR 450,000	529,307
Park River Holdings, Inc.
8.00% due 03/15/31(d)	500,000	506,272
QXO Building Products, Inc.
6.75% due 04/30/32(d)	400,000	407,582
New Flyer Holdings, Inc.
9.25% due 07/01/30(d)	350,000	375,573
Whirlpool Corp.
4.70% due 05/14/32	300,000	247,527
4.50% due 06/01/46	100,000	63,686
4.60% due 05/15/50	100,000	63,205
Lindblad Expeditions LLC
7.00% due 09/15/30(d)	300,000	308,734
Wolverine World Wide, Inc.
4.00% due 08/15/29(d)	300,000	282,614
Motel One GmbH / Muenchen
7.75% due 04/02/31(d)	EUR 200,000	247,351

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 52.6% (continued)
Consumer, Cyclical - 7.4% (continued)
Pioneer Opco LLC
7.00% due 05/15/33(a),(d)	200,000	$ 204,320
Betclic Everest Group SAS
5.13% due 12/10/31(d)	EUR 100,000	118,186
Total Consumer, Cyclical		40,502,863
Consumer, Non-cyclical - 7.1%
DaVita, Inc.
4.63% due 06/01/30(a),(d)	5,200,000	5,052,755
U.S. Foods, Inc.
4.63% due 06/01/30(a),(d)	4,250,000	4,131,201
Upbound Group, Inc.
6.38% due 02/15/29(a),(d)	3,412,000	3,376,814
BCP V Modular Services Finance II plc
4.75% due 11/30/28(a)	EUR 3,000,000	3,248,745
ADT Security Corp.
4.88% due 07/15/32(a),(d)	3,300,000	3,124,800
Carriage Services, Inc.
4.25% due 05/15/29(a),(d)	3,150,000	3,013,620
Sotheby's / Bidfair Holdings, Inc.
5.88% due 06/01/29(a),(d)	2,200,000	2,092,511
1261229 BC Ltd.
10.00% due 04/15/32(d)	2,029,000	2,077,325
Reynolds American, Inc.
5.70% due 08/15/35(a)	1,550,000	1,599,002
JBS NV / JBS USA Foods Group Holdings, Inc. / JBS USA
Food Co. Holdings
4.38% due 02/02/52(a)	1,750,000	1,323,223
CPI CG, Inc.
10.00% due 07/15/29(a),(d)	1,256,000	1,321,940
Albion Financing 1 SARL / Aggreko Holdings, Inc.
5.38% due 05/21/30(a),(d)	EUR 450,000	538,370
7.00% due 05/21/30(d)	450,000	464,602
Neogen Food Safety Corp.
8.63% due 07/20/30(a),(d)	900,000	943,996
Bausch Health Companies, Inc.
4.88% due 06/01/28(d)	977,000	903,412
Humana, Inc.
6.63% due 09/15/56(a),(i)	850,000	842,523
Verisure Holding AB
5.50% due 05/15/30(a),(d)	EUR 650,000	780,900
Nexture SpA
5.33% (3 Month EURIBOR + 3.13%) due 07/30/32◊,(a),(d)	EUR 520,000	608,597
CVS Health Corp.
7.00% due 03/10/55(a),(i)	550,000	573,053
Surgery Center Holdings, Inc.
7.25% due 04/15/32(d)	566,000	567,325

See notes to financial statements.

36 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 52.6% (continued)
Consumer, Non-cyclical - 7.1% (continued)
Cidron Atrium SE
5.91% (3 Month EURIBOR + 3.63%) due 02/15/33◊,(d)	EUR 225,000	$ 262,814
5.63% due 02/15/33(a),(d)	EUR 225,000	258,306
Herc Holdings, Inc.
7.00% due 06/15/30(d)	230,000	238,987
7.25% due 06/15/33(d)	170,000	177,333
Sammontana Italia SpA
5.95% (3 Month EURIBOR + 3.75%) due 10/15/31◊,(a),(d)	EUR 350,000	412,072
Perrigo Finance Unlimited Co.
5.38% due 09/30/32(a)	EUR 250,000	283,286
APi Group DE, Inc.
4.75% due 10/15/29(d)	250,000	245,888
Horseshoe Funding Trust
6.89% due 11/15/55(a),(d)	200,000	206,616
Williams Scotsman, Inc.
7.38% due 10/01/31(d)	150,000	156,625
Darling Ingredients, Inc.
6.00% due 06/15/30(d)	150,000	151,456
Grifols S.A.
3.88% due 10/15/28	EUR 100,000	115,987
HealthEquity, Inc.
4.50% due 10/01/29(d)	75,000	72,983
Total Consumer, Non-cyclical		39,167,067
Industrial - 4.5%
Standard Industries, Inc.
4.38% due 07/15/30(a),(d)	2,400,000	2,285,785
3.38% due 01/15/31(d)	1,000,000	910,319
Enviri Corp.
5.75% due 07/31/27(d)	2,625,000	2,625,000
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28(d)	2,300,000	2,305,750
5.25% due 07/15/28(d)	291,000	289,429
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30(d)	2,600,000	2,429,096
GrafTech Finance, Inc.
4.63% due 12/23/29(d)	3,200,000	2,211,963
Builders FirstSource, Inc.
6.38% due 06/15/32(a),(d)	1,500,000	1,513,910
Homestead Spe Issuer LLC
7.21% due 04/01/55(b)	1,500,000	1,503,182
Brundage-Bone Concrete Pumping Holdings, Inc.
7.50% due 02/01/32(a),(d)	1,350,000	1,390,477
Clearwater Paper Corp.
4.75% due 08/15/28(a),(d)	1,609,000	1,304,465
Calderys Financing LLC
11.25% due 06/01/28(a),(d)	1,250,000	1,294,407

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 52.6% (continued)
Industrial - 4.5% (continued)
Mauser Packaging Solutions Holding Co.
7.88% due 04/15/30(a),(d)	700,000	$ 707,012
9.25% due 04/15/30(d)	350,000	335,354
AmeriTex HoldCo Intermediate LLC
7.63% due 08/15/33(a),(d)	950,000	989,199
Biffa Group Holdings Ltd.
7.38% due 06/15/31(d)	GBP 350,000	470,673
5.25% due 06/15/31(d)	EUR 400,000	461,445
Quikrete Holdings, Inc.
6.75% due 03/01/33(d)	700,000	710,061
TK Elevator US Newco, Inc.
5.25% due 07/15/27(a),(d)	408,000	408,183
Waste Pro USA, Inc.
7.00% due 02/01/33(d)	300,000	306,677
Amsted Industries, Inc.
6.38% due 03/15/33(d)	150,000	152,475
Total Industrial		24,604,862
Energy - 4.2%
Occidental Petroleum Corp.
7.95% due 06/15/39(a)	3,190,000	3,826,156
ITT Holdings LLC
6.50% due 08/01/29(a),(d)	3,750,000	3,726,793
Venture Global LNG, Inc.
9.88% due 02/01/32(a),(d)	2,550,000	2,726,500
Valero Energy Corp.
4.00% due 06/01/52(a)	3,350,000	2,470,831
NuStar Logistics, LP
6.38% due 10/01/30(a)	1,898,000	1,970,693
CVR Energy, Inc.
5.75% due 02/15/28(a),(d)	1,510,000	1,505,427
Buckeye Partners, LP
5.85% due 11/15/43(a)	1,650,000	1,501,981
Par Petroleum LLC
7.38% due 06/01/34(d)	1,375,000	1,407,331
Phillips 66 Co.
6.20% due 03/15/56(a),(i)	1,287,000	1,293,810
5.88% due 03/15/56(i)	112,000	111,303
TransMontaigne Partners LLC
8.50% due 06/15/30(d)	1,150,000	1,186,478
Global Partners, LP / GLP Finance Corp.
6.88% due 01/15/29	675,000	681,656
7.13% due 07/01/33(d)	150,000	152,510
BP Capital Markets plc
6.13%(a),(i),(j)	275,000	280,864
Targa Resources Corp.
6.05% due 05/15/56(a)	275,000	273,025
Total Energy		23,115,358

See notes to financial statements.

38 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 52.6% (continued)
Utilities - 2.3%
Southern Co.
6.00% due 04/01/58(i)	1,825,000	$ 1,836,638
Sierra Pacific Power Co.
6.38% due 09/15/56(a),(i)	1,250,000	1,248,298
6.20% due 12/15/55(i)	375,000	370,965
PacifiCorp
7.38% due 09/15/55(a),(i)	1,380,000	1,405,526
Eversource Energy
6.35% due 08/15/56(a),(i)	1,375,000	1,378,200
CMS Energy Corp.
6.50% due 06/01/55(a),(i)	1,300,000	1,336,209
American Electric Power Co., Inc.
5.80% due 03/15/56(i)	505,000	503,441
6.05% due 03/15/56(a),(i)	505,000	500,786
3.88% due 02/15/62(i)	300,000	296,897
NextEra Energy Capital Holdings, Inc.
3.80% due 03/15/82(a),(i)	800,000	787,306
6.38% due 08/15/55(a),(i)	451,000	461,673
Spire, Inc.
6.45% due 06/01/56(a),(i)	990,000	988,231
ContourGlobal Power Holdings S.A.
5.00% due 02/28/30(a),(d)	EUR 800,000	940,989
Dominion Energy, Inc.
6.20% due 02/15/56(a),(i)	800,000	804,945
Total Utilities		12,860,104
Basic Materials - 2.0%
Kaiser Aluminum Corp.
4.50% due 06/01/31(a),(d)	4,350,000	4,170,419
Ingevity Corp.
3.88% due 11/01/28(a),(d)	2,900,000	2,800,837
Anglo American Capital plc
5.63% due 04/01/30(d)	1,050,000	1,083,108
Compass Minerals International, Inc.
8.00% due 07/01/30(a),(d)	750,000	790,548
SCIL IV LLC / SCIL USA Holdings LLC
9.50% due 07/15/28(d)	EUR 550,000	661,403
Arsenal AIC Parent LLC
8.00% due 10/01/30(d)	550,000	576,282
WR Grace Holdings LLC
7.00% due 08/01/33(d)	500,000	495,985
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28(d)	402,000	399,945
Total Basic Materials		10,978,527
Technology - 1.5%
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31(a)	1,900,000	1,737,244

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 52.6% (continued)
Technology - 1.5% (continued)
TeamSystem SpA
5.70% (3 Month EURIBOR + 3.50%) due 07/31/31◊,(a),(d)	EUR 1,300,000	$ 1,497,499
Foundry JV Holdco LLC
6.20% due 01/25/37(a),(d)	1,350,000	1,424,193
Fair Isaac Corp.
6.25% due 09/15/34(d)	1,400,000	1,388,750
Capstone Borrower, Inc.
8.00% due 06/15/30(a),(d)	1,000,000	984,069
Dye & Durham Ltd.
8.63% due 04/15/29(d)	607,000	498,753
Oracle Corp.
5.88% due 09/26/45(a)	175,000	156,509
5.95% due 09/26/55(a)	175,000	153,028
4.80% due 09/26/32(a)	100,000	96,091
5.20% due 09/26/35	62,000	59,048
Total Technology		7,995,184

Total Corporate Bonds
(Cost $297,993,854)		289,052,226
SENIOR FLOATING RATE INTERESTS - 35.1%
Consumer, Cyclical - 9.4%
LaserAway Intermediate Holdings II LLC
9.69% (3 Month Term SOFR + 5.75%, Rate Floor:
0.75%) due 10/14/27◊	5,505,625	5,464,333
Gibson Brands, Inc.
8.94% (3 Month Term SOFR + 5.00%, Rate Floor:
0.75%) due 08/11/28◊	5,505,625	5,131,243
NFM & J LLC
9.51% (3 Month Term SOFR + 5.75%, Rate Floor:
1.00%) due 11/30/28◊,(b)	3,599,566	3,553,890
Pacific Bells LLC
7.45% (3 Month Term SOFR + 3.75%, Rate Floor:
0.50%) due 11/13/28◊	2,819,028	2,833,123
MB2 Dental Solutions LLC
9.12% (1 Month Term SOFR + 5.50%, Rate Floor:
0.75%) due 02/13/31◊,(b)	2,546,275	2,519,604
Breitling Financing SARL
6.02% (6 Month EURIBOR + 3.90%) due 10/25/28◊	EUR 2,000,000	1,969,834
FR Refuel LLC
8.48% (1 Month Term SOFR + 4.75%, Rate Floor:
1.75%) due 11/08/28◊	1,909,158	1,892,453
Applegreen Ltd.
6.65% (3 Month EURIBOR + 4.50%) due 01/30/32◊	EUR 1,400,000	1,643,531
PetSmart LLC
7.58% (1 Month Term SOFR + 4.00%) due 08/18/32◊	1,596,000	1,590,350
Recess Holdings, Inc.
7.42% (3 Month Term SOFR + 3.75%, Rate Floor:
1.00%) due 02/20/30◊	1,568,150	1,564,402

See notes to financial statements.

40 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS - 35.1% (continued)
Consumer, Cyclical - 9.4% (continued)
Casper Bidco Sasu
5.15% (1 Month EURIBOR + 3.25%) due 03/21/31◊	EUR 1,300,000	$ 1,521,633
QSRP Finco SARL
5.91% (6 Month EURIBOR + 3.75%) due 06/19/31◊	EUR 1,300,000	1,510,504
Allwyn Entertainment Financing UK Plc
4.90% (1 Month EURIBOR + 3.00%) due 03/26/32◊	EUR 1,250,000	1,459,245
International Entertainment Jjco 3 Ltd.
8.23% (3 Month SONIA + 4.50%) due 04/29/32◊	GBP 1,000,000	1,346,500
White Cap Supply Holdings LLC
7.12% (1 Month Term SOFR + 3.50%) due 02/10/33◊	700,000	693,000
6.87% (1 Month Term SOFR + 3.25%) due 10/19/29◊	638,518	633,627
Scientific Games Holdings, LP
5.85% (3 Month EURIBOR + 3.75%) due 04/04/29◊	EUR 1,120,000	1,288,700
Hunter Douglas, Inc.
6.70% (3 Month Term SOFR + 3.00%) due 01/17/32◊	1,283,750	1,281,080
Grant Thornton Advisors Holding LLC
5.15% (1 Month EURIBOR + 3.25%) due 09/23/32◊	EUR 1,100,000	1,274,642
Betclic Everest Group SAS
due 12/10/31(k)	EUR 1,000,000	1,166,883
6.41% (3 Month Term SOFR + 2.75%) due 12/10/31◊	100,000	100,333
AI Aqua Merger Sub, Inc.
6.16% (1 Month Term SOFR + 2.50%, Rate Floor:
0.50%) due 07/31/28◊	1,234,430	1,235,306
Motel One GmbH
5.70% (3 Month EURIBOR + 3.63%) due 06/04/32◊	EUR 1,000,000	1,176,015
FCG Acquisitions, Inc.
6.87% (1 Month Term SOFR + 3.25%) due 03/04/33◊	1,139,323	1,145,430
Shaw Development LLC
9.66% (3 Month Term SOFR + 6.00%) due 10/30/29◊,(b)	1,155,977	1,096,054
Alterra Mountain Co.
6.12% (1 Month Term SOFR + 2.50%) due 05/31/30◊	1,036,927	1,038,224
Dealer Tire Financial LLC
6.62% (1 Month Term SOFR + 3.00%) due 07/02/31◊	985,013	973,931
SGH2 LLC
8.20% (3 Month Term SOFR + 4.50%) due 08/18/32◊	895,500	886,545
Vista Management Holding, Inc.
7.44% (3 Month Term SOFR + 3.75%) due 04/01/31◊	890,931	882,761
TRQ Sales LLC
6.95% (3 Month Term SOFR + 3.25%) due 12/30/32◊	850,000	828,223
Entain Holdings (Gibraltar) Ltd.
5.64% (3 Month EURIBOR + 3.50%) due 06/30/28◊	EUR 604,743	711,674
Sun III Ltd.
7.12% (3 Month EURIBOR + 5.00%) due 12/20/32◊	EUR 600,000	689,724
Park River Holdings, Inc.
8.19% (3 Month Term SOFR + 4.50%, Rate Floor:
0.75%) due 03/15/31◊	449,873	447,925

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS - 35.1% (continued)
Consumer, Cyclical - 9.4% (continued)
Gulfside Supply, Inc.
6.70% (3 Month Term SOFR + 3.00%) due 06/17/31◊	275,000	$ 234,143
Pioneer Opco LLC
6.88% (1 Month Term SOFR + 3.25%) due 05/15/33◊	100,000	100,604
Asphalt Atd Holdco LLC
6.67% (3 Month Term SOFR + 6.67%) (in-kind rate was
4.00%) due 02/28/30◊,(b),(l)	88,396	51,270
Total Consumer, Cyclical		51,936,739
Consumer, Non-cyclical - 8.3%
ASP Dream Acquisition Company LLC
7.97% (1 Month Term SOFR + 4.25%, Rate Floor:
0.75%) due 12/15/28◊	3,120,000	2,917,200
Blue Ribbon LLC
4.91% (3 Month Term SOFR + 1.00%, Rate Floor:
0.75%) (in-kind rate was 5.00%) due 05/08/28◊,(l)	3,272,746	1,686,086
7.65% (3 Month Term SOFR + 4.00%, Rate Floor:
0.75%) (in-kind rate was 4.00%) due 05/08/28◊,(b),(l)	1,304,469	1,226,201
Women's Care Holdings, Inc.
8.26% (3 Month Term SOFR + 4.50%, Rate Floor:
1.75%) due 01/15/28◊	2,864,662	2,757,237
Florida Food Products LLC
8.94% (3 Month Term SOFR + 5.00%, Rate Floor:
1.00%) due 10/15/30◊	2,448,744	1,769,218
9.17% (3 Month Term SOFR + 5.50%, Rate Floor:
2.00%) due 10/15/30◊,(b)	947,031	932,825
Nidda Healthcare Holding GmbH
5.70% (3 Month EURIBOR + 3.50%) due 12/09/32◊	EUR 1,800,000	2,107,380
Cordobes Holdco SL
5.70% (1 Month EURIBOR + 3.75%) due 02/02/29◊	EUR 1,614,545	1,879,900
Auxey Midco Ltd.
9.76% (1 Month Term SOFR + 6.00%) due 06/29/27◊	1,755,000	1,623,375
Pimente Investissement SAS
4.25% (3 Month EURIBOR + 3.65%) due 12/29/28◊	EUR 1,350,000	1,579,622
Bowtie Germany Bidco GmbH
5.88% (3 Month EURIBOR + 3.75%) due 08/01/31◊	EUR 1,300,000	1,483,334
Celeste Bidco BV
5.92% (3 Month EURIBOR + 3.75%) due 07/20/29◊	EUR 1,250,000	1,467,541
Boluda Towage SL
5.40% (1 Month EURIBOR + 3.50%) due 01/31/30◊	EUR 1,250,000	1,461,826
Inspired Finco Holdings Ltd.
4.90% (1 Month EURIBOR + 3.00%) due 02/28/31◊	EUR 1,201,982	1,411,572
Compleat Food Group Holdings Ltd.
9.23% (3 Month SONIA + 5.50%) due 01/31/28◊	GBP 1,050,000	1,403,221
Curriculum Associates LLC
8.16% (3 Month Term SOFR + 4.50%, Rate Floor:
0.75%) due 05/07/32◊,(b)	1,400,000	1,393,671

See notes to financial statements.

42 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS - 35.1% (continued)
Consumer, Non-cyclical - 8.3% (continued)
Hanger, Inc.
7.12% (1 Month Term SOFR + 3.50%) due 10/23/31◊	1,340,375	$ 1,346,246
Normec 1 BV
5.15% (1 Month EURIBOR + 3.25%) due 04/16/31◊	EUR 1,150,000	1,346,060
Almaviva Development Sasu
6.38% (3 Month EURIBOR + 4.25%) due 04/08/31◊	EUR 1,100,000	1,291,911
Cube Healthcare Europe Bidco SAS
5.20% (1 Month EURIBOR + 3.25%) due 10/30/29◊	EUR 1,000,000	1,175,047
Financiere Verdi I SASU
due 12/13/30(k)	EUR 1,000,000	1,171,642
Ai Monet (Luxembourg) Parentco SARL
5.20% (3 Month EURIBOR + 3.00%) due 03/06/31◊	EUR 1,000,000	1,168,493
Shilton Bidco Ltd.
5.88% (3 Month EURIBOR + 3.75%) due 01/11/30◊	EUR 1,000,000	1,165,880
Artisan Newco BV
5.58% (3 Month EURIBOR + 3.50%) due 04/05/32◊	EUR 989,866	1,156,502
Lernen US Finco LLC
7.01% (3 Month Term SOFR + 3.50%) due 10/27/31◊	1,136,071	1,111,930
Chef's Warehouse Parent LLC
6.12% (1 Month Term SOFR + 2.50%, Rate Floor:
0.50%) due 08/23/29◊	941,083	944,217
Thevelia US LLC
6.70% (3 Month Term SOFR + 3.00%, Rate Floor:
0.50%) due 06/18/29◊	889,525	870,249
Outcomes Group Holdings, Inc.
6.62% (1 Month Term SOFR + 3.00%) due 05/06/31◊	687,816	689,748
Merative, LP
8.20% (3 Month Term SOFR + 4.50%, Rate Floor:
0.75%) due 09/30/32◊,(b)	689,298	689,298
IVI America LLC
6.95% (3 Month Term SOFR + 3.25%) due 04/09/31◊	640,283	641,749
Eagle Parent Corp.
7.95% (3 Month Term SOFR + 4.25%, Rate Floor:
0.50%) due 04/02/29◊	533,548	535,992
Financiere Mendel Sasu
6.39% (3 Month Term SOFR + 2.75%) due 11/08/30◊	490,047	492,345
US Fertility Enterprises LLC
7.12% (1 Month Term SOFR + 3.50%) due 12/30/32◊	434,211	436,269
Secretariat Advisors LLC
7.70% (3 Month Term SOFR + 4.00%) due 02/28/32◊	441,774	432,665
Ingenovis Health, Inc.
8.91% (3 Month Term SOFR + 5.25%) due 05/22/32◊	610,029	366,017
Midwest Physician Administrative Services
6.96% (3 Month Term SOFR + 3.00%, Rate Floor:
1.75%) due 03/12/28◊	366,933	345,251
Weight Watchers International Holdings Ltd.
10.51% (3 Month Term SOFR + 6.80%, Rate Floor:
0.50%) due 06/24/30◊	502,987	344,043

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS - 35.1% (continued)
Consumer, Non-cyclical - 8.3% (continued)
Congruex Group LLC
9.60% (3 Month Term SOFR + 5.00%, Rate Floor:
0.75%) (in-kind rate was 4.75%) due 05/03/29◊,(l)	480,434	$ 280,251
Primo Brands Corp.
6.45% (3 Month Term SOFR + 2.75%, Rate Floor:
0.50%) due 03/31/31◊	250,000	251,435
Amspec Parent LLC
7.20% (3 Month Term SOFR + 3.50%) due 12/22/31◊	198,540	198,937
Grant Thornton Advisors Holding LLC
6.37% (1 Month Term SOFR + 2.75%) due 06/02/31◊	115,020	110,485
Total Consumer, Non-cyclical		45,662,871
Industrial - 6.6%
Pelican Products, Inc.
8.21% (3 Month Term SOFR + 4.25%, Rate Floor:
0.50%) due 12/29/28◊	5,505,625	5,257,927
Capstone Acquisition Holdings, Inc.
8.22% (1 Month Term SOFR + 4.50%, Rate Floor:
1.00%) due 11/13/29◊,(b)	2,760,254	2,749,680
Integrated Power Services Holdings, Inc.
8.48% (1 Month Term SOFR + 4.75%, Rate Floor:
0.75%) due 11/22/31◊,(b)	1,779,172	1,774,293
Rinchem Company LLC
8.30% (3 Month Term SOFR + 4.50%, Rate Floor:
0.50%) due 03/02/29◊,(b)	3,080,000	1,416,800
Icebox Holdco III, Inc.
6.95% (3 Month Term SOFR + 3.25%, Rate Floor:
0.50%) due 12/22/31◊	1,387,845	1,392,910
Michael Baker International LLC
7.66% (3 Month Term SOFR + 4.00%, Rate Floor:
0.75%) due 12/01/28◊	1,375,588	1,375,588
Merlin Buyer, Inc.
7.68% (3 Month Term SOFR + 4.00%) due 04/15/33◊	1,350,000	1,357,600
OEP Glass Purchaser LLC
7.70% (3 Month Term SOFR + 4.00%) due 03/07/33◊	1,350,000	1,347,475
Cube Safety Bidco Ab
due 02/21/33(k)	EUR 1,148,936	1,342,523
Engineered Machinery Holdings, Inc.
5.63% (3 Month EURIBOR + 3.50%) due 11/26/32◊	EUR 1,000,000	1,169,461
6.95% (3 Month Term SOFR + 3.25%) due 11/26/32◊	99,218	99,740
Pregis Topco LLC
7.37% (1 Month Term SOFR + 3.75%) due 02/01/29◊	1,172,531	1,178,394
TSG Solutions Holding Saca
5.40% (3 Month EURIBOR + 3.25%) due 05/04/32◊	EUR 1,000,000	1,171,163
Infrastrux Group, Inc.
5.44% (6 Month EURIBOR + 2.95%) due 09/27/30◊	EUR 1,000,000	1,169,764
Drive Bidco BV
5.67% (3 Month EURIBOR + 3.50%) due 07/23/31◊	EUR 1,000,000	1,169,216

See notes to financial statements.

44 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS - 35.1% (continued)
Industrial - 6.6% (continued)
Indicor LLC
5.13% (3 Month EURIBOR + 3.00%) due 11/22/29◊	EUR 992,481	$ 1,161,513
Engineering Research & Consulting LLC
8.70% (3 Month Term SOFR + 5.00%) due 08/29/31◊	1,382,500	1,134,341
Proampac PG Borrower LLC
7.66% (3 Month Term SOFR + 4.00%) due 03/07/33◊	1,137,487	1,112,610
Cobham Ultra SeniorCo SARL
7.79% (6 Month Term SOFR + 3.75%, Rate Floor:
0.50%) due 08/03/29◊	1,071,970	1,075,765
STS Operating, Inc.
7.72% (1 Month Term SOFR + 4.00%) due 03/25/31◊	1,019,863	1,016,804
Graftech Finance, Inc.
9.67% (3 Month Term SOFR + 6.00%, Rate Floor:
2.00%) due 12/21/29◊	1,011,373	966,651
Protect Bidco GmbH
6.40% (3 Month EURIBOR + 4.25%) due 08/13/32◊	EUR 800,000	938,872
Aman OBH1L Mortgage
8.67% (1 Month Term SOFR + 5.00%, Rate Floor:
2.75%) due 03/18/30◊,(b)	805,357	797,303
Owens-Illinois Group, Inc.
6.62% (1 Month Term SOFR + 3.00%) due 09/30/32◊	798,000	790,267
Azuria Water Solutions, Inc.
6.42% (3 Month Term SOFR + 2.75%) due 04/25/33◊	741,176	739,094
Dxp Enterprises, Inc.
6.87% (1 Month Term SOFR + 3.25%, Rate Floor:
1.00%) due 10/11/30◊	635,357	640,122
Tega MC Australia Holdings Pty Ltd.
due 03/25/33(k)	500,000	501,875
Mannington Mills, Inc.
8.45% (3 Month Term SOFR + 4.75%) due 03/25/32◊,(b)	509,056	496,329
Apple Bidco LLC
6.12% (1 Month Term SOFR + 2.50%) due 09/23/31◊	469,926	470,570
LSF12 Phoenix Holdco LLC
8.20% (3 Month Term SOFR + 4.50%) due 03/25/33◊	400,000	397,000
Total Industrial		36,211,650
Technology - 4.5%
Visma AS
5.82% (6 Month EURIBOR + 3.70%) due 12/05/28◊,(b)	EUR 2,500,000	2,886,592
Datix Bidco Ltd.
8.73% (6 Month SONIA + 5.00%) due 04/30/31◊,(b)	GBP 1,674,000	2,113,506
Precise Bidco BV
5.15% (3 Month EURIBOR + 3.00%) due 11/15/30◊	EUR 1,670,000	1,926,822
Cegid Group
4.90% (3 Month EURIBOR + 2.75%) due 07/10/28◊	EUR 1,450,000	1,669,235
Kerridge Commercial Systems Bidco Ltd.
8.14% (3 Month SONIA + 4.41%) due 11/21/32◊,(b)	GBP 1,200,000	1,591,841

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS - 35.1% (continued)
Technology - 4.5% (continued)
Zodiac Purchaser LLC
7.12% (1 Month Term SOFR + 3.50%) due 02/14/32◊	1,582,030	$ 1,500,951
Bock Capital
5.63% (3 Month EURIBOR + 3.50%) due 06/29/28◊	EUR 1,200,000	1,394,899
Azurite Intermediate Holdings, Inc.
9.62% (1 Month Term SOFR + 6.00%, Rate Floor:
0.75%) due 03/19/31◊,(b)	1,350,000	1,269,000
Leia Finco US LLC
6.93% (3 Month Term SOFR + 3.25%) due 10/09/31◊	1,287,000	1,227,618
Kaseya, Inc.
6.91% (3 Month Term SOFR + 3.25%) due 03/22/32◊	1,386,000	1,200,817
Apttus Corp.
7.16% (3 Month Term SOFR + 3.50%, Rate Floor:
0.75%) due 05/08/28◊	1,352,165	1,145,960
Blue Finco SARL
5.58% (3 Month EURIBOR + 3.45%) due 09/30/29◊	EUR 1,000,000	1,137,877
Pushpay USA, Inc.
7.45% (3 Month Term SOFR + 3.75%) due 08/15/31◊,(b)	1,135,654	1,053,319
Ascend Learning LLC
6.62% (1 Month Term SOFR + 3.00%, Rate Floor:
0.50%) due 12/11/28◊	1,004,925	990,715
Boxer Parent Co., Inc.
6.67% (3 Month Term SOFR + 3.00%) due 07/30/31◊	1,002,794	937,502
OAK-Eagle Acquireco, Inc.
due 03/24/33(k)	900,000	902,736
Modena Buyer LLC
7.91% (3 Month Term SOFR + 4.25%) due 07/01/31◊	681,057	616,357
Planview Parent, Inc.
7.20% (3 Month Term SOFR + 3.50%) due 12/17/27◊,(b)	595,900	521,413
Realpage, Inc.
6.96% (3 Month Term SOFR + 3.00%, Rate Floor:
1.50%) due 04/24/28◊	522,266	504,749
Total Technology		24,591,909
Financial - 4.0%
Higginbotham Insurance Agency, Inc.
8.12% (1 Month Term SOFR + 4.50%, Rate Floor:
1.00%) due 06/11/31◊,(b)	2,638,446	2,645,042
Cervantes Bidco SL
5.52% (6 Month EURIBOR + 3.00%) due 12/03/31◊	EUR 2,000,000	2,345,523
Nexus Buyer LLC
7.12% (1 Month Term SOFR + 3.50%) due 07/31/31◊	1,431,911	1,406,137
9.37% (1 Month Term SOFR + 5.75%) due 02/16/32◊	700,000	681,625
PHM Group Holding Oy
5.58% (3 Month EURIBOR + 3.50%) due 04/22/32◊	EUR 1,300,000	1,512,399
Kroll, Inc.
6.70% (3 Month Term SOFR + 3.00%) (in-kind rate was
2.75%) due 09/13/32◊,(b),(l)	1,417,675	1,412,698

See notes to financial statements.

46 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS - 35.1% (continued)
Financial - 4.0% (continued)
8.88% (1 Month Term SOFR + 5.25%, Rate Floor:
0.50%) due 09/13/32◊,(b)	37,500	$ 37,500
Saphilux SARL
6.73% (1 Month Term SOFR + 3.00%, Rate Floor:
0.50%) due 07/18/28◊	1,400,000	1,405,544
Aretec Group, Inc.
6.62% (1 Month Term SOFR + 3.00%) due 08/09/30◊	1,375,150	1,356,241
Blackhawk Network Holdings, Inc.
7.12% (1 Month Term SOFR + 3.50%, Rate Floor:
1.00%) due 03/12/29◊	1,326,493	1,321,041
Cliffwater LLC
8.12% (1 Month Term SOFR + 4.50%, Rate Floor:
0.75%) due 04/22/32◊,(b)	1,356,300	1,310,647
Orion Us Finco, Inc.
7.17% (3 Month Term SOFR + 3.50%) due 10/08/32◊	1,100,000	1,100,594
Orion Advisor Solutions, Inc.
6.41% (3 Month Term SOFR + 2.75%) due 09/24/30◊	985,069	982,744
Asurion LLC
7.91% (3 Month Term SOFR + 4.25%) due 09/19/30◊	886,500	886,775
8.01% (3 Month Term SOFR + 4.25%) due 08/19/28◊	11,679	11,675
Corelogic, Inc.
7.23% (1 Month Term SOFR + 3.50%, Rate Floor:
1.50%) due 06/02/28◊	877,991	869,211
CFC US 2025 LLC
7.18% (3 Month Term SOFR + 3.50%) due 07/01/32◊	847,875	808,305
Ardonagh Midco 3 Ltd.
6.62% (6 Month Term SOFR + 3.00%) due 02/15/31◊	594,022	583,924
Tegra118 Wealth Solutions, Inc.
7.67% (3 Month Term SOFR + 4.00%) due 01/27/33◊	450,000	450,751
Kestra Advisor Services Holdings A, Inc.
due 03/22/31(k)	350,000	348,908
TPG RE Finance Trust, Inc.
6.38% (1 Month Term SOFR + 2.75%) due 05/16/33◊	225,000	225,000
Total Financial		21,702,284
Communications - 1.5%
Salsa Bidco GmbH
5.87% (6 Month EURIBOR + 3.75%) due 11/18/32◊,(b)	EUR 1,600,000	1,844,305
Total Webhosting Solutions BV
5.90% (1 Month EURIBOR + 4.00%) due 11/04/31◊	EUR 1,500,000	1,573,525
Zephyr Bidco Ltd.
8.48% (1 Month SONIA + 4.75%) due 07/20/28◊	GBP 1,100,000	1,438,567
Speedster Bidco GmbH
5.75% (6 Month EURIBOR + 3.25%) due 12/11/31◊	EUR 1,000,000	1,154,205
Tripadvisor, Inc.
6.37% (1 Month Term SOFR + 2.75%) due 07/08/31◊	1,002,456	927,272
Sweetwater Borrower LLC
7.62% (1 Month Term SOFR + 4.00%) due 02/17/33◊,(b)	600,000	603,000

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS - 35.1% (continued)
Communications - 1.5% (continued)
Cengage Learning, Inc.
6.63% (3 Month Term SOFR + 3.00%, Rate Floor:
1.00%) due 03/24/31◊	586,664	$ 577,407
Level 3 Financing, Inc.
6.90% (1 Month Term SOFR + 3.25%) due 03/29/32◊	380,000	381,425
Total Communications		8,499,706
Basic Materials - 0.3%
Wr Grace Holdings LLC
6.70% (3 Month Term SOFR + 3.00%, Rate Floor:
0.50%) due 08/19/32◊	845,750	843,636
Discovery Purchaser Corp.
7.41% (3 Month Term SOFR + 3.75%, Rate Floor:
0.50%) due 10/04/29◊	543,159	540,134
Arsenal AIC Parent LLC
6.37% (1 Month Term SOFR + 2.75%) due 08/18/30◊	172,293	172,777
SCIL US Holdings LLC
7.65% (3 Month Term SOFR + 4.00%) due 11/08/32◊	99,500	98,505
Total Basic Materials		1,655,052
Energy - 0.2%
Liquid Tech Solutions Holdings LLC
7.14% (1 Month Term SOFR + 3.50%) due 10/12/32◊	1,051,641	1,049,012
Utilities - 0.2%
Powergrid Services LLC
8.45% (3 Month Term SOFR + 4.75%, Rate Floor:
0.75%) due 07/01/32◊,(b)	854,295	850,303
8.42% (1 Month Term SOFR + 4.75%, Rate Floor:
0.75%) due 03/31/30◊,(b)	37,600	35,508
Total Utilities		885,811
Consumer Discretionary - 0.1%
Vacation Rental Brands Holdings
8.95% (3 Month Term SOFR + 5.25%, Rate Floor:
1.00%) due 05/06/32◊,(b)	595,470	590,077

Total Senior Floating Rate Interests
(Cost $197,826,199)		192,785,111
ASSET-BACKED SECURITIES - 19.3%
Collateralized Loan Obligations - 8.3%
Madison Park Funding LIII Ltd.
2022-53A, 9.67% (3 Month Term SOFR + 6.00%, Rate
Floor: 6.00%) due 04/21/35◊,(d)	7,500,000	6,711,079
Fontainbleau Vegas
7.89% (1 Month Term SOFR + 5.65%, Rate Floor:
1.00%) due 01/31/28◊,(b)	2,500,000	2,557,486
Carlyle Global Market Strategies
2022-1A E, 11.02% (3 Month Term SOFR + 7.35%, Rate
Floor: 7.35%) due 04/15/35◊,(d)	2,250,000	2,224,983

See notes to financial statements.

48 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
ASSET-BACKED SECURITIES - 19.3% (continued)
Collateralized Loan Obligations - 8.3% (continued)
Golub Capital Partners CLO 69M
2023-69A DR, 6.70% (3 Month Term SOFR + 3.05%,
Rate Floor: 3.05%) due 11/09/38◊,(d)	2,200,000	$ 2,191,129
Cerberus Loan Funding XLIV LLC
2023-5A C, 7.87% (3 Month Term SOFR + 4.20%, Rate
Floor: 4.20%) due 01/15/36◊,(d)	2,050,000	2,048,650
Cerberus Loan Funding 52 LLC
2025-3A C, 5.87% (3 Month Term SOFR + 2.20%, Rate
Floor: 2.20%) due 10/15/37◊,(d)	2,000,000	2,003,378
Carlyle US CLO Ltd.
2019-4A DR, 10.27% (3 Month Term SOFR + 6.60%,
Rate Floor: 6.60%) due 04/15/35◊,(d)	1,000,000	1,002,884
2025-4A SUB due 10/25/37(b),(d),(m)	1,000,000	646,460
RR Ltd.
2025-39A SUB due 04/15/38(d),(m)	1,250,000	814,537
2025-41A SUB due 10/15/40(d),(m)	1,000,000	752,030
FS Rialto Issuer LLC
2024-FL9 C, 6.26% (1 Month Term SOFR + 2.64%,
Rate Floor: 2.65%) due 10/19/39◊,(d)	1,550,000	1,536,797
Cerberus Loan Funding XLV LLC
2024-1A D, 8.67% (3 Month Term SOFR + 5.00%, Rate
Floor: 5.00%) due 04/15/36◊,(d)	1,500,000	1,500,392
Ares Direct Lending CLO 2 LLC
2024-2A D, 7.58% (3 Month Term SOFR + 3.90%, Rate
Floor: 3.90%) due 10/20/36◊,(d)	1,500,000	1,497,199
Ares Direct Lending CLO 6 LLC
2025-2A D, 6.98% (3 Month Term SOFR + 3.30%, Rate
Floor: 3.30%) due 10/16/37◊,(d)	1,350,000	1,345,408
Cerberus Loan Funding XL LLC
2023-1A DR, 7.90% (3 Month Term SOFR + 4.25%,
Rate Floor: 4.25%) due 03/22/35◊,(d)	1,250,000	1,255,260
Jefferies Credit Partners Direct Lending CLO Ltd.
2025-1A D, 6.92% (3 Month Term SOFR + 3.25%, Rate
Floor: 3.25%) due 10/15/37◊,(d)	1,050,000	1,016,027
HPS Private Credit CLO LLC
2025-3A D, 7.68% (3 Month Term SOFR + 4.00%, Rate
Floor: 4.00%) due 07/20/37◊,(d)	1,000,000	998,395
Golub Capital Partners CLO 46M Ltd.
2019-46A CR, 6.73% (3 Month Term SOFR + 3.05%,
Rate Floor: 3.05%) due 04/20/37◊,(d)	1,000,000	996,348
Cerberus Loan Funding XLVI, LP
2024-2A D, 8.62% (3 Month Term SOFR + 4.95%, Rate
Floor: 4.95%) due 07/15/36◊,(d)	1,000,000	980,131
Ares Loan Funding V Ltd.
2024-ALF5A E, 10.27% (3 Month Term SOFR + 6.60%,
Rate Floor: 6.60%) due 07/27/37◊,(d)	1,000,000	955,151
Neuberger Berman Loan Advisers CLO 57 Ltd.
2024-57A SUB due 10/24/38(d),(m)	1,600,000	872,640

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
ASSET-BACKED SECURITIES - 19.3% (continued)
Collateralized Loan Obligations - 8.3% (continued)
Owl Rock CLO XVI LLC
2024-16A C, 6.98% (3 Month Term SOFR + 3.30%,
Rate Floor: 3.30%) due 04/20/36◊,(d)	850,000	$ 847,544
Golub Capital Partners CLO 83M
2025-83A D, 6.70% (3 Month Term SOFR + 3.05%,
Rate Floor: 3.05%) due 11/09/38◊,(d)	850,000	846,562
Ares LXXVII CLO Ltd.
2025-77A SUB due 07/15/38(d),(m)	1,000,000	798,770
Cerberus Loan Funding XLVII LLC
2024-3A D, 8.02% (3 Month Term SOFR + 4.35%, Rate
Floor: 4.35%) due 07/15/36◊,(d)	800,000	797,299
Octagon 78 Ltd.
2025-3A SUB due 10/20/38(d),(m)	1,100,000	767,690
Wonder Lake Park CLO Ltd.
2025-1A SUB due 07/24/38(d),(m)	1,200,000	739,919
Voya CLO Ltd.
2022-1A SUB due 04/20/35(d),(m)	1,750,000	668,833
Cerberus Loan Funding 53 LLC
2025-4A D, 6.87% (3 Month Term SOFR + 3.20%, Rate
Floor: 3.20%) due 01/15/38◊,(d)	600,000	587,714
GoldenTree Loan Management US CLO 24 Ltd.
2025-24A E, 8.28% (3 Month Term SOFR + 4.60%,
Rate Floor: 4.60%) due 10/20/38◊,(d)	600,000	583,801
KREF Ltd.
2021-FL2 AS, 5.04% (1 Month Term SOFR + 1.41%,
Rate Floor: 1.30%) due 02/15/39◊,(d)	572,300	570,643
Brant Point CLO Ltd.
2025-7A SUB due 07/25/38(d),(m)	1,000,000	568,280
Hamlin Park CLO Ltd.
2024-1A SUB due 10/20/37(d),(m)	1,000,000	566,810
Madison Park Funding LVIII Ltd.
2024-58A, 7.32% (3 Month Term SOFR + 3.65%, Rate
Floor: 3.65%) due 04/25/37◊,(d)	550,000	547,774
Symphony CLO 48 Ltd.
2025-48A SUB due 04/20/38(d),(m)	850,000	534,710
Kennedy Lewis CLO 21 Ltd.
2025-21A SUB due 07/25/38(d),(m)	750,000	524,018
Regatta 34 Funding Ltd.
2025-3A SUB due 07/20/38(d),(m)	650,000	446,901
AGL CLO 17 Ltd.
2022-17A ER, 8.32% (3 Month Term SOFR + 4.65%,
Rate Floor: 4.65%) due 01/21/35◊,(d)	500,000	422,954
Regatta 33 Funding Ltd.
2025-2A SUB due 07/25/38(d),(m)	600,000	410,184
OCP CLO Ltd.
2024-38A SUB due 01/21/38(d),(m)	500,000	287,390
Bayard Park CLO Ltd.
2025-1A SUB due 07/24/38(d),(m)	500,000	269,835

See notes to financial statements.

50 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
ASSET-BACKED SECURITIES - 19.3% (continued)
Collateralized Loan Obligations - 8.3% (continued)
Ballyrock CLO Ltd.
2019-1A DR, 10.68% (3 Month Term SOFR + 7.01%,
Rate Floor: 6.75%) due 07/15/32◊,(d)	250,000	$ 247,123
Total Collateralized Loan Obligations		45,941,118
Financial - 4.7%
Lightning A
5.50% due 03/01/37(b)	8,500,000	8,065,933
Thunderbird A
5.50% due 03/01/37(b)	8,500,000	8,065,933
Ceamer Finance LLC
6.92% due 11/15/37(b)	1,596,180	1,620,645
Obsidian Issuer LLC
2025-1A, 6.93% due 05/15/55(b),(d)	1,400,000	1,372,976
Pilatus Bank plc
6.32% due 03/31/40(b)	1,350,000	1,337,481
LVNV Funding LLC
6.84% due 06/12/29(b)	1,200,000	1,214,984
Metis Issuer LLC
6.89% due 05/15/55(b)	1,200,000	1,182,882
Lightning B
7.50% due 03/01/37(b)	1,100,000	1,054,747
Thunderbird B
7.50% due 03/01/37(b)	1,100,000	1,054,747
HarbourVest Partners LLC
6.25% (3 Month Term SOFR + 2.58%) due 09/15/30◊,(b)	1,026,199	1,016,012
Total Financial		25,986,340
Infrastructure - 2.8%
Hotwire Funding LLC
2021-1, 4.46% due 11/20/51(d)	7,700,000	7,659,752
VB-S1 Issuer LLC - VBTEL
2022-1A, 5.27% due 02/15/52(d)	5,000,000	4,908,520
Switch ABS Issuer LLC
2024-2A, 5.44% due 06/25/54(d)	1,400,000	1,392,135
Blue Stream Issuer LLC
2023-1A, 6.90% due 05/20/53(d)	1,000,000	1,008,709
Aligned Data Centers Issuer LLC
2021-1A, 2.48% due 08/15/46(d)	400,000	397,458
Total Infrastructure		15,366,574
Insurance - 1.6%
Obra Longevity
8.48% due 06/30/39(b)	5,500,000	5,711,275
Dogwood State Bank
6.45% due 06/24/32(b)	2,500,478	2,492,245
CHEST
7.13% due 03/23/43(b)	425,000	435,585
Total Insurance		8,639,105

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
ASSET-BACKED SECURITIES - 19.3% (continued)
Transport-Aircraft - 0.9%
JOL Air Ltd.
2019-1, 3.97% due 04/15/44(d)	1,765,071	$ 1,763,236
AASET Trust
2021-1A, 2.95% due 11/16/41(d)	379,169	365,911
2021-2A, 2.80% due 01/15/47(d)	281,646	267,900
2020-1A, 3.35% due 01/16/40(d)	198,429	197,087
2021-2A, 3.54% due 01/15/47(d)	198,073	188,855
Project Silver
2019-1, 3.97% due 07/15/44(d)	972,346	946,238
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42(d)	583,768	613,038
Start II Ltd.
2019-1, 4.09% due 03/15/44(d)	363,840	364,436
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43(d)	126,523	125,258
Castlelake Aircraft Structured Trust
2019-1A, 3.97% due 04/15/39(d)	87,259	85,846
Total Transport-Aircraft		4,917,805
Net Lease - 0.9%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50(d)	1,450,000	1,360,794
2020-1A, 4.52% due 02/15/50(d)	1,000,000	989,256
SVC ABS LLC
2023-1A, 5.55% due 02/20/53(d)	991,875	987,547
2026-1A, 5.80% due 03/20/56(d)	399,833	388,505
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53(d)	1,024,188	1,027,936
Total Net Lease		4,754,038
Collateralized Debt Obligations - 0.1%
Project Indigo
5.90% due 03/31/32	388,952	388,952

Total Asset-Backed Securities
(Cost $111,876,948)		105,993,932
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.6%
Government Agency - 14.2%
Fannie Mae
5.00% due 07/01/56	56,915,282	55,918,737
due 08/15/56(k)	12,294,718	12,266,605
due 07/15/56(k)	3,023,726	2,638,756
due 07/01/55(k)	2,616,274	2,283,180
Freddie Mac
5.50% due 02/01/56(a)	4,974,583	4,999,454
Total Government Agency		78,106,732
Residential Mortgage-Backed Securities - 2.6%
Morgan Stanley Residential Mortgage Loan Trust
2026-NQM4, 6.69% (WAC) due 03/25/71◊,(d)	854,000	784,318

See notes to financial statements.

52 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.6% (continued)
Residential Mortgage-Backed Securities - 2.6% (continued)
2026-NQM2, 1.91% (WAC) due 01/26/71◊,(d),(n)	14,412,324	$ 619,743
2025-NQM10, 1.75% (WAC) due 11/25/70◊,(d),(n)	14,993,987	573,464
2026-NQM1, 1.83% (WAC) due 12/25/70◊,(d),(n)	13,927,679	556,921
2026-NQM4, 1.44% (WAC) due 03/25/71◊,(d),(n)	16,112,445	524,740
2026-NQM2, 6.82% (WAC) due 01/26/71◊,(d)	474,000	439,653
2026-NQM1, 6.77% (WAC) due 12/25/70◊,(d)	441,820	408,843
2026-NEW1, 6.41% (WAC) due 04/27/71◊,(d)	468,000	404,731
2026-NQM2, 6.19% (WAC) due 01/26/71◊,(d)	300,000	292,503
2026-NQM1, 6.18% (WAC) due 12/25/70◊,(d)	260,000	252,186
2026-NEW1, 0.99% (WAC) due 04/27/71◊,(d),(n)	10,202,260	214,416
2026-NQM4, 0.32% (WAC) due 03/25/71◊,(d),(n)	16,112,445	178,123
2025-NQM10, 7.02% (WAC) due 11/25/70◊,(d)	181,800	173,622
2025-NQM10, 0.33% (WAC) due 11/25/70◊,(d),(n)	14,993,987	143,386
2026-NQM2, 0.32% (WAC) due 01/26/71◊,(d),(n)	14,412,324	134,944
2026-NEW1, 0.34% (WAC) due 04/27/71◊,(d),(n)	10,202,260	133,676
2026-NQM1, 0.32% (WAC) due 12/25/70◊,(d),(n)	13,927,679	130,324
Mill City Securities Ltd.
2024-RS1, 4.00% due 11/01/69(d),(o)	3,150,000	2,983,545
BRAVO Trust
2026-SR1, 6.33% due 03/29/46(d)	2,365,484	2,365,029
Carrington Mortgage Loan Trust Series
2006-NC5, 3.85% (1 Month Term SOFR + 0.26%, Rate
Floor: 0.15%) due 01/25/37◊	1,142,343	1,042,632
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,(d)	700,000	682,237
LSTAR Securities Investment Ltd.
2024-1, 7.75% (30 Day Average SOFR + 4.10%, Rate
Floor: 3.10%) due 01/01/29◊,(d)	567,954	567,453
GCAT Trust
2022-NQM5, 5.71% due 08/25/67(d),(o)	548,274	545,480
Saluda Grade Alternative Mortgage Trust
2023-FIG4, 7.12% (WAC) due 11/25/53◊,(d)	258,335	264,324
Total Residential Mortgage-Backed Securities		14,416,293
Commercial Mortgage-Backed Securities - 0.7%
BX Trust
2024-VLT4, 6.07% (1 Month Term SOFR + 2.44%, Rate
Floor: 2.44%) due 06/15/41◊,(d)	1,583,175	1,580,206
BXHPP Trust
2021-FILM, 4.84% (1 Month Term SOFR + 1.21%, Rate
Floor: 1.10%) due 08/15/36◊,(d)	1,700,000	1,474,750
BX Commercial Mortgage Trust
2024-AIRC, 6.22% (1 Month Term SOFR + 2.59%, Rate
Floor: 2.59%) due 08/15/41◊,(d)	433,626	435,523
Total Commercial Mortgage-Backed Securities		3,490,479

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.6% (continued)
Military Housing - 0.1%
Freddie Mac Military Housing Bonds Resecuritization Trust
Certificates
2015-R1, 0.70% (WAC) due 10/25/52◊,(d),(n)	11,583,225	$ 649,020

Total Collateralized Mortgage Obligations
(Cost $96,747,981)		96,662,524
U.S. TREASURY BILLS - 2.0%
U.S. Treasury Bills
3.63% due 06/09/26(a),(p)	10,000,000	9,991,989
3.59% due 06/02/26(a),(p)	840,000	839,916

Total U.S. Treasury Bills
(Cost $10,831,905)		10,831,905
FOREIGN GOVERNMENT DEBT - 1.6%
Australia Government Bond
4.25% due 03/21/36	AUD 10,150,000	6,961,412
Panama Government International Bond
4.50% due 01/19/63	1,700,000	1,302,285
Eagle Funding Luxco SARL
5.50% due 08/17/30(d)	700,000	704,011

Total Foreign Government Debt
(Cost $9,234,359)		8,967,708
U.S. GOVERNMENT SECURITIES - 1.0%
U.S. Treasury Bonds
due 08/15/51(a),(p),(q),(r)	12,650,000	3,487,853
due 05/15/44(p),(q),(r)	1,910,000	772,353
due 11/15/44(p),(q),(r)	1,910,000	750,430
due 02/15/46(p),(q),(r)	1,920,000	704,103
Total U.S. Government Securities
(Cost $8,759,002)		5,714,739
	Contracts/
	Notional Value
LISTED OPTIONS PURCHASED - 0.0%
Call Options on:
Interest Rate Options
3-Month SOFR Futures Contracts Expiring March 2027 with
strike price of $97.50 (Notional Value $59,101,500)	246	29,213
3-Month SOFR Futures Contracts Expiring September 2026
with strike price of $97.50 (Notional Value $83,028,563)	345	10,781

Total Listed Options Purchased
(Cost $266,758)		39,994
OTC INTEREST RATE SWAPTIONS PURCHASED(s) - 0.0%
Call Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 2-Year Interest Rate
Swap Expiring December 2026 with exercise rate of
3.38%	8,212,000	15,574

See notes to financial statements.

54 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Contracts/
	Notional Value	Value
OTC INTEREST RATE SWAPTIONS PURCHASED(s) - 0.0% (continued)
Call Swaptions on: (continued)
Interest Rate Swaptions (continued)
Barclays Bank plc 2-Year Interest Rate Swap Expiring
December 2026 with exercise rate of 3.38%	4,563,000	$ 8,654
Citibank, N.A. 2-Year Interest Rate Swap Expiring
September 2026 with exercise rate of 3.43%	7,342,000	8,468
Bank of America, N.A. 2-Year Interest Rate Swap Expiring
December 2026 with exercise rate of 3.25%	4,563,000	6,652
Barclays Bank plc 2-Year Interest Rate Swap Expiring
December 2026 with exercise rate of 3.25%	4,562,000	6,651
JPMorgan Chase Bank, N.A. 2-Year Interest Rate Swap
Expiring September 2026 with exercise rate of 3.43%	5,486,000	6,143
Bank of America, N.A. 2-Year Interest Rate Swap Expiring
December 2026 with exercise rate of 3.38%	2,738,000	5,139
Barclays Bank plc 2-Year Interest Rate Swap Expiring
December 2026 with exercise rate of 3.38%	2,737,000	5,137
Morgan Stanley Capital Services LLC 9-Month/5-Year
Interest Rate Swap Expiring September 2026 with
exercise rate of 3.35%	3,502,000	4,925
Barclays Bank plc 9-Month/5-Year Interest Rate Swap
Expiring September 2026 with exercise rate of 3.35%	3,501,000	4,924
BNP Paribas 9-Month/5-Year Interest Rate Swap Expiring
September 2026 with exercise rate of 3.35%	3,501,000	4,924
The Toronto-Dominion Bank 9-Month/5-Year Interest Rate
Swap Expiring September 2026 with exercise rate of
3.35%	3,501,000	4,924
BNP Paribas 2-Year Interest Rate Swap Expiring September
2026 with exercise rate of 3.30%	5,491,000	4,388
The Toronto-Dominion Bank 2-Year Interest Rate Swap
Expiring September 2026 with exercise rate of 3.43%	3,587,000	4,137
The Toronto-Dominion Bank 2-Year Interest Rate Swap
Expiring September 2026 with exercise rate of 3.43%	2,737,000	3,065
The Toronto-Dominion Bank 2-Year Interest Rate Swap
Expiring September 2026 with exercise rate of 3.30%	2,732,000	2,183

Total OTC Interest Rate Swaptions Purchased
(Cost $394,952)	95,888
Total Investments - 142.4%
(Cost $835,325,581)	$ 782,890,853

LISTED OPTIONS WRITTEN - (0.2)%
Call Options on:
Interest Rate Options
3-Month SOFR Futures Contracts Expiring September 2026
with strike price of $98.00 (Notional Value $83,028,563)	345	(8,625)
3-Month SOFR Futures Contracts Expiring March 2027 with
strike price of $98.00 (Notional Value $59,101,500)	246	(21,525)
Total Interest Rate Options		(30,150)

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Contracts/
	Notional Value	Value
LISTED OPTIONS WRITTEN - (0.2)% (continued)
Call Options on: (continued)
Equity Options
S&P 500 Index Expiring June 2026 with strike price of
$7,570.00 (Notional Value $5,306,042)	7	$ (53,935)
S&P 500 Index Expiring June 2026 with strike price of
$7,560.00 (Notional Value $5,306,042)	7	(56,070)
S&P 500 Index Expiring June 2026 with strike price of
$7,525.00 (Notional Value $5,306,042)	7	(69,755)
S&P 500 Index Expiring June 2026 with strike price of
$7,505.00 (Notional Value $5,306,042)	7	(76,615)
S&P 500 Index Expiring June 2026 with strike price of
$7,490.00 (Notional Value $5,306,042)	7	(82,250)
S&P 500 Index Expiring June 2026 with strike price of
$7,430.00 (Notional Value $5,306,042)	7	(107,450)
S&P 500 Index Expiring June 2026 with strike price of
$7,440.00 (Notional Value $5,306,042)	7	(109,200)
S&P 500 Index Expiring June 2026 with strike price of
$7,425.00 (Notional Value $5,306,042)	7	(116,025)
S&P 500 Index Expiring June 2026 with strike price of
$7,380.00 (Notional Value $5,306,042)	7	(143,850)
S&P 500 Index Expiring June 2026 with strike price of
$7,365.00 (Notional Value $5,306,042)	7	(154,875)
Total Equity Options		(970,025)

Total Listed Options Written
(Premium received $731,526)		(1,000,175)
OTC OPTIONS WRITTEN - (0.0)%
Call Options on:
Equity Options
Goldman Sachs International iShares iBoxx $ High Yield
Corporate Bond ETF Expiring June 2026 with strike
price of $80.30 (Notional Value $6,793,182)	84,587	(7,416)
Goldman Sachs International iShares iBoxx $ High Yield
Corporate Bond ETF Expiring June 2026 with strike
price of $80.25 (Notional Value $6,773,747)	84,345	(28,632)
Goldman Sachs International iShares iBoxx $ High Yield
Corporate Bond ETF Expiring June 2026 with strike
price of $79.90 (Notional Value $6,807,638)	84,767	(44,826)
Bank of America, N.A. iShares iBoxx $ High Yield Corporate
Bond ETF Expiring June 2026 with strike price of $79.65
(Notional Value $6,836,710)	85,129	(55,481)

Total OTC Options Written
(Premium received $69,926)		(136,355)
OTC INTEREST RATE SWAPTIONS WRITTEN(s) - (0.1)%
Call Swaptions on:
Interest Rate Swaptions
BNP Paribas 1-Year/2-Year Interest Rate Swap Expiring
August 2026 with exercise rate of 2.64%	3,688,125	(202)

See notes to financial statements.

56 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Contracts/
	Notional Value	Value
OTC INTEREST RATE SWAPTIONS WRITTEN(s) - (0.1)% (continued)
Call Swaptions on: (continued)
Interest Rate Swaptions (continued)
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest
Rate Swap Expiring August 2026 with exercise rate of
2.64%	3,688,125	$ (202)
Barclays Bank plc 1-Year/2-Year Interest Rate Swap
Expiring August 2026 with exercise rate of 2.71%	2,634,375	(205)
BNP Paribas 1-Year/2-Year Interest Rate Swap Expiring
August 2026 with exercise rate of 2.71%	2,634,375	(205)
BNP Paribas 1-Year/2-Year Interest Rate Swap Expiring
August 2026 with exercise rate of 2.69%	4,215,000	(269)
The Toronto-Dominion Bank 1-Year/2-Year Interest Rate
Swap Expiring August 2026 with exercise rate of 2.69%	4,215,000	(269)
Barclays Bank plc 9-Month/5-Year Interest Rate Swap
Expiring September 2026 with exercise rate of 2.85%	3,501,000	(944)
BNP Paribas 9-Month/5-Year Interest Rate Swap Expiring
September 2026 with exercise rate of 2.85%	3,501,000	(944)
Morgan Stanley Capital Services LLC 9-Month/5-Year
Interest Rate Swap Expiring September 2026 with
exercise rate of 2.85%	3,502,000	(944)
The Toronto-Dominion Bank 9-Month/5-Year Interest Rate
Swap Expiring September 2026 with exercise rate of
2.85%	3,501,000	(944)
Total Interest Rate Swaptions		(5,128)
Put Swaptions on:
Interest Rate Swaptions
The Toronto-Dominion Bank 2-Year Interest Rate Swap
Expiring September 2026 with exercise rate of 3.95%	2,737,000	(9,062)
The Toronto-Dominion Bank 2-Year Interest Rate Swap
Expiring September 2026 with exercise rate of 3.95%	2,732,000	(9,096)
The Toronto-Dominion Bank 2-Year Interest Rate Swap
Expiring September 2026 with exercise rate of 3.95%	3,587,000	(12,065)
Barclays Bank plc 2-Year Interest Rate Swap Expiring
December 2026 with exercise rate of 3.95%	2,737,000	(12,886)
Bank of America, N.A. 2-Year Interest Rate Swap Expiring
December 2026 with exercise rate of 3.95%	2,738,000	(12,891)
Barclays Bank plc 1-Year/2-Year Interest Rate Swap
Expiring August 2026 with exercise rate of 3.71%	2,634,375	(13,445)
BNP Paribas 1-Year/2-Year Interest Rate Swap Expiring
August 2026 with exercise rate of 3.71%	2,634,375	(13,445)
JPMorgan Chase Bank, N.A. 2-Year Interest Rate Swap
Expiring September 2026 with exercise rate of 3.95%	5,486,000	(18,164)
BNP Paribas 2-Year Interest Rate Swap Expiring September
2026 with exercise rate of 3.95%	5,491,000	(18,282)
Bank of America, N.A. 2-Year Interest Rate Swap Expiring
December 2026 with exercise rate of 3.95%	4,563,000	(21,594)
BNP Paribas 1-Year/2-Year Interest Rate Swap Expiring
August 2026 with exercise rate of 3.64%	3,688,125	(21,880)

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Contracts/
	Notional Value	Value
OTC INTEREST RATE SWAPTIONS WRITTEN(s) - (0.1)% (continued)
Put Swaptions on: (continued)
Interest Rate Swaptions (continued)
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest
Rate Swap Expiring August 2026 with exercise rate of
3.64%	3,688,125	$ (21,880)
BNP Paribas 1-Year/2-Year Interest Rate Swap Expiring
August 2026 with exercise rate of 3.69%	4,215,000	(22,487)
The Toronto-Dominion Bank 1-Year/2-Year Interest Rate
Swap Expiring August 2026 with exercise rate of 3.69%	4,215,000	(22,487)
Citibank, N.A. 2-Year Interest Rate Swap Expiring
September 2026 with exercise rate of 3.95%	7,342,000	(24,309)
Morgan Stanley Capital Services LLC 2-Year Interest Rate
Swap Expiring December 2026 with exercise rate of
3.95%	8,212,000	(38,863)
Barclays Bank plc 2-Year Interest Rate Swap Expiring
December 2026 with exercise rate of 3.95%	9,125,000	(43,184)
Total Interest Rate Swaptions		(336,020)

Total OTC Interest Rate Swaptions Written
(Premium received $421,754)	(341,148)
Other Assets & Liabilities, net - (42.1)%	(231,547,240)
Total Net Assets - 100.0%	$ 549,865,935

~ The face amount is denominated in U.S. dollars unless otherwise indicated.

* Non-income producing security.

◊ Variable rate security. Rate indicated is the rate effective at May 31, 2026. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

(a) All or a portion of these securities have been physically segregated in connection with the borrowings, options, reverse repurchase agreements and unfunded loan commitments. As of May 31, 2026, the total value of securities segregated was $219,567,817.

(b) Value determined based on Level 3 inputs — See Note 6.

(c) Special Purpose Acquisition Company (SPAC).

(d) Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $294,687,105 (cost $307,057,710), or 53.6% of total net assets.

(e) Fair value is determined using the net asset value of the respective underlying funds as a practical expedient in accordance with ASC Topic 820, Fair Value Measurement - See Note 6.

(f) A copy of each underlying unaffiliated fund’s financial statements is available at the SEC’s website at www.sec.gov.

(g) Rate indicated is the 7-day yield as of May 31, 2026.

See notes to financial statements.

58 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

(h) Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $5,598,240 (cost $5,567,040), or 1.0% of total net assets - See Note 12.

(i) Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(j) Perpetual maturity.

(k) Security is unsettled at period end and may not have a stated effective rate.

(l) Payment-in-kind security.

(m) Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

(n) Security is an interest-only strip.

(o) Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at May 31, 2026. See table below for additional step information for each security.

(p) Rate indicated is the effective yield at the time of purchase.

(q) Zero coupon rate security.

(r) Security is a principal-only strip.

(s) Swaptions — See additional disclosure in the swaptions table below for more information on swaptions.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

EUR — Euro

EURIBOR — European Interbank Offered Rate

GBP — British Pound

LLC — Limited Liability Company

plc — Public Limited Company

REIT — Real Estate Investment Trust

SARL — Société à Responsabilité Limitée

SOFR — Secured Overnight Financing Rate

SONIA — Sterling Overnight Index Average

WAC — Weighted Average Coupon

See Sector Classification in Other Information section

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)(a)
Equity Futures Contracts Purchased
S&P 500 Index Mini Futures Contracts	216	Jun 2026	$ 82,044,900	$ 9,177,310
Commodity Futures Contracts Purchased
Gold 100 oz. Futures Contracts	7	Aug 2026	3,203,550	$ (3,168)

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS continued	May 31, 2026

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)(a)
Interest Rate Futures Contracts Purchased
U.S. Treasury Long Bond
Futures Contracts	54	Sep 2026	$ 6,069,938	$ 102,183
U.S. Treasury 5 Year Note
Futures Contracts	57	Sep 2026	6,114,141	35,319
U.S. Treasury 2 Year Note
Futures Contracts	59	Sep 2026	12,190,875	29,874
3-Month SOFR Futures
Contracts	115	Mar 2028	27,650,313	(234,377)
				$ (67,001)
Interest Rate Futures Contracts Sold Short
3-Month SOFR Futures
Contracts	115	Mar 2027	27,651,750	$ 204,602

See notes to financial statements.

60 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

Centrally Cleared Credit Default Swap Agreements Protection Purchased
Counterparty	Exchange	Index.	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount~	Value	Upfront Premiums Received	Unrealized Depreciation(a)
Bank of
America Securities, Inc.	ICE	ITRAXX EUR.45.V1	1.00%	Quarterly	06/20/31	EUR 8,690,000	$(246,295)	$(172,009)	$(74,286)
Bank of
America		CDX.
Securities, Inc.	ICE	NA.IG.45.V1	1.00%	Quarterly	12/20/30	$ 22,600,000	(547,591)	(471,865)	(75,726)
							$(793,886)	$(643,874)	$(150,012)

OTC Credit Default Swap Agreements Protection Purchased
Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation
Morgan Stanley Capital Services	CDX. NA.HY.43. V1
LLC	(15-25%)	5.00%	Quarterly	12/20/29	$ 407,000	$ (45,907)	$ (18,649)	$ (27,258)

Centrally Cleared Interest Rate Swap Agreements
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation(a)
J.P. Morgan Securities LLC	CME	Receive	U.S. Secured Overnight Financing Rate	4.05%	Annually	01/31/30	$ 6,950,000	$ (55,290)	$ 242	$ (55,532)
			U.S. Secured
J.P. Morgan			Overnight
Securities			Financing
LLC	CME	Pay	Rate	3.47%	Annually	09/23/31	14,230,000	(266,636)	(10,030)	(256,606)

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS continued	May 31, 2026

Centrally Cleared Interest Rate Swap Agreements (continued)
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation(a)
J.P. Morgan Securities LLC	CME	Pay	U.S. Secured Overnight Financing Rate	2.78%	Annually	07/18/27	$ 53,800,000	$ (1,196,525)	$ 111	$ (1,196,636)
								$ (1,518,451)	$ (9,677)	$ (1,508,774)

Total Return Swap Agreements
Counterparty	Reference Obligation	Type(b)	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements
			4.23% (Federal
Bank of America,	SPDR S&P 500		Funds Rate
N.A.	ETF Trust	Pay	+0.61%)	At Maturity	06/16/26	31,900	$ 24,131,712	$ 4,384,431
			4.27% (Federal
Goldman Sachs &	GS Equity		Funds Rate
Co. LLC	Custom Basket	Pay	+0.65%)	At Maturity	04/26/27	1,408	762,531	103,648
			4.27% (Federal
Bank of America,	BofA Equity		Funds Rate
N.A.	Custom Basket	Pay	+0.65%)	At Maturity	04/26/27	1,758	738,747	74,608
			4.27% (Federal
Goldman Sachs &	GS Equity		Funds Rate
Co. LLC	Custom Basket	Pay	+0.65%)	At Maturity	04/26/27	5,659	703,131	49,398
Bank of America,	S&P 500/Russell
N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	03/31/28	1,350,000	1,350,337	337
Morgan Stanley &
Co. International	S&P 500/Russell
plc	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	02/01/30	500,000	500,225	225

See notes to financial statements.

62 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

Total Return Swap Agreements (continued)
Counterparty	Reference Obligation	Type(b)	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Bank of America, S&P 500/Russell
N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	08/09/30	500,000	$ 500,220	$ 220
JPMorgan Chase	S&P 500/Russell
Bank, N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	07/10/29	500,000	500,185	185
Bank of America,	S&P 500/Russell
N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	01/17/30	500,000	500,183	183
Bank of America,	S&P 500/Russell
N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	06/07/30	500,000	500,150	150
Bank of America,	S&P 500/Russell
N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	04/05/28	500,000	500,139	139
JPMorgan Chase	S&P 500/Russell
Bank, N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	09/13/28	500,000	500,127	127
Morgan Stanley &
Co. International	S&P 500/Russell
plc	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	05/06/30	500,000	500,126	126
Bank of America,	S&P 500/Russell
N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	10/12/28	500,000	500,110	111
Bank of America,	S&P 500/Russell
N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	03/02/29	500,000	500,105	105
JPMorgan Chase	S&P 500/Russell
Bank, N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	11/14/28	500,000	500,095	95
Bank of America,	S&P 500/Russell
N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	12/15/28	500,000	500,081	81
S&P	500/Russell
UBS AG	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	07/09/30	300,000	300,021	21
S&P	500/Russell
Citibank, N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	06/07/29	300,000	300,012	12
Bank of America,	S&P 500/Russell
N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	11/14/29	300,000	300,011	11
Bank of America,	S&P 500/Russell
N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	09/12/30	300,000	300,007	7

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS continued	May 31, 2026

Total Return Swap Agreements (continued)
Counterparty	Reference Obligation	Type(b)	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Morgan Stanley &
Co. International S&P 500/Russell
plc	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	03/04/30	300,000	$ 300,001	$ 1
Morgan Stanley &
Co. International	S&P 500/Russell
plc	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	02/01/30	300,000	299,999	(2)
Bank of America,	S&P 500/Russell
N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	12/17/29	300,000	299,993	(7)
JPMorgan Chase	S&P 500/Russell
Bank, N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	10/11/29	300,000	299,990	(10)
Bank of America,	S&P 500/Russell
N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	05/06/31	300,000	299,988	(12)
S&P	500/Russell
Citibank, N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	08/09/29	300,000	299,980	(20)
The Toronto-	S&P 500/Russell
Dominion Bank	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	01/17/30	300,000	299,979	(21)
JPMorgan Chase	S&P 500/Russell
Bank, N.A.	2000 Index	Pay(c)	3.63% (SOFR)	At Maturity	04/03/31	300,000	299,948	(52)
			4.27% (Federal
Bank of America,	BofA Equity		Funds Rate
N.A.	Custom Basket	Pay	+0.65%)	At Maturity	04/26/27	3,343	633,799	(24,495)
							$ 37,921,932	$ 4,589,602

See notes to financial statements.

64 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

Forward Foreign Currency Exchange Contracts
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation
Bank of America, N.A.	EUR	Sell	75,930,000	89,203,931USD	06/16/26	$ 579,566
Bank of America, N.A.	GBP	Sell	10,173,000	13,755,300USD	06/16/26	57,873
JPMorgan Chase Bank, N.A.	CAD	Sell	3,760,000	2,746,225USD	06/16/26	16,519
JPMorgan Chase Bank, N.A.	EUR	Buy	1,370,000	1,597,084USD	06/16/26	1,960
						$ 655,918

OTC Interest Rate Swaptions Purchased
Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Call
Morgan Stanley Capital
Services LLC 2-Year
Interest Rate Swap	Pay	12 Month SOFR	Annual	3.38%	12/28/26	3.38%	$ 8,212,000	$ 15,574
Barclays Bank plc 2-Year
Interest Rate Swap	Pay	12 Month SOFR	Annual	3.38%	12/28/26	3.38%	4,563,000	8,654
Citibank, N.A. 2-Year Interest
Rate Swap	Pay	12 Month SOFR	Annual	3.43%	09/28/26	3.43%	7,342,000	8,468
Bank of America, N.A. 2-Year
Interest Rate Swap	Pay	12 Month SOFR	Annual	3.25%	12/28/26	3.25%	4,563,000	6,652
Barclays Bank plc 2-Year
Interest Rate Swap	Pay	12 Month SOFR	Annual	3.25%	12/28/26	3.25%	4,562,000	6,651
JPMorgan Chase Bank, N.A.
2-Year Interest Rate Swap	Pay	12 Month SOFR	Annual	3.43%	09/24/26	3.43%	5,486,000	6,143
Bank of America, N.A. 2-Year
Interest Rate Swap	Pay	12 Month SOFR	Annual	3.38%	12/24/26	3.38%	2,738,000	5,139
Barclays Bank plc 2-Year
Interest Rate Swap	Pay	12 Month SOFR	Annual	3.38%	12/24/26	3.38%	2,737,000	5,137

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 65

SCHEDULE OF INVESTMENTS continued	May 31, 2026

OTC Interest Rate Swaptions Purchased (continued)
Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Morgan Stanley Capital
Services LLC 9-Month/5-
Year Interest Rate Swap	Pay	12 Month SOFR	Annual	3.35%	09/21/26	3.35%	$ 3,502,000	$ 4,925
Barclays Bank plc
9-Month/5-Year Interest
Rate Swap	Pay	12 Month SOFR	Annual	3.35%	09/21/26	3.35%	3,501,000	4,924
BNP Paribas 9-Month/5-Year
Interest Rate Swap	Pay	12 Month SOFR	Annual	3.35%	09/21/26	3.35%	3,501,000	4,924
The Toronto-Dominion Bank
9-Month/5-Year Interest
Rate Swap	Pay	12 Month SOFR	Annual	3.35%	09/21/26	3.35%	3,501,000	4,924
BNP Paribas 2-Year Interest
Rate Swap	Pay	12 Month SOFR	Annual	3.30%	09/25/26	3.30%	5,491,000	4,388
The Toronto-Dominion Bank
2-Year Interest Rate Swap	Pay	12 Month SOFR	Annual	3.43%	09/28/26	3.43%	3,587,000	4,137
The Toronto-Dominion Bank
2-Year Interest Rate Swap	Pay	12 Month SOFR	Annual	3.43%	09/24/26	3.43%	2,737,000	3,065
The Toronto-Dominion Bank
2-Year Interest Rate Swap	Pay	12 Month SOFR	Annual	3.30%	09/25/26	3.30%	2,732,000	2,183
								$ 95,888

OTC Interest Rate Swaptions Written
Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Call
Morgan Stanley Capital
Services LLC 1-Year/2-
Year Interest Rate Swap	Receive	12 Month SOFR	Annual	2.64%	08/13/26	2.64%	$ 3,688,125	$ (202)

See notes to financial statements.

66 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

OTC Interest Rate Swaptions Written (continued)
Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
BNP Paribas 1-Year/2-Year
Interest Rate Swap	Receive	12 Month SOFR	Annual	2.64%	08/13/26	2.64%	$ 3,688,125	$ (202)
BNP Paribas 1-Year/2-Year
Interest Rate Swap	Receive	12 Month SOFR	Annual	2.71%	08/19/26	2.71%	2,634,375	(205)
Barclays Bank plc 1-Year/2-
Year Interest Rate Swap	Receive	12 Month SOFR	Annual	2.71%	08/19/26	2.71%	2,634,375	(205)
BNP Paribas 1-Year/2-Year
Interest Rate Swap	Receive	12 Month SOFR	Annual	2.69%	08/14/26	2.69%	4,215,000	(269)
The Toronto-Dominion Bank
1-Year/2-Year Interest
Rate Swap	Receive	12 Month SOFR	Annual	2.69%	08/14/26	2.69%	4,215,000	(269)
Barclays Bank plc
9-Month/5-Year Interest
Rate Swap	Receive	12 Month SOFR	Annual	2.85%	09/21/26	2.85%	3,501,000	(944)
BNP Paribas 9-Month/5-Year
Interest Rate Swap	Receive	12 Month SOFR	Annual	2.85%	09/21/26	2.85%	3,501,000	(944)
The Toronto-Dominion Bank
9-Month/5-Year Interest
Rate Swap	Receive	12 Month SOFR	Annual	2.85%	09/21/26	2.85%	3,501,000	(944)
Morgan Stanley Capital
Services LLC 9-Month/5-
Year Interest Rate Swap	Receive	12 Month SOFR	Annual	2.85%	09/21/26	2.85%	3,502,000	(944)
								$ (5,128)
Put
The Toronto-Dominion Bank
2-Year Interest Rate Swap Pay		12 Month SOFR	Annual	3.95%	09/24/26	3.95%	2,737,000	(9,062)
The Toronto-Dominion Bank
2-Year Interest Rate Swap Pay		12 Month SOFR	Annual	3.95%	09/25/26	3.95%	2,732,000	(9,096)

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 67

SCHEDULE OF INVESTMENTS continued	May 31, 2026

OTC Interest Rate Swaptions Written (continued)
Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
The Toronto-Dominion Bank
2-Year Interest Rate Swap	Pay	12 Month SOFR	Annual	3.95%	09/28/26	3.95%	$ 3,587,000	$ (12,065)
Barclays Bank plc 2-Year
Interest Rate Swap	Pay	12 Month SOFR	Annual	3.95%	12/24/26	3.95%	2,737,000	(12,886)
Bank of America, N.A.
2-Year Interest Rate Swap	Pay	12 Month SOFR	Annual	3.95%	12/24/26	3.95%	2,738,000	(12,891)
Barclays Bank plc 1-Year/2-
Year Interest Rate Swap	Pay	12 Month SOFR	Annual	3.71%	08/19/26	3.71%	2,634,375	(13,445)
BNP Paribas 1-Year/2-Year
Interest Rate Swap	Pay	12 Month SOFR	Annual	3.71%	08/19/26	3.71%	2,634,375	(13,445)
JPMorgan Chase Bank, N.A.
2-Year Interest Rate Swap	Pay	12 Month SOFR	Annual	3.95%	09/24/26	3.95%	5,486,000	(18,164)

BNP Paribas 2-Year Interest
Rate Swap	Pay	12 Month SOFR	Annual	3.95%	09/25/26	3.95%	5,491,000	(18,282)
Bank of America, N.A.
2-Year Interest Rate Swap	Pay	12 Month SOFR	Annual	3.95%	12/28/26	3.95%	4,563,000	(21,594)
BNP Paribas 1-Year/2-Year
Interest Rate Swap	Pay	12 Month SOFR	Annual	3.64%	08/13/26	3.64%	3,688,125	(21,880)
Morgan Stanley Capital
Services LLC 1-Year/2-
Year Interest Rate Swap	Pay	12 Month SOFR	Annual	3.64%	08/13/26	3.64%	3,688,125	(21,880)
BNP Paribas 1-Year/2-Year
Interest Rate Swap	Pay	12 Month SOFR	Annual	3.69%	08/14/26	3.69%	4,215,000	(22,487)
The Toronto-Dominion Bank
1-Year/2-Year Interest
Rate Swap	Pay	12 Month SOFR	Annual	3.69%	08/14/26	3.69%	4,215,000	(22,487)
Citibank, N.A. 2-Year Interest
Rate Swap	Pay	12 Month SOFR	Annual	3.95%	09/24/26	3.95%	7,342,000	(24,309)

See notes to financial statements.

68 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

OTC Interest Rate Swaptions Written (continued)
Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Morgan Stanley Capital
Services LLC 2-Year
Interest Rate Swap	Pay	12 Month SOFR	Annual	3.95%	12/28/26	3.95%	$ 8,212,000	$ (38,863)
Barclays Bank plc 2-Year
Interest Rate Swap	Pay	12 Month SOFR	Annual	3.95%	12/28/26	3.95%	9,125,000	(43,184)
								$ (336,020)

~           The face amount is denominated in U.S. dollars unless otherwise indicated.

(a)       Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.

(b)       Total Return Swap - Type "Receive" indicates that the Fund receives the indicated financing rate. For such swaps, the Fund receives payments for any negative net return on the underlying reference obligation. The Fund makes payments for any positive net return on the underlying reference obligation. Type "Pay" indicates that the Fund pays the indicated financing rate. For such swaps, the Fund receives payments for any positive net return on the underlying reference obligation. The Fund makes payments for any negative net return on the underlying reference obligation.

(c)        Autocallable instrument which pays a coupon and returns notional principal at maturity (or if called early) as long as the reference indices do not fall below specific thresholds.

CAD — Canadian Dollar

CDX.NA.HY.43.V1 — Credit Default Swap North American High Yield Series 43 Index Version 1

CDX.NA.IG.45.V1 — Credit Default Swap North American Investment Grade Series 45 Index Version 1

CME — Chicago Mercantile Exchange

EUR — Euro

GBP — British Pound

ICE — Intercontinental Exchange

ITRAXX.EUR.45.V1 — iTraxx Credit Default Swap European Investment Grade Series 45 Index Version 1

LLC — Limited Liability Company

plc — Public Limited Company

SOFR — Secured Overnight Financing Rate

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 69

SCHEDULE OF INVESTMENTS continued	May 31, 2026

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2026 (See Note 6 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$ 12,179,539	$ 659,227	$ 14,054	$ 12,852,820
Preferred Stocks	10,658,782	22,174,563	—	32,833,345
Warrants	28	—	8	36
Rights	—	—	1	1
Closed-End Mutual Funds	6,910,236	—	—	6,910,236
Money Market Funds	12,529,730	—	—	12,529,730
Corporate Bonds	—	281,002,291	8,049,935	289,052,226
Senior Floating Rate Interests	—	155,323,142	37,461,969	192,785,111
Asset-Backed Securities	—	68,164,541	37,829,391	105,993,932
Collateralized Mortgage
Obligations	—	96,662,524	—	96,662,524
U.S. Treasury Bills	—	10,831,905	—	10,831,905
Foreign Government Debt	—	8,967,708	—	8,967,708
U.S. Government Securities	—	5,714,739	—	5,714,739
Interest Rate Swaptions
Purchased	—	95,888	—	95,888
Options Purchased	39,994	—	—	39,994
Equity Futures Contracts(a)	9,177,310	—	—	9,177,310
Interest Rate Futures
Contracts(a)	371,978	—	—	371,978
Equity Index Swap
Agreements(a)	—	4,614,221	—	4,614,221
Forward Foreign Currency
Exchange Contracts(a)	—	655,918	—	655,918
Unfunded Loan Commitments
(Note 11)(a)	—	—	120,097	120,097
Total Assets	$ 51,867,597	$ 654,866,667	$ 83,475,455	$ 790,209,719

See notes to financial statements.

70 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Swaptions
Written	$ —	$ 341,148	$ —	$ 341,148
Options Written	1,000,175	136,355	—	1,136,530
Commodity Futures
Contracts(a)	3,168	—	—	3,168
Interest Rate Futures
Contracts(a)	234,377	—	—	234,377
Credit Default Swap
Agreements(a)	—	177,270	—	177,270
Interest Rate Swap
Agreements(a)	—	1,508,774	—	1,508,774
Equity Index Swap
Agreements(a)	—	24,619	—	24,619
Unfunded Loan Commitments
(Note 11)(a)	—	—	34,666	34,666
Total Liabilities	$ 1,237,720	$ 2,188,166	$ 34,666	$ 3,460,552

(a) Reported as unrealized appreciation/(depreciation) at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $166,494,949 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The Fund held investments in private funds with a fair value of $7,620,658, which are excluded from the fair value hierarchy as of May 31, 2026, in accordance with subtopic 820- 10 as investments in Investment Funds valued at net asset value, as a "practical expedient" are not required to be included in the fair value hierarchy. See Note 6.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at May 31, 2026	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average(a)
Assets:
Asset-Backed
Securities	$ 19,891,929	Yield Analysis	Yield	6.5%-8.3%	7.4%
		Option adjusted
		spread off prior
Asset-Backed		month end broker
Securities	14,733,516	quote	Broker Quote	—	—
Asset-Backed
Securities	2,557,486	Model Price	Purchase Price	—	—

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 71

SCHEDULE OF INVESTMENTS continued	May 31, 2026

Category	Ending Balance at May 31, 2026	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average(a)
Asset-Backed Securities	$ 646,460	Third Party Pricing	Vendor Price	—	—
		Third Party
Common Stocks	9,736	Pricing	Broker Quote	—	—
			Liquidation
Common Stocks	4,318	Model Price	Value	—	—
		Third Party
Corporate Bonds	5,598,240	Pricing	Broker Quote	—	—
		Option adjusted
		spread off prior
		month end broker
Corporate Bonds	2,451,695	quote	Broker Quote	—	—
			Liquidation
Rights	1	Model Price	Value	—	—
Senior Floating
Rate Interests	15,045,185	Yield Analysis	Yield	8.1%-11.5%	9.4%
Senior Floating		Third Party
Rate Interests	11,302,907	Pricing	Vendor Price	—	—
Senior Floating
Rate Interests	8,517,690	Model Price	Purchase Price	—	—
Senior Floating		Third Party
Rate Interests	1,747,614	Pricing	Broker Quote	—	—
Senior Floating		Third Party
Rate Interests	797,303	Pricing	Trade Price	—	—
Senior Floating			Liquidation
Rate Interests	51,270	Model Price	Value	—	—
Unfunded Loan
Commitments	120,097	Model Price	Purchase Price	—	—
			Liquidation
Warrants	8	Model Price	Value	—	—
Total Assets	$ 83,475,455
Liabilities:
Unfunded Loan
Commitments	$ 34,666	Model Price	Purchase Price	—	—

(a) Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, liquidation value or yield would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, if any, were not considered material to the Fund.

The Fund's fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended May 31, 2026, the Fund had securities with a total value of $5,336,593 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $2,488,975 transfer out of

See notes to financial statements.

72 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2026

Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2026:

	Beginning Balance	Purchases/ (Receipts)	(Sales, maturities and paydowns)/ Fundings	Amortization of premiums/ discounts	Total realized gains (losses) included in earnings
Assets
Asset-Backed Securities	$ 31,881,773	$ 7,340,897	$ (813,583)	$ 116,943	$ —
Corporate Bonds	7,432,881	5,622,586	(5,918,343)	156,333	661,149
Senior Floating Rate Interests	26,390,699	9,059,403	(2,181,575)	(29,964)	(171,674)
Warrants	8	—	—	—	—
Common Stocks	408,071	40,988	—	—	—
Rights	5,782	—	—	—	—
Unfunded Loan Commitments	75,220	25,862	—	—	—
Total Assets	$ 66,194,434	$ 22,089,736	$ (8,913,501)	$ 243,312	$ 489,475
Liabilities
Unfunded Loan Commitments	$ —	$ (69,920)	$ —	$ —	$ —

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 73

SCHEDULE OF INVESTMENTS continued	May 31, 2026

	Total change in unrealized appreciation (depreciation) included in earnings	Transfers into Level 3	Transfers out of Level 3	Ending Balance	Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at May 31, 2026
Assets
Asset-Backed Securities	$ 445,836	$ —	$ (1,142,475)	$ 37,829,391	$ 1,022,435
Corporate Bonds	95,329	—	—	8,049,935	129,954
Senior Floating Rate Interests	404,987	5,336,593	(1,346,500)	37,461,969	192,413
Warrants	—	—	—	8	—
Common Stocks	(435,005)	—	—	14,054	(435,005)
Rights	(5,781)	—	—	1	(5,781)
Unfunded Loan Commitments	19,015	—	—	120,097	75,099
Total Assets	$ 524,381	$ 5,336,593	$ (2,488,975)	$ 83,475,455	$ 979,115
Liabilities
Unfunded Loan Commitments	$ 35,254	$ —	$ —	$ (34,666)	$ (31,996)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities may be subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26
Mill City Securities Ltd. 2024-RS1, 4.00% due 11/01/69	7.00%	10/01/27

See notes to financial statements.

74 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2026

ASSETS:
Investments, at value (cost $835,325,581)	$ 782,890,853
Unrealized appreciation on unfunded loan commitments (Note 11)	120,097
Foreign currency, at value (cost $605,144)	606,373
Cash	52,453
Segregated cash due from broker	236,519
Unrealized appreciation on OTC swap agreements	4,614,221
Unrealized appreciation on forward foreign currency exchange contracts	655,918
Prepaid expenses	4,076
Receivables:
Investments sold	93,337,098
Interest	8,218,707
Variation margin on futures contracts	5,990,422
Dividends	111,965
Foreign tax reclaims	18,712
Variation margin on interest rate swap agreements	13,635
Total assets	896,871,049
LIABILITIES:
Reverse repurchase agreements (Note 7)	166,494,949
Borrowings (Note 8)	9,800,000
Unrealized depreciation on unfunded loan commitments (Note 11)	34,666
Options written, at value (premiums received $1,223,206)	1,477,678
Unamortized upfront premiums received on OTC swap agreements	18,649
Unrealized depreciation on OTC swap agreements	51,877
Interest and commitment fee due on borrowings	52,419
Payable for:
Investments purchased	167,898,655
Investment advisory fees	774,624
Variation margin on credit default swap agreements	191,242
Professional fees	145,322
Other liabilities	65,033
Total liabilities	347,005,114
NET ASSETS	$ 549,865,935
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized, 32,980,083 shares issued and outstanding	$ 329,801
Additional paid-in capital	600,361,603
Total distributable earnings (loss)	(50,825,469)
NET ASSETS	$ 549,865,935
Shares outstanding ($0.01 par value with unlimited amount authorized)	32,980,083
Net asset value	$ 16.67

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 75

STATEMENT OF OPERATIONS	May 31, 2026

For the Year Ended May 31, 2026

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $13,727)	$ 49,210,989
Dividends	1,657,348
Total investment income	50,868,337

EXPENSES:
Investment advisory fees	9,102,795
Interest expense	7,723,027
Professional fees	238,043
Trustees’ fees and expenses*	130,619
Fund accounting fees	89,683
Administration fees	80,226
Printing fees	59,034
Insurance	50,796
Registration and filing fees	36,282
Custodian fees	31,218
Pricing service expense	18,443
Transfer agent fees	16,973
Miscellaneous	4,154
Total expenses	17,581,293
Net investment income	33,287,044
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,598,861)
Swap agreements	(394,416)
Futures contracts	10,448,552
Options purchased	(1,373,462)
Options written	(337,890)
Forward foreign currency exchange contracts	(596,998)
Foreign currency transactions	(26,403)
Net realized gain	6,120,522

See notes to financial statements.

76 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

STATEMENT OF OPERATIONS continued	May 31, 2026

Net change in unrealized appreciation (depreciation) on:
Investments	$ 4,658,197
Swap agreements	4,180,177
Futures contracts	5,246,365
Options purchased	(372,081)
Options written	(498,506)
Forward foreign currency exchange contracts	1,778,855
Foreign currency translations	66,229
Net change in unrealized appreciation (depreciation)	15,059,236
Net realized and unrealized gain	21,179,758
Net increase in net assets resulting from operations	$ 54,466,802

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 77

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2026

Year Ended	Year Ended
May 31, 2026	May 31, 2025

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 33,287,044	$ 34,060,913
Net realized gain (loss) on investments	6,120,522	(10,620,094)
Net change in unrealized appreciation
(depreciation) on investments	15,059,236	22,501,503
Net increase in net assets resulting from
operations	54,466,802	45,942,322
DISTRIBUTIONS:
Distributions to shareholders	(32,338,097)	(30,565,044)
Return of capital	(14,658,521)	(16,431,574)
Total distributions	(46,996,618)	(46,996,618)
CAPITAL SHARE TRANSACTIONS:
Capital contribution from adviser	6,431	—
Net increase from capital share transactions	6,431	—
Net increase (decrease) in net assets	7,476,615	(1,054,296)
NET ASSETS:
Beginning of year	542,389,320	543,443,616
End of year	$ 549,865,935	$ 542,389,320

See notes to financial statements.

78 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	May 31, 2026

For the Year Ended May 31, 2026

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 54,466,802
Adjustments to Reconcile Net Increase in Net Assets Resulting
from Operations to Net Cash Provided by Operating Activities:
Net change in unrealized (appreciation) depreciation on
investments	(4,658,197)
Net change in unrealized (appreciation) depreciation on options
purchased	372,081
Net change in unrealized (appreciation) depreciation on options
written	498,506
Net change in unrealized (appreciation) depreciation on swap
agreements	(4,180,177)
Net change in unrealized (appreciation) depreciation on forward
foreign currency exchange contracts	(1,778,855)
Net realized loss on investments	1,598,861
Net realized loss on options purchased	1,373,462
Net realized loss on options written	337,890
Purchase of long-term investments	(213,840,386)
Proceeds from sale of long-term investments	237,944,759
Net purchases of short-term investments	(51,204,096)
Net accretion of bond discount and amortization of bond
premium	(1,704,590)
Premiums received on options written	8,252,636
Cost of closing options written	(8,708,197)
Commitment fees received and repayments of unfunded
commitments	(141,636)
Decrease in unamortized upfront premiums paid on credit
default swap agreements	104,301
Decrease in unamortized upfront premiums paid on interest rate
swap agreements	472
Increase in interest receivable	(85,308)
Decrease in dividends receivable	4,017
Increase in investments sold receivable	(74,827,751)
Decrease in variation margin on interest rate swap agreements
receivable	59,239
Decrease in variation margin on credit default swap agreements
receivable	1,615
Increase variation margin on futures contracts receivable	(5,990,422)
Increase in prepaid expenses	(2,178)
Increase in foreign tax reclaims receivable	(12,735)
Increase in investments purchased payable	116,638,298
Increase in interest due on borrowings	5,809
Decrease in professional fees payable	(44,217)
Decrease in swap settlement payable	(2,102,959)

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 79

STATEMENT OF CASH FLOWS continued	May 31, 2026

For the Year Ended May 31, 2026

Decrease in unamortized upfront premiums received on credit default swap agreements	$ (379,854)
Increase in unamortized upfront premiums received on OTC swap agreements	18,649
Decrease in segregated cash due to broker	(1,114,190)
Increase in investment advisory fees payable	10,953
Increase in variation margin on credit default swap agreements payable	191,242
Decrease in protection fees on credit default swap agreements payable	(18,643)
Decrease in trustees’ fees and expenses payable*	(2,622)
Decrease in variation margin on futures contracts payable	(87,620)
Decrease in other liabilities	(219,497)
Net Cash Provided by Operating Activities	$ 50,775,462
Cash Flows From Financing Activities:
Distributions to common shareholders	(46,996,618)
Capital contribution from adviser	6,431
Proceeds from borrowings	12,200,000
Payments made on borrowings	(10,200,000)
Proceeds from reverse repurchase agreements	867,042,157
Payments made on reverse repurchase agreements	(875,142,307)
Net Cash Used in Financing Activities	(53,090,337)
Effect of Foreign Exchange Rate on Cash:
Effect of foreign exchange rate on cash	(1,225)
Net decrease in cash	(2,316,100)
Cash at Beginning of Year (including foreign currency)**	3,211,445
Cash at End of Year (including foreign currency)***	$ 895,345
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$ 6,827,931

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

** Includes $2,692,363 of segregated cash for derivatives with broker and $348,650 of foreign currency.

*** Includes $236,519 of segregated cash for derivatives with broker and $606,373 of foreign currency.

See notes to financial statements.

80 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2026

	Year Ended May 31, 2026	Year Ended May 31, 2025	Year Ended May 31, 2024	Year Ended May 31, 2023	Period Ended May 31, 2022(a)
Per Share Data:
Net asset value, beginning of period	$16.45	$16.48	$15.80	$17.44	$20.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.01	1.03	0.99	0.79	0.28
Net gain (loss) on investments (realized and unrealized)	0.64	0.37	1.12	(1.00)	(2.36)
Total from investment operations	1.65	1.40	2.11	(0.21)	(2.08)
Less distributions from:
Net investment income	(0.98)	(0.93)	(0.91)	(0.87)	(0.48)
Capital gains	—	—	—	(0.24)	—
Return of capital	(0.45)	(0.50)	(0.52)	(0.32)	—
Total distributions to shareholders	(1.43)	(1.43)	(1.43)	(1.43)	(0.48)
Net asset value, end of period	$16.67	$16.45	$16.48	$15.80	$17.44
Market value, end of period	$16.20	$15.11	$15.02	$13.61	$15.94
Total Return(c)
Net asset value	10.37%(d)	8.69%	13.85%	(1.01%)(e)	(10.51%)
Market value	17.39%	10.20%	21.87%	(5.71%)	(18.03%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$549,866	$542,389	$543,444	$521,215	$575,323
Ratio to average net assets of:
Net investment income, including interest expense	6.04%	6.19%	6.09%	4.94%	2.90%(f)
Total expenses, including interest expense	3.19%	3.83%	3.40%	3.45%	1.93%(f)
Portfolio turnover rate	30%	25%	26%	21%	29%
Senior Indebtedness
Total borrowings outstanding (in thousands)(g)	$176,295	$182,395	$166,376	$196,503	$66,000
Asset coverage per $1,000 of indebtedness(h)	$4,119	$3,974	$4,266	$3,652	$9,717
Supplemental Ratio to average net assets of:
Total expenses, excluding interest expense	1.79%	1.89%	1.77%	1.88%	1.74%(f)
Acquired fund fees and expenses	0.05%	0.07%	0.10%	0.08%	0.07%(f)

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 81

FINANCIAL HIGHLIGHTS	May 31, 2026

(a) Since commencement of operations: November 23, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

(b) Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at the net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d) The net increase from the payment by the Adviser totaling $6,431 relating to an operational issue contributed less than 0.01% to total return at net asset value for the year ended May 31, 2026. See Note 5 in the Notes to Financial Statements.

(e) The net increase from the payment by the Adviser totaling $5,119 relating to an operational issue contributed less than 0.01% to total return at net asset value for the year ended May 31, 2023.

(f) Annualized.

(g) Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act.

(h) Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings. Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act. Accordingly, for the years ended May 31, 2026, 2025, 2024 and 2023, Asset Coverage is calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the sum of the borrowings and reverse repurchase agreements.

See notes to financial statements.

82 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2026

Note 1 – Organization

Guggenheim Active Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2021 and commenced investment operations on November 23, 2021. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund's Declaration of Trust provides for a limited period of existence and, absent other action by the Board of Trustees of the Fund (the "Board"), the Fund will dissolve on November 23, 2033. Under certain circumstances, the Fund's term may be extended or its term structure may be eliminated entirely. See "ADDITIONAL INFORMATION REGARDING THE FUND - PRINCIPAL RISKS OF THE FUND - Limited Term Risk", which begins on page 177, for more information. In addition, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Board as required by law and the Fund's governing documents.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered non-fundamental and may be changed without shareholder approval. The Fund will provide shareholders with 60 days’ prior written notice of any change in its investment objective.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board has adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 83

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 2 – Significant Accounting Policies (continued)

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim's investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and/or other assets. The Valuation Procedures may be amended and potentially adversely affected as the Fund seeks to comply with regulations that apply to the valuation practices of registered investment companies.

Valuations of the Fund’s securities and other assets are supplied primarily by independent third-party pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the independent third-party pricing services.

If the independent third-party pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

In general, portfolio securities and assets of the Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or deemed unreliable by the Adviser, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive

84 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 2 – Significant Accounting Policies (continued)

prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a portfolio security or asset at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed- end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADRs”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by an independent third-party pricing service in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality,

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 85

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 2 – Significant Accounting Policies (continued)

coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third-party pricing service.

U.S. Government securities are valued by independent third-party pricing services, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using an independent third-party pricing service.

Typically, loans are valued using information provided by independent third-party pricing services that use broker quotes, among other inputs. If the independent third-party pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser. As the Fund invests in loans or asset-backed securities as part of its investment strategies, it may have a significant amount of these instruments that are fair valued by the Adviser.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Interest rate swap agreements entered into by the Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Fund are generally valued using an evaluated price provided by an independent third-party pricing service.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

86 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 2 – Significant Accounting Policies (continued)

The Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third-party pricing services as of a time that is prior to the time when the Fund determines its NAV. There can be no assurance in each case that significant events will be identified.

Valuations of the Fund's securities and other assets are supplied primarily by independent third-party pricing services pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by the independent third- party pricing services are generally based on methods designed to approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Fund, independent third-party pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Independent third-party pricing services face the same challenges as the Fund in valuing securities and assets and may rely on limited available information. If the independent third-party pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Adviser. The Fund may also use third-party service providers to model certain securities to determine fair market value. While the Fund's use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund's portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund's assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 87

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 2 – Significant Accounting Policies (continued)

and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Fund’s Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Fund’s Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, (iii) the bank’s certificate of deposit rate, or (iv) the Secured Overnight Financing Rate ("SOFR"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack financial maintenance covenants or possess fewer or contingent financial

88 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 2 – Significant Accounting Policies (continued)

maintenance covenants and other financial protections for lenders and investors. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and other similar debt obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions.Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 89

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 2 – Significant Accounting Policies (continued)

contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(f) Distributions to Shareholders

The Fund intends to declare and pay monthly distributions to common shareholders. The Fund expects that distributions will generally consist of (i) investment company taxable income expected to be taxed as ordinary income, which includes, among other things, investment income, short-term capital gains and income from certain hedging and interest rate transactions, (ii) long-term capital gains and (iii) return of capital. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed the amount of the Fund’s earnings and profit available for distribution, the excess will be deemed a return of capital. Distributions may be paid by the Fund from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(g) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of May 31, 2026, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in

90 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 2 – Significant Accounting Policies (continued)

non-U.S. jurisdictions in which it trades for the current tax year and concluded that as of May 31, 2026, no additional provisions for income tax were required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities. During the year ended May 31, 2026, cash paid for income taxes in foreign jurisdictions, net of refunds received, if any, was immaterial to the Fund.

(h) Restricted Cash

If the Fund receives cash collateral in connection with derivative instruments, such amount is presented on the Fund’s Statement of Assets and Liabilities as Segregated cash due to broker. At May 31, 2026, there was no Segregated cash due to broker. A portion of the Fund’s cash has been pledged as collateral for swap agreements. This amount is presented on the Fund’s Statement of Assets and Liabilities as Segregated cash due from broker. At May 31, 2026, there was $236,519 of Segregated cash due from broker.

(i) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Fund’s Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(j) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference asset or obligation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 91

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 2 – Significant Accounting Policies (continued)

or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(k) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(l) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(m) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties

92 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 2 – Significant Accounting Policies (continued)

to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(n) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund's Statement of Assets

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 93

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 3 – Derivatives (continued)

and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, for diversification purposes, to change the duration of the Fund, for leverage purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of an instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Speculation: the use of an instrument to express macro-economic and other investment views.

To the extent the Fund’s investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause an investment in the Fund to be more volatile and riskier than if the Fund had not been leveraged.

94 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 3 – Derivatives (continued)

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation	$111,701,402	$27,631,284

The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Income, Speculation	$186,360,026	$46,702,183

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with the Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 95

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 3 – Derivatives (continued)

broker on the Fund's Statement of Assets and Liabilities; securities held as collateral are noted on the Fund's Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Duration, Hedge, Index Exposure, Speculation	$84,069,861	$8,333,061

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange- traded futures contracts. If the Fund utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund's use and volume of total return swaps on a monthly basis:

96 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 3 – Derivatives (continued)

	Average Notional Amount
Use	Long	Short
Hedge, Index Exposure, Income, Speculation	$25,280,769	$—

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund's use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
	Pay Floating	Receive
Use	Rate	Floating Rate
Duration	$60,915,000	$6,950,000

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund if the Fund is selling the credit protection. If the Fund utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps,

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 97

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 3 – Derivatives (continued)

the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third-party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund's use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge, Income, Index Exposure,
Speculation	$—	$24,827,538

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis

	Average Value
Use	Purchased	Sold
Hedge	$536,279	$98,900,573

98 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 3 – Derivatives (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of May 31, 2026:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate option contracts	Investments, at value	Options written, at value
Equity/Interest rate/Commodity futures	Variation margin on futures	—
contracts	contracts
Forward foreign currency exchange	Unrealized appreciation on	—
contracts	forward foreign currency exchange contracts
Equity/Credit/Interest rate swap	Variation margin on interest	Unamortized upfront
agreements	rate swap agreements Unrealized appreciation on OTC swap agreements	premiums received on OTC swap agreements Unrealized depreciation on OTC swap agreements Variation margin on credit default swap agreements

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at May 31, 2026:

	Asset Value	Liability Value
Futures Equity Risk*	$ 9,177,310	$ —
Swaps Equity Risk*	4,614,221	24,619
Futures Interest Rate Risk*	371,978	234,377
Swaps Interest Rate Risk*	—	1,508,774
Futures Commodity Risk*	—	3,168
Swaps Credit Risk	—	177,270
Options Written Equity Risk	—	1,106,380
Options Written Interest Rate Risk	—	371,298
Options Purchased Interest Rate Risk	135,882	—
Forward Foreign Currency Exchange Risk	655,918	—
Total Value at May 31, 2026	$ 14,955,309	$ 3,425,886

* Includes cumulative appreciation (depreciation) as reported on the Fund's Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Fund's Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended May 31, 2026:

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 99

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 3 – Derivatives (continued)

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate/Commodity futures contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts
Forward foreign currency exchange contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/Interest rate/Credit swap agreements	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements
Equity/Interest rate option contracts

Net realized gain (loss) on options purchased

Net change in unrealized appreciation (depreciation) on options purchased

Net realized gain (loss) on options written

Net change in unrealized appreciation (depreciation) on options written

100 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 3 – Derivatives (continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the year ended May 31, 2026:

		Change in
		Unrealized
	Realized	Appreciation/
	Gain(Loss)	(Depreciation)
Futures Equity Risk	$ 10,580,924	$ 5,208,311
Swaps Equity Risk	281,010	4,743,041
Futures Interest Rate Risk	(132,372)	84,246
Swaps Interest Rate Risk	—	(286,645)
Futures Commodity Risk	—	(46,192)
Swaps Credit Risk	(675,426)	(276,219)
Options Written Equity Risk	(853,710)	(670,802)
Options Written Foreign Currency Exchange Risk	30,480	(2,165)
Options Written Interest Rate Risk	485,340	174,461
Options Purchased Equity Risk	(369,560)	(16,192)
Options Purchased Foreign Currency Exchange Risk	(629,371)	233,563
Options Purchased Interest Rate Risk	(374,531)	(589,452)
Forward Foreign Currency Exchange Risk	(596,998)	1,778,855
Total	$ 7,745,786	$ 10,334,810

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Fund monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 101

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 3 – Derivatives (continued)

reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International

102 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 4 – Offsetting (continued)

Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/ or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 103

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 4 – Offsetting (continued)

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets(a)	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Equity Index Swap Agreements	$4,614,221	—	$4,614,221	$(4,460,790)	$—	$153,431
Forward Foreign Currency Exchange Contracts	655,918	—	655,918	—	—	655,918
Interest Rate Swaptions Purchased	95,888	—	95,888	(17,934)	—	77,954

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities(a)	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Credit Default Swap Agreements	$27,258	$—	$27,258	$(27,258)	$—	$—
Equity Index Swap Agreements	24,619	—	24,619	(22)	—	24,597
Interest Rate Swaptions Written	341,148	—	341,148	—	—	341,148
Options Written	136,355	—	136,355	—	—	136,355
Reverse Repurchase Agreements	166,494,949	—	166,494,949	(166,494,949)	—	—

(a) Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or

104 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 4 – Offsetting (continued)

centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of May 31, 2026:

Counterparty	Asset Type	Cash Pledged	Cash Received
Bank of America Securities, Inc.	Credit Default Swap Agreements	$ 182,519	$ —
Morgan Stanley & Co.
International plc	Equity Index Swap Agreements	54,000	—
		236,519	—

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes office facilities and equipment, and provides administrative services on behalf of the Fund, and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, at an annual rate equal to 1.25% of the Fund’s average daily Managed Assets (as defined in this report).

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the oversight and supervision of the Board and the Adviser, manages the investment of the assets of the Fund in accordance with its investment objective and policies, places orders to purchase and sell securities on behalf of the Fund, and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Fund and its investment policies and practices. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, at an annual rate equal to 0.625% of the Fund’s average daily Managed Assets.

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds of any financial leverage (whether or not these assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), minus liabilities, other than liabilities related to any financial leverage. Managed Assets shall include assets attributable to financial leverage of any form, including indebtedness, engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, investments in inverse floating rate securities, and preferred shares.

If the Fund invests in a fund that is advised by the Adviser or an adviser affiliated with the Adviser, the Adviser has agreed to waive Fund fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 105

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 5 – Fees and Other Transactions with Affiliates (continued)

respect to its investment in such fund. Fee waivers will be calculated at the Fund level without regard to any expense cap, if any, in effect for the Fund. Fees waived under this arrangement are not subject to reimbursement. For the year ended May 31, 2026, there were no such fees waived.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

The Fund pays operating expenses, such as audit and accounting related services, legal services, custody, printing and mailing, among others. Certain expenses are allocated to various Funds within the complex based on relative net assets.

On December 3, 2025, the Fund received a one-time payment from the Adviser for $6,431 relating to an operational issue. This amount is included in Capital contribution from adviser on the Statements of Changes in Net Assets and the impact of this amount to total return at NAV is included within the Financial Highlights.

The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s administrator, custodian and accounting agent. Prior to December 15, 2025, MUFG Investor Services (US), LLC served as the Fund's administrator and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As administrator and accounting agent, BNY maintains the books and records of the Fund's securities and cash. For providing the aforementioned services, BNY is entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily Managed Assets and certain out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

106 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 6 – Fair Value Measurement (continued)

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent third-party pricing services are used to value a majority of the Fund’s investments. When values are not available from an independent third-party pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 107

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 6 – Fair Value Measurement (continued)

Certain loans and other securities are valued using a single daily broker quote or a price from an independent third-party pricing service based on a single daily or monthly broker quote.

Private funds are valued using the net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in private funds, provided certain conditions are met. As such, the Fund’s investments in private funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each private fund as reported by the administrators and/or investment managers of the underlying private funds. As needed, the reported net asset value is adjusted for investment activity subsequent to the most recent net asset value provided by the private funds' management.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements to seek to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds are invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2026, the average daily balance for which reverse repurchase agreements were outstanding amounted to $166,544,787. The weighted average interest rate was 4.36%. As of May 31, 2026, there was $166,494,949 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of May 31, 2026, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

108 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 7 – Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Maturity Date	Face Value
BofA Securities, Inc.	3.65% - 3.87%(a)	Open Maturity	$ 1,605,274
BofA Securities, Inc.	3.85%	06/15/26	465,995
BofA Securities, Inc.	3.87% - 4.00%	08/13/26	7,865,059
Citigroup Global Markets, Inc.	3.78%(U.S. Secured	07/13/26	3,599,408
	Overnight Financing
	Rate + 0.15%)(b)
Citigroup Global Markets, Inc.	3.76%(U.S. Secured	07/13/26	2,873,099
	Overnight Financing
	Rate + 0.13%)(b)
J.P. Morgan Securities LLC	3.75% - 3.80%(a)	Open Maturity	1,664,236
Natixis SA	3.98% - 4.12%	06/15/26	41,944,309
Natixis SA	3.89% - 3.96%(a)	Open Maturity	36,825,809
Societe Generale	3.88% - 4.00%(a)	Open Maturity	37,571,989
Societe Generale	3.89% - 3.99%	06/15/26	8,958,555
Societe Generale	3.89% - 3.94%	07/13/26	19,312,058
TD Securities (USA) LLC	3.88% - 3.92%(a)	Open Maturity	3,809,158
Total			$ 166,494,949

(a) The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at May 31, 2026.

(b) Variable rate security. Rate indicated is the rate effective at May 31, 2026.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2026, aggregated by asset class of the related collateral pledged by the Fund:

	Up to 30 days	31-90 days	Greater than 90 days	Overnight and continuous	Total
Collateralized
Mortgage
Obligations	$ —	$ 3,599,408	$ —	$ —	$ 3,599,408
Corporate Bonds	51,368,858	20,193,049	—	80,171,805	151,733,712
Preferred Stocks	—	6,984,068	—	1,304,662	8,288,730
U.S. Government
Securities	—	2,873,099	—	—	2,873,099
Total reverse
repurchase
agreements	$ 51,368,858	$ 33,649,624	$ —	$ 81,476,467	$ 166,494,949
Gross amount
of recognized
liabilities for
reverse repurchase
agreements	$ 51,368,858	$ 33,649,624	$ —	$ 81,476,467	$ 166,494,949

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 109

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 8 – Borrowings

The Fund has entered into a $165,000,000 credit facility agreement with BNP Paribas whereby BNP Paribas has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to BNP Paribas. On October 31, 2024, the Fund reduced its current “Maximum Commitment Financing” level under the facility to $55,000,000, (reducing the Fund’s potential unused commitment fee liability). Under the most recent amended terms, the interest rate on the amount borrowed is based on the SOFR plus 0.35%-0.85%, depending on the eligible security types pledged as related collateral, and an unused commitment fee of 0.30% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed. As of May 31, 2026, there was $9,800,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the year ended May 31, 2026 was $7,551,233 with a related average interest rate of 4.35%. The maximum amount outstanding during the period was $11,700,000. As of May 31, 2026, the total value of securities segregated and pledged as collateral in connection with borrowings was $41,193,323.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

The aggregate average daily amount of the Fund's debt outstanding across reverse repurchase agreements and borrowings under the credit agreement during the year ended May 31, 2026, was $174,096,020, with a related weighted average interest rate of 4.35%.

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable

110 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 9 – Federal Income Tax Information (continued)

to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely- than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

If the Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

The tax character of distributions paid during the year ended May 31, 2026 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$32,338,097	$—	$14,658,521	$46,996,618

The tax character of distributions paid during the year ended May 31, 2025, was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$30,565,044	$—	$16,431,574	$46,996,618

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of May 31, 2026 were as follows:

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 111

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 9 – Federal Income Tax Information (continued)

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$—	$—	$(48,632,039)	$(2,193,430)	$(50,825,469)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of May 31, 2026, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Unlimited Long-Term	Total Capital Loss Carryforward
$—	$(2,193,430)	$(2,193,430)

For the year ended May 31, 2026, the following capital loss carryforward amounts were utilized:

Utilized
$13,588,135

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/ tax differences. These differences are primarily due to investments in swap agreements, foreign currency gains and losses, losses deferred due to wash sales, paydown reclasses, income adjustments on certain bonds, and debt to equity adjustments. Additional differences may result from the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Fund's Statements of Assets and Liabilities as of May 31, 2026 for permanent book/tax differences.

At May 31, 2026, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was

112 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 9 – Federal Income Tax Information (continued)

an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$835,827,097	$26,588,851	$(78,125,520)	$(51,536,669)

Note 10 – Securities Transactions

For the year ended May 31, 2026, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$208,044,376	$228,537,968

For the year ended May 31, 2026, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$5,796,010	$9,406,791

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the year ended May 31, 2026, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 11 – Unfunded Loan Commitments and Other Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of May 31, 2026. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of May 31, 2026,

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 113

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 11 – Unfunded Loan Commitments and Other Commitments (continued)

the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $178,374,494.

The unfunded loan commitments as of May 31, 2026, were as follows:

Borrower	Maturity Date	Face Amount~	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Aman OBH1L
Mortgage	03/18/30	3,294,643	$3,262,529	$3,261,697	$(832)
Azuria Water
Solutions, Inc.	01/27/33	98,824	98,579	98,546	(33)
Azurite
Intermediate
Holdings, Inc.	02/08/31	150,000	135,873	139,276	3,403
Citrin
Cooperman
Advisors LLC	04/01/32	631,818	625,920	621,077	(4,843)
Cliffwater LLC	04/22/32	130,000	120,559	121,134	575
Datix Bidco Ltd.	10/30/30	332,500	293,156	302,521	9,365
Datix Bidco Ltd.	04/30/31	390,000	390,000	387,738	(2,262)
Graftech
Finance, Inc.	12/21/29	577,928	577,928	552,372	(25,556)
Hanger, Inc.	10/23/31	46,631	46,420	46,835	415
Higginbotham
Insurance
Agency, Inc.	05/01/31	226,488	225,971	226,489	518
Higginbotham
Insurance
Agency, Inc.	06/11/31	17,053	16,965	17,096	131
Kerridge
Commercial
Systems Bidco
Ltd.	11/21/32	GBP 800,000	989,316	1,077,200	87,884
Kroll, Inc.	09/13/32	112,500	104,800	112,500	7,700
Liquid Tech
Solutions
Holdings LLC	10/03/32	48,359	48,137	48,238	101
MB2 Dental
Solutions LLC	02/13/31	97,500	86,392	89,310	2,918
Merative, LP	09/30/32	158,974	154,601	158,974	4,373
Powergrid
Services LLC	07/01/30	432,400	406,259	408,347	2,088
Powergrid
Services LLC	07/01/32	31,837	31,837	31,688	(149)
Secretariat
Advisors LLC	02/28/32	53,763	53,519	52,656	(863)
US Fertility
Enterprises
LLC	12/30/32	65,789	65,475	66,101	626
Vacation Rental
Brands
Holdings	05/06/32	405,620	402,074	401,946	(128)
					$85,431

114 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 11 – Unfunded Loan Commitments and Other Commitments (continued)

~ The face amount is denominated in U.S. dollars unless otherwise indicated.

GBP — British Pound

As of May 31, 2026, The Fund has committed to invest additional capital in the future and is obligated to fund the commitment amount of $4,314,560 to HPC NAV I 2025, a private fund.

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Insured Lending 1 Ltd.
6.50% due 02/04/32	10/29/25	$ 5,567,040	$ 5,598,240

Note 13 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 32,980,083 shares issued and outstanding as of May 31, 2026.

Transactions in common shares were as follows:

	Year Ended	Year Ended
	May 31, 2026	May 31, 2025
Beginning shares	32,980,083	32,980,083
Ending shares	32,980,083	32,980,083

Note 14 – Segment Reporting

An operating segment is defined in FASB Accounting Standards Update 2023-07, Improvements to Reportable Segment Disclosures (“ASU 2023-07”) Segment Reporting (Topic 280) as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Officers of the Fund, subject to the oversight and supervision of the Board, serve as the CODM for the Fund.

The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the Fund’s investment objective

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 115

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 14 – Segment Reporting (continued)

which is executed by the Fund’s portfolio managers as a team. The Fund uses a variety of investments to execute its investment strategy. Please refer to Note 2 – Significant Accounting Policies of these Notes to Financial Statements for additional details on the significant accounting policies and investment types used by the Fund. Please refer to the Fund’s Schedule of Investments for a breakdown of the types of investments from which the Fund generates its returns. Financial information in the form of total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks, among other metrics, and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “total assets” and significant segment income, expenses, and gain(loss) are listed on the Fund’s Statement of Operations.

Note 15 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting (or perceived to affect) individual companies, or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, increased instability or general uncertainty, extreme weather, environmental or man-made disasters, or geological events, governmental actions, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Fund in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing

116 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2026

Note 15 – Market Risks (continued)

types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 16 – Recent Accounting Pronouncements

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund financial position or the results of its operations.

Note 17 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 117

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2026

To the Shareholders and Board of Trustees of Guggenheim Active Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Active Allocation Fund (the “Fund”), including the schedule of investments, as of May 31, 2026, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period ended May 31, 2026 and the financial highlights for each of the four years in the period ended May 31, 2026 and the period from November 23, 2021 (commencement of operations) through May 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Active Allocation Fund at May 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2026 and its financial highlights for each of the four years in the period ended May 31, 2026 and the period from November 23, 2021 (commencement of operations) through May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as

118 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM continued	May 31, 2026

of May 31, 2026, by correspondence with the custodian, brokers and paying agents; when replies were not received from brokers or paying agents, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia

July 29, 2026

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 119

OTHER INFORMATION (Unaudited)	May 31, 2026

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2027, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2026.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2026, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2026, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k) (2), respectively. See the qualified interest income in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
2.42%	2.42%	75.23%

Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Fund as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized

120 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2026

industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 2, 2026. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Share Abstain
Angela Brock-Kyle	26,521,768	2,409,959	168,427
Amy J. Lee	26,795,307	2,140,017	164,830

The other Trustees of the Fund not up for election in 2026 were Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr.

Trustees

The Trustees of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 121

OTHER INFORMATION (Unaudited) continued	May 31, 2026

Name,	Position(s)	Term of	Principal	Number	Other
Address*	Held with	Office and	Occupation(s) During	of	Directorships
and Year of	the Fund	Length	Past Five Years	Portfolios	Held by
Birth		of Time		in Fund	Trustees***
		Served**		Complex
Overseen

Independent Trustees:

Angela	Trustee	Since 2021	Current: Retired.	127	Current: Kelly
Brock-Kyle					Services, Inc.
(1959)			Former: Founder and		(2026-present);
			Chief Executive Officer,		Global X
			B.O.A.R.D.S. (consulting		Venture Fund
			firm) (2013-2023);		(2025-present);
			Senior Leader, TIAA		Bowhead
			(financial services firm)		Specialty
			(1987-2012).		Holdings Inc.
(2024-present);
Mutual Fund
Directors Forum
(2022-present);
Hunt
Companies, Inc.
(2019-present).

Former:
Transparent Value
Trust (4) (2019-
2025); Bowhead
Insurance GP,
LLC (2020-2024);
Guggenheim
Energy & Income
Fund (2019-
2023); Fiduciary/
Claymore Energy
Infrastructure
Fund (2019-
2022);
Guggenheim
Enhanced Equity
Income Fund
(2019-2021);
Guggenheim
Credit Allocation
Fund (2019-
2021).

122 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2026

Name,	Position(s)	Term of	Principal	Number	Other
Address*	Held with	Office and	Occupation(s) During	of	Directorships
and Year of	the Fund	Length	Past Five Years	Portfolios	Held by
Birth		of Time		in Fund	Trustees***
		Served**		Complex
Overseen

Independent Trustees:

Thomas F.	Trustee and	Since 2021	Current: President,	127	Current: 2023
Lydon, Jr.	Chair of the		Global Trends		ETF Series
(1960)	Contracts		Investments (registered		Trust (12)
	Review		investment adviser)		(2023-present);
	Committee		(1996-present); Chief		US Global
			Executive Officer, Lydon		Investors,
			Media (2016-present).		Inc. (GROW)
(1995-present).

Former: Vice Chairman,
			VettaFi, a wholly owned		Former: 2023
			subsidiary of The TMX		ETF Series Trust
			Group (financial advisor		II (6) (2023-2025);
			content, research, index		Transparent
			and digital distribution		Value Trust (4)
			provider) (2022-2024);		(2019-2025);
			Chief Executive		Guggenheim
			Officer, ETF Flows,		Energy & Income
			LLC (financial advisor		Fund (2019-
			education and research		2023); Fiduciary/
			provider) (2019-2023);		Claymore Energy
			Director, GDX Index		Infrastructure
			Partners, LLC (index		Fund (2019-
			provider) (2021-2023).		2022);
Guggenheim
Enhanced Equity
Income Fund
(2019-2021);
Guggenheim
Credit Allocation
Fund (2019-
2021).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 123

OTHER INFORMATION (Unaudited) continued	May 31, 2026

Name,	Position(s)	Term of	Principal	Number	Other
Address*	Held with	Office and	Occupation(s) During	of	Directorships
and Year of	the Fund	Length	Past Five Years	Portfolios	Held by
Birth		of Time		in Fund	Trustees***
		Served**		Complex
Overseen

Independent Trustees:

Ronald A.	Trustee and	Since 2021	Current: Of Counsel	128	Current: Advent
Nyberg	Chair of the		(formerly Partner)		Convertible and
(1953)	Nominating		Momkus LLP (law firm)		Income Fund
	and		(2016- present).		(2003-present).
Governance
Committee
			Former: Partner,		Former:
			Nyberg & Cassioppi,		Transparent
			LLP (law firm) (2000-		Value Trust (4)
			2016); Executive Vice		(2015-2025);
			President, General		PPM Funds (2)
			Counsel, and Corporate		(2018- 2024);
			Secretary, Van Kampen		Endeavor Health
			Investments (1982-		(2012- 2024);
			1999).		Guggenheim
Energy & Income
Fund (2015-
2023); Fiduciary/
Claymore Energy
Infrastructure
Fund (2004-
2022);
Guggenheim
Enhanced Equity
Income Fund
(2005-2021);
Guggenheim
Credit Allocation
Fund (2013-
2021).

124 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2026

Name,	Position(s)	Term of	Principal	Number	Other
Address*	Held with	Office and	Occupation(s) During	of	Directorships
and Year of	the Fund	Length	Past Five Years	Portfolios	Held by
Birth		of Time		in Fund	Trustees***
		Served**		Complex
Overseen

Independent Trustees:

Sandra G.	Trustee	Since 2021	Current: Retired.	127	Current: SPDR
Sponem	and Chair				Series Trust (86)
(1958)	of the Audit		Former: Senior Vice		(2018-present);
	Committee		President and Chief		SPDR Index
			Financial Officer, M.A.		Shares
			Mortenson-Companies,		Funds (25)
			Inc. (construction and		(2018-present);
			real estate development		SSGA Active
			company) (2007-2017).		Trust (35)
(2018-present).

Former:
Transparent
Value Trust (4)
(2019-2025);
Guggenheim
Energy & Income
Fund (2019-
2023); Fiduciary/
Claymore Energy
Infrastructure
Fund (2019-
2022);
Guggenheim
Enhanced Equity
Income Fund
(2019-2021);
Guggenheim
Credit Allocation
Fund (2019-
2021).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 125

OTHER INFORMATION (Unaudited) continued	May 31, 2026

Name,	Position(s)	Term of	Principal	Number	Other
Address*	Held with	Office and	Occupation(s) During	of	Directorships
and Year of	the Fund	Length	Past Five Years	Portfolios	Held by
Birth		of Time		in Fund	Trustees***
		Served**		Complex
Overseen

Independent Trustees:

Ronald E.	Trustee,	Since 2021	Current: Portfolio	127	Former:
Toupin, Jr.	Chair of the		Consultant		Transparent
(1958)	Board and		(2010-present); Member,		Value Trust (4)
	Chair of the		Governing Council,		(2015-2025);
	Executive		Independent Directors		Guggenheim
	Committee		Council (2013-present);		Energy & Income
			Governor, Board of		Fund (2015-
			Governors, Investment		2023); Fiduciary/
			Company Institute		Claymore Energy
			(2018-present); Member,		Infrastructure
			Board of Governors		Fund (2004-
			Investment Committee,		2022);
			Investment Company		Guggenheim
			Institute (2026-present).		Enhanced Equity
Income Fund
			Former: Member,		(2005-2021);
			Executive Committee,		Guggenheim
			Independent Directors		Credit Allocation
			Council (2016-2018);		Fund (2013-
			Vice President,		2021).
Manager and Portfolio
Manager, Nuveen Asset
Management (1998-
1999); Vice President,
Nuveen Investment
Advisory Corp. (1992-
1999); Vice President
and Manager, Nuveen
Unit Investment Trusts
(1991-1999); and
Assistant Vice President
and Portfolio Manager,
Nuveen Unit Investment
Trusts (1988-1999),
each of John Nuveen
& Co., Inc. (registered
broker dealer) (1982-
1999).

126 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2026

Name,	Position(s)	Term of	Principal	Number of	Other
Address* and	Held with	Office and	Occupation(s)	Portfolios	Directorships
Year of Birth	the Fund	Length	During Past Five	in Fund	Held by
		of Time	Years	Complex	Trustees***
		Served**		Overseen

Interested Trustee:

Amy J.	Trustee,	Since 2021	Current: Interested	127	Former:
Lee****	Vice		Trustee, certain		Transparent
(1961)	President		other funds in the		Value Trust (4)
	and Chief		Fund Complex		(2018-2025);
	Legal Officer		(2018-present);		Guggenheim
			Chief Legal		Energy & Income
			Officer, certain		Fund (2018-
			other funds in the		2023); Fiduciary/
			Fund Complex		Claymore Energy
			(2014-present);		Infrastructure
			Vice President,		Fund (2018-
			certain other		2022);
			funds in the		Guggenheim
			Fund Complex		Enhanced Equity
			(2007-present);		Income Fund
			Senior Managing		(2018-2021);
			Director,		Guggenheim
			Guggenheim		Credit Allocation
			Investments		Fund (2018-
			(2012-present).		2021).

Former: President
and/or Chief
Executive Officer,
certain funds in
the Fund Complex
(2017-2019);
Vice President,
Associate General
Counsel and
Assistant Secretary,
Security Benefit
Life Insurance
Company and
Security Benefit
Corporation (2004-
2012).

* The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

** Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 127

OTHER INFORMATION (Unaudited) continued	May 31, 2026

- Mses. Brock-Kyle and Lee are Class I Trustees. Class I Trustees are expected to stand for re- election at the date of the Fund’s annual meeting of Shareholders for the fiscal year ended May 31, 2029.

- Messrs. Nyberg and Lydon, Jr. are Class II Trustees. Class II Trustees are expected to stand for re-election at the date of the Fund’s annual meeting of Shareholders for the fiscal year ended May 31, 2027.

- Mr. Toupin, Jr. and Ms. Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the date of the Fund’s annual meeting of Shareholders for the fiscal year ended May 31, 2028.

*** Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust. Mr. Nyberg also serves on the Board of Trustees of Advent Convertible & Income Fund.

**** This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

128 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2026

Officers

The Officers of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

Name, Address* and	Position(s)	Term of	Principal Occupation(s) During Past Five
Year of Birth	Held with	Office and	Years
	Fund	Length
of Time
Served**
Brian E. Binder	President	Since 2021	Current: President, Mutual Funds Boards,
(1972)	and Chief		and Senior Managing Director, Guggenheim
	Executive		Investments (2022-present); President and
	Officer		Chief Executive Officer, certain other funds in
the Fund Complex (2018-present); President,
Mutual Funds Boards, and Senior Managing
Director, Guggenheim Funds Investment
Advisors, LLC and Security Investors, LLC
(2018-present); Chief Executive Officer,
Guggenheim Investments Private Credit Income
Fund (2025-present).

Former: Board Member & Chairman of the
Board, Guggenheim Credit Income Fund (2024-
2025); Senior Managing Director and Chief
Administrative Officer, Guggenheim Investments
(2018-2022); Managing Director and President,
Deutsche Funds, and Head of US Product,
Trading and Fund Administration, Deutsche
Asset Management (2013-2018); Managing
Director, Chairman of North American Executive
Committee and Head of Business Management
and Consulting, Invesco Ltd. (2010-2012).
James M. Howley	Chief	Since 2022	Current: Managing Director, Guggenheim
(1972)	Financial		Investments (2004-present); Chief Financial
	Officer,		Officer, Chief Accounting Officer, and Treasurer,
	Chief		certain other funds in the Fund Complex
	Accounting		(2022-present).
Officer and
Treasurer
Former: Assistant Treasurer, certain other funds
in the Fund Complex (2006-2022); Manager,
Mutual Fund Administration of Van Kampen
Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2021	Current: Secretary, certain other funds
(1978)			in the Fund Complex (2007-present);
Managing Director, Guggenheim Investments
(2007-present).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 129

OTHER INFORMATION (Unaudited) continued	May 31, 2026

Name, Address* and	Position(s)	Term of	Principal Occupation(s) During Past Five
Year of Birth	Held with	Office and	Years
	Fund	Length
of Time
Served**
Glenn McWhinnie	Assistant	Since 2021	Current: Vice President, Guggenheim
(1969)	Treasurer		Investments (2009-present); Assistant Treasurer,
certain other funds in the Fund Complex
(2016-present).
Michael Megaris	Assistant	Since 2021	Current: Assistant Secretary, certain other
(1984)	Secretary		funds in the Fund Complex (2014-present);
Managing Director, Guggenheim Investments
(2012-present).
Elisabeth Miller	Chief	Since 2024	Current: Chief Compliance Officer,
(1968)	Compliance		certain other funds in the Fund Complex
	Officer		(2012-present); Senior Managing Director,
Guggenheim Investments (2012-present);
Senior Managing Director, Guggenheim Funds
Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security
Investors, LLC and Guggenheim Funds
Investment Advisors, LLC (2012-2018); Chief
Compliance Officer, Guggenheim Distributors,
LLC (2009-2014); Senior Manager, Security
Investors, LLC (2004-2014); Senior Manager,
Guggenheim Distributors, LLC (2004-2014).
Kimberly J. Scott	Assistant	Since 2021	Current: Director, Guggenheim Investments
(1974)	Treasurer		(2012-present); Assistant Treasurer, certain other
funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco,
Ltd. (2010-2011); Vice President/Assistant
Treasurer, Mutual Fund Administration for Van
Kampen Investments, Inc./Morgan Stanley
Investment Management (2009-2010); Manager
of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment
Management (2005-2009).

130 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2026

Name, Address* and	Position(s)	Term of	Principal Occupation(s) During Past Five
Year of Birth	Held with	Office and	Years
	Fund	Length
of Time
Served**
Jon Szafran	Assistant	Since 2021	Current: Director, Guggenheim Investments
(1989)	Treasurer		(2017-present); Assistant Treasurer, certain other
funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson
Global Funds and Manager of US Fund
Administration, Henderson Global Investors
(North America) Inc. (“HGINA”) (2017); Senior
Analyst of US Fund Administration, HGINA
(2014–2017); Senior Associate of Fund
Administration, Cortland Capital Market Services,
LLC (2013-2014); Experienced Associate,
PricewaterhouseCoopers LLP (2012-2013).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 131

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND (GUG) BOARD OF TRUSTEES (Unaudited)	May 31, 2026

The Board of Trustees (the “Board”) of Guggenheim Active Allocation Fund (the “Fund”), including a majority of the Independent Trustees, approved the renewal of the investment management agreement (the “Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) and the investment sub-advisory agreement by and among the Fund, the Adviser and Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) (the “Sub-Advisory Agreement” and together with the “Investment Advisory Agreement,” the “Agreements”).

GFIA and GPIM are each an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, GFIA, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.

At meetings held in person on April 14, 2026 (the “April Meeting”) and on May 14, 2026 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject fund’s relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board.

132 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND (GUG) BOARD OF TRUSTEES (Unaudited) continued	May 31, 2026

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Fund and other funds in the Guggenheim fund complex and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of the Agreements for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the Agreements for the Fund for a one-year period ending August 1, 2027 at a meeting held on May 13-14, 2026 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and the Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.1 As a result, in evaluating the services provided to the Fund, the Committee did not separately consider the contributions under the Investment Advisory Agreement and the Sub-Advisory Agreement.

The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those

1 Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Agreements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 133

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND (GUG) BOARD OF TRUSTEES (Unaudited) continued	May 31, 2026

personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund. The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee considered the Fund’s limited term structure, pursuant to which the Fund intends to dissolve after the expiration of the term, currently expected in November 2033. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, accounting agent, transfer agent, custodian, independent auditor and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), which oversees certain services provided to funds by service providers in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Head of Finance Operations of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, GIH Borrower, LLC (“GIHB”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GIHB. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.) The Committee also received information regarding the ownership

134 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND (GUG) BOARD OF TRUSTEES (Unaudited) continued	May 31, 2026

structure of Guggenheim Investments and its parent company, Guggenheim Capital, LLC.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Committee received data showing, among other things, the Fund’s total return on a net asset value (“NAV”) and market price basis for the three-year, one-year and three-month periods ended December 31, 2025, as well as total return based on NAV since inception. The Committee also received certain performance information as of March 31, 2026. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that, in light of the term structure of the Fund, the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, including only term funds, but excludes funds: (i) that are generally not levered; (ii) that generally invest primarily in one asset class, sector or country; (iii) that generally invest less than 50% in fixed income/credit securities; (iv) that generally invest primarily outside the U.S.; and (v) that generally invest primarily in investment grade securities. The Committee noted that the peer group consists of 4 other multi-sector bond funds. The Committee also considered that the peer group is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting. In assessing the Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

The Committee observed that, on a NAV basis, the returns of the Fund ranked in the 75th percentile of its peer group for the three-year period ended December 31, 2025 and at the median of its peer group for the one-year period ended December 31, 2025.

In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 135

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND (GUG) BOARD OF TRUSTEES (Unaudited) continued	May 31, 2026

the additional performance and risk metrics provided by Guggenheim for the since- inception, three-year and one-year periods ended December 31, 2025, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that, as of December 31, 2025, the Fund’s performance has exceeded the benchmark over the since-inception, three-year and one-year periods and ranked in the top quartile of its peer group over the since-inception period. The Committee also noted Guggenheim’s statement indicating that, as of December 31, 2025, on a risk-adjusted basis, the Fund has outperformed its peer group over the since-inception period. In addition, the Committee noted Guggenheim’s statement indicating that, as of December 31, 2025, although the Fund’s risk metrics have been somewhat higher relative to peers over certain periods, the Fund delivered outperformance over the since-inception period.

The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2025, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2025 and annualized for the three-year and since- inception periods ended December 31, 2025.

In addition, the Committee considered information on the Fund’s trading volume, market price and NAV, and trading premium/discount in 2025, as well as its average and/or median trading premium/discount over various time periods. The Committee took into account the Adviser’s commentary on the Fund’s trading information, including how such information compared to that of its peer group.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub- Adviser) as a percentage of average managed assets for the latest fiscal year,2 and the Fund’s net effective management fee3 and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer

2 Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.

3 The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

136 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND (GUG) BOARD OF TRUSTEES (Unaudited) continued	May 31, 2026

group and noted the Fund’s percentile rankings in this regard.

In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure the Fund is able to deliver on shareholder return expectations.

The Committee observed that the Fund’s contractual advisory fee based on average managed assets ranks at the median of its peer group, that the Fund’s net effective management fee based on average net assets ranks in the third quartile (75th percentile) of its peer group and that the Fund’s total net expense ratio (excluding interest expense) based on average net assets ranks in the fourth quartile (100th percentile) of its peer group. The Committee considered Guggenheim’s statements indicating that the Fund’s total net expense ratio ranking was primarily due to the Fund’s lower net assets relative to peers and that the Fund has outperformed its peer group over the since-inception period.

As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts and differences between managing a closed-end fund as compared to an open-end fund. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks involved with the Fund as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and the specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2025, gross

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 137

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND (GUG) BOARD OF TRUSTEES (Unaudited) continued	May 31, 2026

revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2024 and December 31, 2023. In addition, the Head of Finance Operations of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Head of Finance Operations of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the Adviser with respect to the Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement indicating that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain synergies, such as enhanced visibility of the Adviser and its products and services with the correlative opportunity to increase sales and distribution of these products and services, and other synergies arising from offering a broad spectrum of products and services, including the Fund.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Fund were appropriate and that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to and shared with the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account Guggenheim’s belief that given the relative size of the Fund, breakpoints are not appropriate at this

138 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND (GUG) BOARD OF TRUSTEES (Unaudited) continued	May 31, 2026

time. The Committee considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as Fund fixed costs, become a smaller percentage of overall assets.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the Fund’s advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and the Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Investment Advisory Agreement and the Sub-Advisory Agreement. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement. With respect to Guggenheim’s resources and the Sub- Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GIHB and the various entities comprising Guggenheim Investments. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale ” above.)

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 139

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND (GUG) BOARD OF TRUSTEES (Unaudited) continued	May 31, 2026

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of the Agreements is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and individual Committee members, in the exercise of their informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Agreements.

140 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2026

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

For federal income tax purposes, the Fund generally would be able to claim a deduction for distributions to shareholders with respect to the common shares

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 141

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2026

issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

142 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited)	May 31, 2026

CHANGES OCCURRING DURING THE FISCAL YEAR ENDED MAY 31, 20261

The following information is a summary of certain changes during the fiscal year ended May 31, 2026. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the fiscal year ended May 31, 2026, the Fund’s Debt Overlay Strategy and Synthetic Autocallable Equity-Linked Note (“ELN”) Strategy were added to the Fund’s investment strategies. Please refer to the description of these strategies under the section titled “Additional Information About the Fund’s Principal Investment Strategies & Portfolio Composition.” As a result, the Fund became subject to risks associated with any investments made pursuant to these strategies as described under the sections titled “Principal Risks of the Fund—Debt Overlay Strategy Risk and –Synthetic Autocallable ELN Strategy Risk.”

INVESTMENT OBJECTIVE

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment objective is considered non-fundamental and may be changed by the Board without the approval of the holders of the Fund’s common shares of beneficial interest (“Common Shares”). The Fund will provide holders of Common Shares (“Common Shareholders”) with 60 days’ prior written notice of any change in its investment objective.

INVESTMENT POLICIES

The Fund may invest in below-investment grade securities (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), below BBB- by any other nationally recognized statistical rating organization or, if unrated, determined by GPIM to be of comparable quality). Below-investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s investments in below-investment grade securities may include distressed and defaulted securities.

1 Certain disclosures in this section have been reorganized, enhanced and /or supplemented since the Fund’s prior annual report.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 143

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Under normal market conditions, the Fund will not invest more than:

• 50% of its total assets in Common Equity Securities;

• 30% of its total assets in Investment Funds (defined below); and

• 30% of its total assets in issuers located outside the United States.

In addition, the Fund will not invest more than:

• 25% of its total assets in securities, including structured instruments, such as mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”), rated CCC or below (or, if unrated, determined to be of comparable credit quality by GPIM) at the time of investment;

• 15% of its total assets in securities issued by CLOs, including up to 5% of total assets in equity securities issued by CLOs; and

• 15% of its total assets in (i) direct investments in commodities and (ii) issuers engaged in energy and natural resource businesses.

Unless otherwise required by applicable law, regulation or stated herein, percentage limitations described above are as of the time of investment by the Fund and could thereafter be exceeded as a result of market value fluctuations of the Fund’s portfolio. In the event a security is downgraded, it is possible that the value of the securities rated CCC or below, or if unrated are deemed to be of equivalent credit quality by GPIM, that are held by the Fund could exceed 25% of the Fund’s total assets for an indefinite period of time.

The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the above-referenced investment policies.

Unless otherwise stated, the Fund’s investment policies are considered non- fundamental and may be changed by the Board without Common Shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO COMPOSITION

The Fund will pursue both a tactical asset allocation strategy, dynamically allocating across asset classes, and a relative value-based investment strategy, utilizing quantitative and qualitative analysis to seek to identify securities with attractive relative value and risk/reward characteristics. GPIM seeks to combine a credit- managed fixed-income portfolio with a diversified pool of alternative investments and equity strategies.

GPIM’s analysis of a fixed-income security’s relative value is comprised of multiple elements, including, but not limited to: (i) sector analysis, including regulatory

144 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

developments and sector health, (ii) collateral, business, and counterparty risk, which includes payment history, collateral performance, and borrower credit profile, (iii) structural analysis, which includes securitization structure review and forms of credit enhancement, and (iv) stress analysis, including historical collateral performance during extreme market stress and identifying tail risks. This analysis is applied against the macroeconomic outlook, geopolitical issues, and considerations that more directly affect the company’s industry to determine GPIM’s internal judgment as to the security’s credit quality. In addition to the process described above, GPIM selects securities using a rigorous portfolio construction approach to tightly control independent risk exposures such as fixed income sector weights, sector specific yield curves, credit spreads, prepayment risks, and other risk exposures GPIM deems relevant. Within those risk constraints, GPIM estimates the relative value of different securities to select individual securities that, in GPIM’s judgment, may provide risk-adjusted outperformance.

GPIM’s process for determining optimal asset allocation weightings between asset classes utilizes models developed by its Macroeconomic and Investment Research Team. GPIM’s process for determining whether to buy or sell a security is a collaborative effort between various groups including: (i) economic research, which focuses on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices; (ii) the Portfolio Construction Group, which utilizes proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors; (iii) Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities; and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, GPIM uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. GPIM also considers macroeconomic and geopolitical issues.

GPIM generally decides which securities to sell for the Fund based on one or more of three factors:

• In GPIM’s judgment, the relative value measure of the instrument no longer indicates that the instrument is cheap relative to similar instruments and a

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 145

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

substitution of the instrument with a similar but cheaper instrument enhances the risk-adjusted return potential of the portfolio.

• GPIM’s fundamental analysis suggests that the embedded credit risk in an instrument has increased and the instrument no longer properly compensates the holder for this increased risk.

• GPIM’s fundamental sector allocation decisions result in the rebalancing of existing positions to achieve GPIM’s desired sector exposures.

The Fund uses tactical asset allocation models to determine the optimal allocation of its assets between Income Securities (defined below) and Common Equity Securities (defined below).

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES & PORTFOLIO COMPOSITION

In seeking to achieve its investment objective, the Fund will or may ordinarily invest in, among other investment categories, the following categories of investments:

Income Securities Strategy. The Fund may invest in a wide range of both fixed- income and other debt instruments (“Income Securities”) selected from a variety of sectors and credit qualities. The Fund may invest in Income Securities of any credit quality, including, without limitation, Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The sectors and types of Income Securities in which the Fund may invest, include, but are not limited to:

•     Government and agency securities;

•     Corporate bonds;

•     Loans and loan participations (including senior secured floating rate loans, “second lien” secured floating rate loans, and other types of secured and unsecured loans with fixed and variable interest rates, including “debtor-in- possession” financings) (collectively, “Loans”);

•     Structured finance investments (described below);

•     Mezzanine and preferred securities; and

•     Convertible securities.

Debt Overlay Strategy. As part of its Income Securities strategy, the Fund may employ a strategy of investing in a basket of debt securities and other instruments (the “Debt Overlay Basket”) and writing (selling) out-of-the-money call options (i.e., call options for which the current price of the underlying asset is below the

146 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

strike price) or near at-the-money call options (i.e., call options for which the current price of the underlying asset is close to the strike price) on a fixed-income ETF (the “Underlying Bond ETF”) in an amount that creates a notional exposure approximately equal to the investment exposure created by the Debt Overlay Basket (the “Debt Overlay Strategy”). The Debt Overlay Strategy is intended to generate current income in the form of options premiums.

The composition of the Debt Overlay Basket and the Underlying Bond ETF are expected to be generally similar (i.e., a portfolio of high yield corporate bonds), although they would have differences. The Fund considers an ETF to be eligible to be an Underlying Bond ETF for purposes of the Debt Overlay Strategy when the ETF is passively managed and consists of U.S. dollar-denominated, high yield corporate bonds for sale in the U.S. or if the ETF is designed to track an index (or subset thereof) that provides a representation of the U.S. dollar-denominated high yield corporate bond market. GPIM seeks to select investments for the Debt Overlay Basket with the objective of constructing a Debt Overlay Basket that is designed to achieve, before fees and expenses, returns that exceed those of the Underlying Bond ETF.

Although the Debt Overlay Basket is intended to outperform the Underlying Bond ETF (and the performance of the Debt Overlay Basket is otherwise intended to generally be correlated with that of the Underlying Bond ETF), the options sold as part of the Debt Overlay Strategy are not intended to be “covered,” meaning that the Fund will generally not hold shares in the Underlying Bond ETF as part of the Debt Overlay Strategy (or have an absolute and immediate right to purchase the Underlying Bond ETF’s shares) in the amount necessary to meet the Fund’s contingent obligation to deliver cash or shares of the Underlying Bond ETF to the Fund’s options counterparties.

Common Equity Securities and Covered Call Option Strategy. The Fund may invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that GPIM believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy, the Fund currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities. In addition to its covered call option strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call and put options on indices of securities and sectors of securities. This covered call option strategy is intended to generate current gains from option premiums as a means to generate total returns as well as to enhance distributions payable to the Common Shareholders. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. As part of its strategy, the Fund may not sell “naked” call options on

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 147

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

individual securities. A substantial portion of the options written by the Fund may be over-the-counter options (“OTC options”). Under current market conditions, the Fund implements its covered call writing strategy primarily by investing in exchange- traded funds (“ETFs”) or index futures which provide exposure to Common Equity Securities and writing covered call options on those ETFs or index futures, and the Fund may also write call options on individual securities, securities indices, ETFs futures and baskets of securities.

Synthetic Autocallable ELN Strategy. The Fund may employ a synthetic autocallable ELN strategy designed to generate current income based on equity market performance rather than traditional fixed income and credit factors, such as duration and interest rates (the “Synthetic Autocallable ELN Strategy”). The Synthetic Autocallable ELN Strategy is designed to convert equity market performance into an income source, which may provide the potential for higher income than traditional fixed income assets and which exposes the Fund to risks such as those associated with the autocallable structure and equity markets such as market downturns interrupting coupon payments or resulting in principal loss as described below. As part of the Synthetic Autocallable ELN Strategy, the Fund intends to synthetically replicate exposure similar to autocallable ELNs by investing in derivatives instruments, such as swaps (“Synthetic Autocallable Contracts”), and will typically not invest directly in autocallable ELNs.

An autocallable ELN (i.e., the instrument that the Fund intends to synthetically replicate by investing in derivatives instruments) is a debt instrument with coupon payments (i.e., income) made at regular intervals and linked to equity market performance. The autocallable ELNs that the Fund seeks to replicate synthetically, as further described below, are typically linked to one or more broad-based equity market indexes (e.g., the S&P 500 Index, Russell 2000 Index, or “worst of” two or more indices) (the “Autocallable ELN Reference Index”). These autocallable ELNs provide coupon payments at predefined intervals (which may be deferred to maturity) so long as the value of the Autocallable ELN Reference Index does not fall below certain prescribed thresholds at specified dates. In such circumstances, the autocallable ELNs would be automatically called (i.e., cancelled without further coupon payments and with principal returned) or no coupon payment will be made, respectively. Autocallable ELNs may also provide for the return of a reduced amount of principal when the Autocallable ELN Reference Index falls below a certain prescribed threshold at maturity.

The Synthetic Autocallable Contracts are designed to provide exposure similar to autocallable ELNs, with the value of the Autocallable ELN Reference Index at the beginning of the Synthetic Autocallable Contract defining when a contract is automatically called, when the counterparty will make its coupon payment(s) for such period, when no coupon payments are made for such period and a “Maturity

148 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Barrier” (as defined below) below which the Fund would be exposed to a loss corresponding to a reduced return of principal. A Synthetic Autocallable Contract is a bespoke product agreed to between the Fund as “buyer” and its counterparty as “seller”. The description below is generally representative of Synthetic Autocallable Contracts, but the Fund’s Synthetic Autocallable Contracts may be structured differently. Additionally, notwithstanding the description below, the Fund’s Synthetic Autocallable Contracts will typically provide for a single net payment at maturity.

At each payment date, the buyer will owe to the Synthetic Autocallable Contract counterparty a financing amount based on a financing rate (which may be a fixed rate or otherwise). At any payment date prior to the final scheduled payment date, the buyer will receive scheduled coupon payments and potentially an early principal payment (as applicable, a “Coupon Payment” and a “Principal Payment”) net of the financing amount owed to the counterparty, subject to the following structure:

•     Autocall Zone. If on a specified observation date the price level of the Autocallable ELN Reference Index reaches or exceeds a certain level, typically the initial value of the Autocallable ELN Reference Index at the time of the Synthetic Autocallable Contract (the “Autocall Barrier”), then the Synthetic Autocallable Contract will automatically terminate early and the buyer will receive both a Coupon Payment for the observation period and the Principal Payment, but will not receive future Coupon Payments for that Synthetic Autocallable Contract.

•     Coupon Zone. If on a specified observation date the price level of the Autocallable ELN Reference Index equals or exceeds a certain level (the “Coupon Barrier”) but is below the Autocall Barrier, the buyer will receive a Coupon Payment for the observation period. The Synthetic Autocallable Contract will not automatically terminate early (and the buyer will not receive an early Principal Payment).

•     No-Coupon Zone. If on a specified observation date the price level of the Synthetic Autocallable Contract Reference Index is below the Coupon Barrier, the buyer will not receive a Coupon Payment for the observation period (such unpaid coupon, a “Missed Coupon”), but the buyer would still be obligated to pay the financing amount to the counterparty. Certain Synthetic Autocallable Contracts may have memory features in which the buyer may receive a Missed Coupon if the price level of the Synthetic Autocallable ELN Reference Index equals or exceeds the Coupon Barrier at a subsequent observation date.

If the Synthetic Autocallable Contract has not been terminated early, then at the maturity date of the Synthetic Autocallable Contract, the buyer will receive a Principal Payment and Coupon Payment subject to the following structure:

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 149

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

•      Full Principal Zone. If on the final specified observation date the price level of the Autocallable ELN Reference Index is above a certain level (the “Maturity Barrier”), which may be the same as the Coupon Barrier, the buyer will receive the scheduled Principal Payment.

•      Reduced Principal Zone. If on the final specified observation date/maturity date the price level of the Autocallable ELN Reference Index is below the Maturity Barrier, the buyer will receive a reduced Principal Payment, which will result in losses to the buyer.

Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate (“Real Property Asset Companies”). These Real Property Asset Companies include:

•      Companies engaged in the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or that have assets primarily invested in such real estate), including real estate investment trusts (“REITs”); and

•      Companies engaged in energy, natural resources and basic materials businesses and companies engaged in associated businesses. These companies include, but are not limited to, those engaged in businesses such as oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers.

Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that seek to profit primarily from the ownership, rental, leasing, financing or disposition of personal (as opposed to real) property assets (“Personal Property Asset Companies”). Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies, the investment performance of which is not expected to be highly correlated with traditional market indexes because the personal property asset held by such company is non-correlated with traditional debt or equity markets. Such personal property assets include special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

Private Securities. The Fund may invest in privately issued Income Securities and Common Equity Securities of both public and private companies (“Private Securities”), including those issued on a private placement basis pursuant to

150 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities eligible for resale pursuant to Rule 144A thereunder. Private Securities have additional risk considerations in addition to those of comparable public securities, including the availability of financial information about the issuer and valuation and liquidity issues.

Investment Funds. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”), which may be managed by the Adviser, GPIM and/or their affiliates. The Fund may invest up to 30% of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly. The 1940 Act generally limits a registered investment company’s investments in other registered investment companies to 10% of its total assets. However, pursuant to exemptions set forth in the 1940 Act and rules and regulations promulgated under the 1940 Act, the Fund may invest in excess of this and other applicable limitations provided that the conditions of such exemptions are met. The Fund will invest in private investment funds, commonly referred to as “hedge funds,” or “private equity funds” (including “single asset continuation funds”) only to the extent permitted by applicable rules, regulations and interpretations of the Securities and Exchange Commission (“SEC”) and the NYSE. The Fund may invest up to the lower of 10% of its total assets or 15% of its net assets, measured at the time of investment, in private investment funds that provide exposure to Common Equity Securities of private companies (i.e., exposure to private equity investments). Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Common Shares.

The Fund may also invest in a wide range of alternative investments. In addition to engaging in options (as described above), alternative investments include, but are not limited to:

Synthetic Investments. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, futures (including, but not limited to, futures on rates such as Secured Overnight Financing Rate (“SOFR”), securities, indices, currencies and other investments) or other financial instruments) to seek to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 151

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Derivatives Transactions. The Fund may transact in derivative instruments (which derive their value by reference to another instrument, asset or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in asset prices or interest rates; diversification purposes; to change the duration of the Fund; or for leverage purposes. The Sub-Adviser seeks to limit exposure to any single counterparty when engaging in derivative transactions. The Fund has not adopted a maximum percentage limit with respect to derivative investments; however, the use of derivative investments is subject to the limits imposed by the 1940 Act. For additional information, please see “—Portfolio Contents—Derivative Transactions.”

PORTFOLIO CONTENTS

The Fund’s investment portfolio will or may ordinarily consist of investments in the following types of securities:

Corporate Bonds. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a priority legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with Income Securities, among other risks. The market value of and income generated by a corporate bond generally is expected to rise and fall inversely with interest rates and be affected by, among other factors (such as economic and market conditions), the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. The Fund may invest in a wide variety of fixed-income, floating or variable rate securities rated or determined by the Sub-Adviser to be investment grade quality that are issued by corporations and other non-governmental entities and issuers (“Investment Grade Bonds”). Investment Grade Bonds are subject to market and credit risk. Market risk relates to changes in a security’s value. Investment Grade Bonds have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term and zero-coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of Investment Grade Bonds, like those of other fixed-income securities, may be affected by changes in the credit

152 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

rating or financial condition of an issuer. Investment Grade Bonds are generally considered medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and changes in the financial condition of issuers. The market prices of Investment Grade Bonds in the lowest investment grade categories may fluctuate more than higher- quality securities and may decline significantly in periods of general or regional economic difficulty or other adverse issuer-specific or market developments. Investment Grade Bonds in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price. Investment Grade Bonds include certain investment grade quality mortgage-related securities, asset-backed securities, and other hybrid securities and instruments that are treated as debt obligations for U.S. federal income tax purposes.

Below-Investment Grade Bonds. The Fund may invest without limitation in a wide variety of fixed-income securities that are rated or determined by the Sub-Adviser to be below-investment grade quality (“Below-Investment Grade Bonds”). The credit quality of most Below-Investment Grade Bonds reflects a greater than average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of Below- Investment Grade Bonds held by the Fund more volatile and could limit the Fund’s ability to sell such Bonds at favorable prices. In the absence of a liquid trading market for its Below-Investment Grade Bonds, the Fund may have difficulties determining the fair market value of such investments. Below-Investment Grade Bonds include certain below-investment grade quality mortgage-related securities, asset-backed securities, and other hybrid securities and instruments that are treated as debt obligations for U.S. federal income tax purposes.

In addition to pre-existing outstanding debt obligations of below-investment grade issuers, the Fund may also invest in “debtor-in-possession” or “DIP” financings newly issued in connection with “special situation” restructuring and refinancing transactions. DIP financings are Loans to a debtor-in-possession in a proceeding under the U.S. Bankruptcy Code that have been approved by the bankruptcy court. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the Loan is fully secured based on the most recent current valuation or appraisal report of the debtor). The bankruptcy court can authorize the debtor to grant the DIP lender a claim with super-priority over administrative expenses incurred during bankruptcy and of other claims, thus a DIP financing may constitute senior debt even if not secured. DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 153

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

proceeding. These financings allow the entity to continue its business operations while reorganizing under Chapter 11 of the U.S. Bankruptcy Code.

Distressed and Defaulted Securities. The Fund may invest in the securities of financially distressed and bankrupt issuers. Such debt obligations may be in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Structured Finance Investments. The Fund may invest in structured finance investments, which are Income Securities and Common Equity Securities typically issued by special purpose vehicles that hold income-producing securities (e.g., mortgage loans, consumer debt payment obligations and other receivables) and other financial assets. Structured finance investments are designed to meet certain financial goals of investors. Typically, these investments provide investors with the potential for capital protection, income generation and/or the opportunity to generate capital growth. GPIM believes that structured finance investments may provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection. For purposes of the Fund’s investment policies, structured finance investments are not deemed to be “private investment funds” (as discussed below). Structured finance investments primarily include (among others):

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, real estate investment trusts (“REITs”) (including debt and preferred stock issued by REITs), and other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage- related securities issued by governmental entities (i.e., agency mortgage-related securities) and private issuers (i.e., non-agency mortgage-related securities), including subordinated mortgage-related securities. The underlying assets of

154 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

certain mortgage-related securities are subject to prepayments, which shorten the weighted average maturity and may lower the return of such securities, and extension, which lengthens expected maturity as payments on principal may occur at a slower rate or later than expected.

Asset-Backed Securities. Asset-backed securities (“ABS”) are a form of structured debt obligation. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets are brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities that are intended to represent a lower level of risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for ABS may include, among other assets, home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available or may be insufficient to support payments on these securities.

Collateralized Debt Obligations. A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CBOs and CLOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. This prioritization of the cash flows from a pool of securities among the several tranches of the CLO is a key feature of the CLO structure. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants),

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 155

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the “equity” tranche). CLOs are subject to the same risk of prepayment and extension described with respect to certain mortgage-related and ABS. The Fund may invest in senior, rated tranches as well as mezzanine and subordinated tranches of CLOs.

Investment in the subordinated tranche is subject to additional risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO because it bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in many but not all circumstances.

Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Accordingly, depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

Senior Loans. Senior Loans are floating rate Loans made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily SOFR, and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Second Lien Loans. Second Lien Loans are Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior

156 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below-investment grade quality. Other than their subordinated status, Second Lien Loans have many characteristics and risks similar to Senior Loans discussed above. In addition, Second Lien Loans and debt securities of below-investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds.

Subordinated Secured Loans. Subordinated secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Subordinated secured Loans may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Subordinated secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Subordinated secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Subordinated secured Loans may have fixed or floating rate interest payments. Because Subordinated secured Loans may rank lower as to right of payment than Senior Loans and Second Lien Loans of the borrower, they may present a greater degree of investment risk than Senior Loans and Second Lien Loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and Second Lien Loans discussed above.

Unsecured Loans. Unsecured Loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured Loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured Loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the loan. Unsecured Loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, Second Lien Loans and Subordinated Secured Loans. Unsecured Loans may have fixed or floating rate interest payments. Because unsecured Loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 157

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to Senior Loans, Second Lien Loans and Subordinated Secured Loans discussed above.

Mezzanine Investments. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments may be issued with or without registration rights. Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

Preferred Stocks. Preferred stocks represent the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and loans of the issuer, but less risky than its common stock. Preferred stocks often contain provisions that allow for redemption

158 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

in the event of certain tax or legal changes or at the issuers’ call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate bonds and common stock.

U.S. Government Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities including: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 159

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

the right of the issuer to borrow from the U.S. government, and some of which are backed only by the credit of the issuer itself.

Foreign Securities. While the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 30% of its total assets in issuers located outside the United States, including in emerging markets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supranational governmental entities, such as the World Bank. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets. The value of foreign securities and obligations is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

Since the Fund may invest in securities and obligations that are denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund may seek to fully hedge its exposures to foreign currencies but may, at the discretion of the Sub-Adviser, at any time limit or eliminate foreign currency hedging activity.

Sovereign and Supranational Obligations. The Fund may invest in sovereign debt securities, which are debt securities issued or guaranteed by foreign governmental entities, such as foreign government debt or foreign treasury bills. Investments in sovereign debt securities involve special risks in addition to those risks usually associated with investments in debt securities, including risks associated with economic or political uncertainty and the risk that the governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due. The Fund may also invest in securities or other

160 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

obligations issued or backed by supranational organizations, which are international organizations that are designated or supported by government entities or banking institutions typically to promote economic reconstruction or development. These obligations are subject to the risk that the government(s) on whose support the organization depends may be unable or unwilling to provide the necessary support. With respect to both sovereign and supranational obligations, the Fund may have little recourse against the foreign government or supranational organization that issues or backs the obligation in the event of default. These obligations may be denominated in foreign currencies and the prices of these obligations may be more volatile than corporate debt obligations.

Sovereign debt instruments in which the Fund may invest may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s and S&P. Governmental entities may depend on expected disbursements from foreign governments, multilateral agencies and international organizations to reduce principal and interest arrearages on their debt obligations. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic or other reforms and/or economic performance and the timely service of the governmental entity’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of the commitments to lend funds or other aid to the governmental entity, which may further impair the governmental entity’s ability or willingness to service its debts in a timely manner. Some of the countries in which the Fund may invest have encountered difficulties in servicing their sovereign debt obligations and have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations, which may result in costs to the holders of the sovereign debt. Consequently, a government obligor may default on its obligations and/or the values of its obligations may decline significantly.

Options. As part of its Common Equity Securities strategy, the Fund currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities. In addition to its covered call option strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call and put options on indices of securities and sectors of securities. This covered call option strategy is intended to generate current gains from option premiums as a means to generate total returns as well as to enhance distributions payable to the Fund’s Common Shareholders. The Fund may also write call options and put options on individual securities, securities indices, ETFs, futures and baskets of securities.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 161

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.Net gains from the Fund’s option strategy will be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

The Fund will follow a strategy known as “covered call option writing,” which is a strategy designed to generate current gains from option premiums as a means to generate total returns as well as to enhance distributions payable to the Fund’s Common Shareholders. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

162 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Except as disclosed further below and in connection with the Fund’s Debt Overlay Strategy, the Fund may not sell “naked” call options on individual securities (i.e., options representing more shares of the stock than are held in the portfolio). A call option written by the Fund on a security is “covered” if the Fund owns the security or instrument underlying the call or has an absolute and immediate right to acquire that security or instrument without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub- Adviser as described above.

Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at a specific time or times during the term of the option. These strategies may produce a considerably higher return than the Fund’s primary strategy of covered call writing, but involve a higher degree of risk and potential volatility.

The Fund will write (sell) put options on individual Common Equity securities only if the put option is “covered.” A put option written by the Fund on a security is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Sub-Adviser, as described above, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Sub-Adviser, as described above.

The Fund may sell (covered and uncovered) put and call options on indices of securities, futures on indices of securities, and index ETFs. Options on an index or index ETF differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 163

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

The Fund may purchase and write exchange-listed and OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of nonperformance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange- traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

Restricted and Illiquid Securities. The Fund may invest in securities or other instruments for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the 1933 Act, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Fund’s Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities. Derivative instruments, particularly privately-negotiated or over-the-counter (“OTC”) derivatives, may be illiquid.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly or to sell such securities at all. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Government Sponsored Investment Programs. From time to time, the Fund may seek to invest in credit securities through one or more programs that may from

164 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

time to time be sponsored, established or operated by the U.S. Department of the Treasury, the Board of Governors of the Federal Reserve System and other governmental agencies.

Derivatives Transactions. The Fund may purchase and sell various derivative instruments (which derive their value by reference to another instrument, asset or index), such as swaps, futures, options and other derivatives contracts, for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in asset prices, currencies or interest rates; diversification purposes; or to change the duration of the Fund. The Fund may, but is not required to, use various strategic transactions in swaps, futures, options and other derivative contracts in order to seek to earn income, facilitate portfolio management and mitigate risks. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange- listed and OTC put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. In order to help protect the soundness of derivative transactions and outstanding derivative positions, the Sub- Adviser generally requires derivative counterparties to have a minimum credit rating of A3 from Moody’s (or a comparable rating from another NRSRO) and monitors such rating on an ongoing basis. In addition, the Sub-Adviser seeks to allocate derivatives transactions to limit exposure to any single counterparty.

The Fund is required to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception that is included in Rule 18f-4 under the 1940 Act. The Fund is not classified as a “limited derivatives user” and, as required by Rule 18f-4, has implemented a Derivatives Risk Management Program, which is reasonably designed to manage the Fund’s derivatives risks and to reasonably segregate the functions associated with the Derivatives Risk Management Program from the portfolio management of the Fund. The Board, including a majority of the trustees who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, approved the designation of a Derivatives Risk Manager, which is responsible for administering the Derivatives Risk Management Program for the Fund. To facilitate the Board’s oversight, the Board reviews, no less frequently than annually, a written report on the effectiveness of the Derivatives Risk Management Program and also more frequent reports regarding certain derivatives risk matters.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 165

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. SEC guidance regarding the use of securities lending collateral may limit the Fund’s securities lending activities. In addition, the Fund is permitted to invest in a security on a when issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

Credit Derivatives. Credit default derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.

The Fund may invest in credit default swap transactions and credit-linked notes (described below) for hedging and investment purposes. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled.

166 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after a default, have lost some, most, or all of its value.

The Fund may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Fund actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. The Fund generally will be a seller when it seeks to take the credit risk of a particular debt security and, as a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly, including counterparty credit risk and leverage risk.

Foreign Currency Transactions. The Fund may (but is not required to) hedge some or all of its exposure to non-U.S. currencies through the use of forward foreign currency exchange contracts, options on foreign currencies, foreign currency futures contracts and swaps and other derivatives transactions. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Fund has the flexibility to engage in such transactions, the Investment Adviser or Sub-Adviser may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may also use derivatives transactions for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The Fund may also use foreign currency transactions to facilitate portfolio management and to earn income or enhance total return.

Municipal Securities. The Fund may invest directly or indirectly in municipal securities. Municipal securities include securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 167

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for federal income tax purposes. Municipal securities also include taxable securities issued by such issuers. Municipal bonds may include those backed by, among other things, state taxes and essential service revenues as well as health care and higher education issuers, among others, or be supported by dedicated revenue streams and/or statutory liens.

Certain Other Investment Practices

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. In addition, FINRA rules include mandatory margin requirements that require the Fund to post collateral in connection with certain of these transactions. There is no similar requirement that the Fund’s counterparties post collateral in connection with such transactions. The required collateralization of these transactions could increase the cost of such transactions to the Fund and impose added operational complexity.

Loans of Portfolio Securities. To seek to increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the

168 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

borrower is required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss.

Offsetting. In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash from broker/receivable for variation margin, or segregated cash due to broker/payable for variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Repurchase Agreements. The Fund may enter into bilateral and tri-party repurchase agreements. Repurchase agreements may be seen as loans by the Fund

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 169

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund buys an underlying debt obligation or other security subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time (usually not more than one week later). This arrangement results in a fixed rate of return to the Fund. In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. The Sub-Adviser reviews the creditworthiness of the counterparties with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Sub- Adviser or their affiliates.

Repurchase agreements collateralized fully by cash items, U.S. government securities or by securities issued by an issuer that the Investment Adviser or the Sub-Adviser has determined at the time the repurchase agreement is entered into has an exceptionally strong capacity to meet its financial obligations (“Qualifying Collateral”) and meet certain liquidity standards generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. The Fund may accept collateral other than Qualifying Collateral determined by the Investment Adviser or the Sub-Adviser to be in the best interests of the Fund to accept as collateral for such repurchase agreement (which may include high yield debt instruments that are rated below investment grade) (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, the Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of Alternative Collateral

170 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

received from the counterparty. Depending on the terms of the repurchase agreement, the Fund may determine to sell the collateral during the term of the repurchase agreement and then purchase the same collateral at the market price at the time of the resale. In tri-party repurchase agreements, an unaffiliated third-party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities or other assets sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities or other assets sold by the Fund may be delayed. The counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value (“NAV”) of the Fund’s Common Shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding “borrowings.” If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s cash available for distribution.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 171

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Special Purpose Acquisition Companies. The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring an existing company. Until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities and cash. If an acquisition that meets the requirements of the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs pursue acquisitions only within certain industries or regions, which can increase the volatility of their prices. Interests in SPACs are typically traded in the OTC market and may be illiquid and/or be subject to restrictions on resale.

Co-Investments. The Fund may acquire and dispose a portion of its investments in privately negotiated transactions alongside affiliated entities, including affiliates of the Fund, the Adviser and GPIM (i.e., co-investment transactions), subject to applicable law and the requirements and restrictions thereof. Co-investment transactions are subject to the risks associated with the relevant investments as well as heightened conflicts of interest, including, among others, in the allocation of investment opportunities. In certain circumstances, co-investments may be made only in accordance with the terms and conditions of exemptive relief from the SEC, which the Fund, Adviser, GPIM and certain of their affiliates have received.

Sleeve Structure. Furthermore, GPIM may from time to time utilize a sleeve structure in managing the Fund. In this structure, GPIM implements the Fund’s investment strategies using component sleeves of investments comprising distinct sub-strategies or grouping similar investments in sub-accounts of the Fund that, collectively, comprise the Fund’s overall portfolio and investment strategies. This approach facilitates internal allocations and tracking of investments within a portfolio.

USE OF LEVERAGE

The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”) and through borrowings from certain financial institutions or the issuance of commercial paper or other forms of debt (“Borrowings”), or through a combination of the foregoing (collectively “Financial Leverage”). The Fund currently intends to use Financial Leverage through Borrowings from certain financial institutions. The Fund has no present intention to issue Preferred Shares.

172 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Under the 1940 Act, the Fund may not utilize indebtedness if, immediately after incurring such indebtedness, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets). Under the 1940 Act, the Fund may not issue preferred shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of indebtedness plus preferred shares outstanding, the Fund is required to have at least two dollars of assets). In addition, the Fund generally is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or other distribution, the Fund maintains asset coverage of 300%. However, the foregoing restriction does not apply with respect to certain types of indebtedness, including a line of credit or other privately arranged borrowings from a financial institution. The Fund may also borrow in excess of such limit for temporary purposes such as the settlement of transactions.

Committed Facility Agreement. The Fund currently employs leverage through a committed facility provided to the Fund by BNP Paribas. The committed facility provides for the Fund’s ability to borrow up to $165,000,000. The maximum amount available to borrow under the committed facility may change from time to time pursuant to the terms of the agreement governing the committed facility. As of May 31, 2026, outstanding borrowings under the Fund’s committed facility agreement were approximately $9,800,000, representing approximately 1% of the Fund’s Managed Assets (as defined below)as of such date, and there was approximately $166,494,949 in reverse repurchase agreements outstanding, representing approximately 23% of the Fund’s Managed Assets as of such date. As of May 31, 2026, the Fund’s total Financial Leverage represented approximately 24% of the Fund’s Managed Assets. For all purposes other than calculating the fees payable under the Fund’s advisory and sub-advisory arrangements, “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from Financial Leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of Preferred Shares or any other form of Financial Leverage, in addition to the effective leverage of these types of portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, minus liabilities, other than liabilities related to any Financial Leverage or the effective leverage of these types of portfolio transactions.

The Fund’s borrowings under the committed facility provided to the Fund by BNP Paribas are collateralized by portfolio assets, which are maintained by the Fund in a separate account with the Fund’s custodian for the benefit of the lender, which collateral exceeds the amount borrowed. Securities deposited in the collateral

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 173

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

account may be rehypothecated by the lender subject to the terms and conditions of the facility agreements. In the event of a default by the Fund under its committed facility, the lender has the right to sell such collateral assets to satisfy the Fund’s obligation to the lender. The committed facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than BNP Paribas, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

The Fund also is permitted to enter into reverse repurchase agreements, dollar rolls or similar transactions, and derivatives transactions with leverage embedded in them (collectively “leveraged transactions”), to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. The Fund’s total leverage from Financial Leverage and leveraged transactions may vary significantly over time based on GPIM’s assessment of market and economic conditions, available investment opportunities and cost of Financial Leverage and leveraged transactions.

Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of, and dividends on, the Common Shares. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, it will be more exposed to these risks. The cost of Financial Leverage and leveraged transactions, including the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage and leveraged transactions, is borne by holders of the Common Shares. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, the Fund’s annual expenses as a percentage of net assets attributable to Common Shares will increase. Under the 1940 Act, the Fund may not utilize Borrowings if, immediately after incurring such Borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Borrowings outstanding, the Fund is required to have at least three dollars of assets). Under the 1940 Act, the Fund may not issue Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Borrowing plus Preferred Shares outstanding, the Fund

174 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

is required to have at least two dollars of assets). The Fund may also borrow in excess of such limit for temporary purposes such as the settlement of transactions.

Derivatives Transactions. In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Subject to Rule 18f-4, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act, but the Fund’s use of such transactions may be limited by the applicable requirements of the SEC. So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage and leveraged transactions exceeds the cost of such Financial Leverage and leveraged transactions, such excess amounts will be available to pay higher distributions to Common Shareholders.

In connection with the Fund’s use of Financial Leverage, the Fund may seek to hedge the interest rate risks associated with the Financial Leverage through interest rate swaps, caps or other derivatives transactions. The costs associated with the issuance of Financial Leverage and leveraged transactions will be borne by Common Shareholders, which will result in a reduction of NAV of Common Shares. The fee paid to the Adviser will be calculated on the basis of the Fund’s Managed Assets (as defined below), including proceeds from financial leverage, so the fees paid to the Adviser will be higher when Financial Leverage is utilized. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of financial leverage, which means that Common Shareholders effectively bear the entire advisory fee. shares. For purposes of calculating the fees payable under the Fund’s advisory and sub- advisory arrangements, “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds of any financial leverage (whether or not these assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), minus liabilities, other than liabilities related to any financial leverage. For these purposes, Managed Assets includes assets attributable to financial leverage of any form, including indebtedness, engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, investments in inverse floating rate securities, and preferred shares. For all purposes other than the Fund’s advisory and sub-advisory arrangements, “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from Financial Leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of Preferred Shares or any other form of Financial Leverage, in addition to the effective leverage of these types of portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, minus liabilities, other than liabilities related to any Financial Leverage or the effective leverage of these types of portfolio transactions.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 175

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Risks. Although Financial Leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Financial Leverage may cause greater changes in the Fund’s net asset value (“NAV”) and returns than if leverage had not been used. To the extent the Fund increases its amount of Financial Leverage outstanding, the Fund’s annual expenses as a percentage of NAV will increase.

Investments in Investment Funds frequently expose the Fund to an additional layer of Financial Leverage and, thus, increase the Fund’s exposure to leverage risk. See “Additional Information Regarding the Fund—Principal Risks of the Fund—Financial Leverage and Leveraged Transactions Risk.”

TEMPORARY INVESTMENTS

At any time when a temporary posture is believed by GPIM to be warranted (a “temporary period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During a temporary period, the Fund may also invest in shares of money market mutual funds. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to the 1940 Act’s limitations on investments in other investment companies. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. The Fund may not achieve its investment objective during a temporary period or be able to sustain its historical distribution levels.

PRINCIPAL RISKS OF THE FUND

Investment in the Fund involves special risk considerations, which means investors could lose money, including all or part of their investment in the Fund. The Fund’s principal risks are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation and other market and economic factors, among others. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund.

176 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

The fact that a particular risk is not indicated as a principal risk does not mean that the Fund is prohibited from investing its assets in securities or investments that give rise to that risk and because a risk is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency.

Not a Complete Investment Program

An investment in the Common Shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking current income and capital appreciation. An investment in the Fund is not meant to provide a vehicle for those who wish to play short-term swings in the market. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund. Before making an investment decision, a prospective investor should consider (i) the suitability of an investment in the Fund with respect to his or her investment objectives and personal situation and (ii) other factors, such as his or her personal net worth, income and income needs, age, risk tolerance and liquidity needs.

Limited Term Risk

In accordance with the Fund’s Amended and Restated Agreement and Declaration of Trust, dated February 29, 2024 (the “Agreement and Declaration of Trust”), the Fund intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, November 23, 2033 (the “Dissolution Date”); provided that the Board of Trustees of the Fund (the “Board” or “Board of Trustees,” and the members thereof, the “Trustees”) may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board, who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if fewer than thirty-six months) or (ii) were nominated to serve as a member of the Board, or designated as a Continuing Trustee, by a majority of the Continuing Trustees then members of the Board (the “Continuing Trustees”), without shareholder approval (a “Board Action Vote”), extend the Dissolution Date for one period up to two years (which date shall then become the Dissolution Date). In determining whether to extend the Dissolution Date, the Board may consider whatever factors it deems appropriate to its analysis including, among other factors, the inability to sell the Fund’s assets in a time frame consistent with dissolution due to lack of market liquidity or other circumstances. Additionally, the Board may consider whether market conditions are such that it is reasonable to believe that,

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 177

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

with an extension, the Fund’s remaining assets will appreciate and generate capital appreciation and income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund. Each holder of Common Shares would be paid a pro rata portion of the Fund’s net assets upon dissolution of the Fund. If the Dissolution Date is not extended, the Fund could miss any market appreciation that occurs after the Fund’s dissolution. Conversely, if the Dissolution Date is extended, after which market conditions deteriorate, the Fund may experience losses.

Beginning one year before the Dissolution Date (the “Wind-Down Period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the Wind-Down Period (or in anticipation of an Eligible Tender Offer, as defined below), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation.

As of a date within the 6-18 months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote without shareholder approval, cause the Fund to conduct a tender offer to all Common Shareholders to purchase all outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). In accordance with the Agreement and Declaration of Trust, in an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having net assets totaling less than $200 million (the “Dissolution Threshold”), the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve as scheduled (provided that if the Eligible Tender Offer was made prior to the Dissolution Date, the Board may approve an extension of the Dissolution Date).

Unless the limited term provision of the Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will dissolve on or about the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund and thus does not seek to return its initial public offering price per Common Share upon dissolution. As the assets of the Fund will be liquidated in connection with its dissolution, the Fund may be required to sell portfolio securities or liquidate positions when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In addition, as the Fund

178 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

approaches the Dissolution Date, the Fund may invest the liquidation proceeds of sold, matured or called securities or liquidated positions in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance.

Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities and positions, the Fund may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. The final distribution of net assets upon dissolution may be more than, equal to or less than the Fund’s initial share price of $20.00 per Common Share. Because the Fund may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Fund’s assets returned to Common Shareholders upon dissolution will be impacted by decisions of the Board and the Adviser regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in Common Shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Fund had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation referenced herein, and distributed the proceeds thereof to shareholders.

If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. The risks related to the disposition of investments in connection with the Fund’s dissolution also would be present in connection with the disposition of investments in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments.

Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will generally be distributed to shareholders as capital gain dividends

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 179

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

(to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long- term capital losses) during or with respect to such year, and such distributions will generally be taxable to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will generally have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders.

The purchase of Common Shares by the Fund pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Fund’s assets resulting from payment for any tendered Common Shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Fund as a result of an Eligible Tender Offer may result in less investment flexibility for the Fund and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s assets may also cause Common Shares of the Fund to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than they otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, amend the Agreement and Declaration of Trust to eliminate the

180 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Thereafter, the Fund will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Common Shareholders may only be able to sell their shares at a discount to NAV.

Although it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, assets for which no market exists or assets trading at depressed prices, if any, may be placed in a liquidating trust. Assets placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Fund and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets.

Additionally, the tax treatment of the liquidating trust will generally differ from the tax treatment of the Fund. To the extent the costs associated with a liquidating trust exceed the value of the remaining assets, the liquidating trust trustees may determine to dispose of the remaining assets in a manner of their choosing. The Fund cannot predict the amount, if any, of assets that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such assets.

Investment and Market Risk

An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. During periods of adverse economic, financial, market, geopolitical, labor and public health conditions, the risks associated with an investment in Common Shares may be heightened. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described below or similar circumstances, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, longer than usual trade settlement periods, increased volatility and increased difficulty in valuing the Fund’s assets. Such developments may also impact the work forces and processes of the Fund’s service providers and heighten the risks to which they are subject. In addition to risks specifically related to a particular issuer, the Fund’s investments may also decline

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 181

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

in value or otherwise be adversely affected due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally.

An investment in the Common Shares represents an indirect investment in the securities and other assets owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of frequent, significant, rapid and/or unpredictable fluctuation, and loss. The value of certain investments (e.g., those traded on exchanges) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, the actual or threatened imposition of tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental, natural or other disasters, extreme weather or geological events, governmental or quasi-governmental actions, cyber attacks, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the escalated conflict in the Middle East and the ongoing Russia-Ukraine conflict and Iran conflict and the risk of expansion or collateral economic and other effects) or ratings downgrades, technological developments (including those related to artificial intelligence) or failures (for example, widespread system outages or disruptions or faulty updates to software applications) and other similar types of events, each of which may be temporary or last for extended periods. For example, the risks of a borrower’s default or bankruptcy or non-payment of scheduled interest or principal payments from senior floating rate interests held by the Fund are especially acute under these conditions. Furthermore, interest rates may change and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify the Fund’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance. Moreover, the Fund’s investments in ABS are subject to many of the same risks that are applicable to investments in securities generally, including interest rate risk, credit risk, foreign currency risk, below-investment grade securities risk, leverage risk, prepayment and extension risks and regulatory risk, which would be elevated under the foregoing circumstances.

Moreover, changing economic, political, social, geopolitical, technological, financial market or other conditions in one country or geographic region could adversely

182 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that these and other events will disrupt economies and markets globally. For example, local or regional armed conflicts have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. During a general downturn in the securities markets or economies, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated.

Administration changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance, even if the Fund does not invest directly in issuers that participate in the sectors or industries experiencing such types of change. These types of adverse developments could result from under-regulated markets, novel and maturing markets (for example, the markets for artificial intelligence, cryptocurrencies and digital or blockchain assets and technologies), systemic risk, natural market forces, bad actors or other scenarios and negatively affect the Fund’s performance or operations. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers.

Similarly, the increasingly widespread use of artificial intelligence by issuers and market participants and investments in such technologies by issuers may significantly impact the economy, financial markets and issuers. In addition, the increased prevalence and acceptance of cryptocurrencies and digital assets throughout the economy and financial markets may also significantly impact the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 183

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

investments made by the Fund, even indirectly. For example, issuers that engage in artificial intelligence-related businesses (or whose business are impacted by actual or anticipated artificial intelligence developments) or simply increasingly use these technologies are particularly susceptible to the risks associated with artificial intelligence and its rapid and unpredictable evolution, including (but not limited to) market and business risks, technology and product risks, cybersecurity and data security risks, and intellectual property risks. Similarly, issuers that engage in cryptocurrency, digital assets-related businesses or blockchain technology or otherwise have exposure to cryptocurrencies or digital assets are particularly susceptible to the risks associated with cryptocurrencies or digital or blockchain assets and technologies, including (but not limited to) potential fraud and market manipulation, extreme market volatility, theft, losses related to cyber incidents, confidence in and development of these markets, or related errors. In addition, the prices of securities issued by companies in these markets and other segments are subject to increased volatility, changes in the regulatory environment and risks associated with changes in investor sentiment. As a result, the Fund may be adversely affected by developments impacting these issuers.

Different sectors, industries and security types may go through different cycles of under-performance and out-performance and therefore react differently to the types of adverse developments discussed above and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. The Fund’s investments may underperform general securities markets or other investments, particularly during such periods. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. GPIM potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.

The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan, including related agency or departmental actions and uncertainty related to the debt ceiling and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions and other similar developments, have in the past resulted, and may in the future result, in developments that present additional risks to the Fund’s investments and operations. For example, U.S. federal government shutdowns, U.S. foreign policy, the actual or threatened imposition of tariffs, deficit levels and any reduction plans and other federal government initiatives, or U.S. economic policies and any related domestic and/or geopolitical tensions may affect investor and consumer

184 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Market, economic and other disruptions could also prevent the Fund from executing its investment strategies and processes in a timely manner. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance.

It may be difficult for the market to assess the immediate impact of an event on an issuer or security due to uncertainty that may surround such events; the impact of such an event on a security’s valuation may be delayed.

Many economies and markets may experience, and have experienced in recent periods, high inflation rates. In response to such inflation and other economic conditions, governmental and quasi-governmental authorities have implemented significant fiscal and monetary policies, such as changing interest rates and quantitative tightening (reduction of money available in the market), and could take these or other measures in the future. Such interventions (or their reversal) may not be effective and could lead to increased market volatility and adverse economic conditions, which could negatively impact the Fund’s performance.

At any point in time, your Common Shares may be worth less than your original investment, even after including the reinvestment of Fund dividends and distributions.

Management Risk

The Fund is subject to management risk because it is actively managed. GPIM will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on GPIM’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The ability of the Fund to achieve its investment objective depends, in part, on GPIM’s investment decisions and the ability of GPIM to allocate effectively the Fund’s assets among multiple investment strategies, Investment Funds and investments and asset classes. Although GPIM considers several factors when making investment decisions, GPIM may not evaluate every factor prior to investing in an issuer or security or disposing of an investment, and GPIM may determine that certain factors are more significant than others. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy or Investment Fund or investment will achieve its particular investment objective.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 185

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Furthermore, the ability of the Fund to achieve its investment objective is partially dependent on GPIM’s successful implementation of the Fund’s covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skills and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Distribution Risk

The Fund intends to declare and pay monthly distributions to common shareholders. The Fund expects that distributions will generally consist of (i) investment company taxable income expected to be taxed as ordinary income, which includes, among other things, investment income, short-term capital gains and income from certain hedging and interest rate transactions, (ii) long-term capital gains and (iii) return of capital. Any net realized long-term capital gains are distributed annually to Common Shareholders. To the extent distributions exceed the amount of the Fund’s earnings and profit available for distribution, the excess will be deemed a return of capital. Distributions may be paid by the Fund from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder. This may cause the shareholder to pay taxes even if such shareholder sells shares for less than the original price. The Fund’s distribution policy, rate of distributions on the Common Shares and the portion of distributions composed of net investment income, realized capital gain and return of capital may vary over time. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not. Shareholders should not assume that the source of a return of capital distribution from the Fund is net income or profit. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax law and regulations, which may differ from U.S. GAAP.

Income and Distribution Rate Risk

The Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors. The income investors receive from the Fund is based primarily or in part on the interest or income it earns from its investments in Income Securities, which can vary widely over the short- and long-

186 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk may be mitigated to the extent the Fund invests in floating-rate obligations, or when an issuer defaults, among other adverse developments.

There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that any such rate will be sustainable in the future. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels, sourced in part from its investments in Income Securities and certain of its Common Equity Securities, may decline for many reasons. The Fund may have to deploy uninvested assets in new, lower-yielding instruments, which could impact its distribution rate. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.

Dividend Risk

Dividends on common stock and other Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp change in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies’ dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer’s ability to declare and pay dividends, which would affect the Fund’s performance and ability to generate income. The dividend income from the Fund’s investments in Common Equity Securities will be influenced by both general economic activity and issuer-specific factors. In the event of adverse changes in economic conditions or adverse events affecting a specific industry or issuer, the issuers of the Common Equity Securities held by the Fund may reduce the dividends paid on such securities (or not declare or pay dividends on such securities).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 187

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Income Securities Risk

In addition to the risks discussed above, Income Securities (notably the value and income of such investments), including high-yield bonds, are subject to certain risks, including:

Issuer Risk

The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, the issuer’s overall level of debt, reduced demand for the issuer’s goods and services, historical and projected earnings and the value of its assets.

Spread Risk

Spread risk is the risk that the market price can change due to the difference (or “spread”) between the yield of a security and the yield of a benchmark increasing, which causes the value of the security to fall. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or other market- specific credit concerns, or general reductions in risk tolerance.

Credit Risk

The Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obligor to the Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. This risk is heightened during adverse economic conditions and in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations becomes more challenging. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Fund could lose money, including potentially the entire value of the investment. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer or guarantor deteriorates. This risk is especially acute with respect to below-investment grade debt instruments (commonly referred to as “high yield” or “junk” bonds) and unrated high risk debt instruments, whose issuers are particularly susceptible to fail to meet principal or interest obligations. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near- to mid-term and issuers with less capital and liquidity to absorb additional expenses have greater credit risk.

188 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings, demands for its goods and services or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality rating may not accurately reflect the true credit risk or liquidity risk of an instrument (e.g., an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk), credit quality (and credit risks) may change over time and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing, notably when rates are rising. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons.

The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancements, if any) or counterparty, and terms of the obligation, which are often reflected in its credit quality, and may change over time. A credit quality rating is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating is considered to have a very strong capacity with respect to making all payments. An issuer with the second- highest credit rating is considered to have a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer’s actual financial condition or the volatility and liquidity of the security and do not reflect market risk. Credit ratings are subject to change. The downgrade of the credit rating of a security or of the issuer of a security held by the Fund may decrease its value and liquidity, potentially suddenly and significantly. Measures such as “average credit quality” may not accurately reflect the credit risk of the Fund.

If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, the Fund would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 189

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to the Fund related to such bankruptcies are elevated during periods of adverse markets, economic and similar developments.

Interest Rate Risk

Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes), including changes in reference rates used in fixed- income and other debt instruments (such as Term SOFR), and other factors may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline and when interest rates decrease, the values of fixed-income and other debt instruments rise. Changes in interest rates may also adversely affect the yield generated by certain Income Securities or result in the issuance of lower yielding Income Securities, which may adversely affect the Fund’s performance and distributions. Such changes can be sudden and difficult to forecast. Short-term and long-term interest rates do not necessarily move in the same amount or in the same direction.

The impact of interest rate changes on a fixed-income or other debt instrument depends on several factors, notably the instrument’s duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Fund or to which the Fund is exposed (i.e., the longer the average portfolio duration of the Fund), the more the Fund’s NAV will likely fluctuate in response to interest rate changes. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.

However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call or a borrower may prepay an

190 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value and other features of the security. During periods of rising interest rates, issuers may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments.

Instruments with variable or floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.

Adjustable-rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.

During periods of rising interest rates, issuers of debt instruments or ABS may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. During periods of falling interest rates, issuers of debt securities or ABS may pay off debts more quickly or earlier than expected, which could cause the Fund to be unable to recoup the full amount of its initial investment and/or cause the Fund to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 191

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. The Fund’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values.

A wide variety of factors can cause values, interest rates or yields of fixed-income and other debt instruments to decline, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where they trade. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Fund’s investments and the Fund’s performance. The Federal Reserve’s (and other central banks’) monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.

The Fund’s use of leverage will tend to increase the Fund’s interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of seeking to reduce the interest rate sensitivity of credit securities held by the Fund or any leverage being employed by the Fund and seeking to decrease the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to seek to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

Current Fixed-Income and Debt Market Conditions

Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to market and economic conditions, such as the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including changing interest rates and implementation of quantitative tightening or easing. These and other fiscal and monetary policy actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be

192 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

even further heightened if these actions are ineffective in achieving their desired outcomes or are quickly reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance. To the extent the Fund invests in derivatives tied to fixed-income or related markets, the Fund can be more substantially exposed to these risks than if it did not invest in such derivatives. The liquidity levels of the Fund’s portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices.

Debt Overlay Strategy Risk

The Fund’s Debt Overlay Strategy is subject to risks associated with investing in the investments comprising the Debt Overlay Basket as well as the risks associated with selling call options on the Underlying Bond ETF.

The risks of the Debt Overlay Strategy include, among others, Income Securities Risk, Corporate Bond Risk, Below Investment Grade Securities Risk, Investment Funds Risk, Derivatives Transactions Risk and Options Risk.

Additionally, the Debt Overlay Strategy is subject to imperfect matching or price correlation between the Underlying Bond ETF and the Debt Overlay Basket, which could reduce the Fund’s returns and expose the Fund to additional losses. In particular, the Debt Overlay Strategy is subject to the risk of loss associated with the Underlying Bond ETF outperforming the Debt Overlay Basket because the Fund’s obligation under the options on the Underlying Bond ETF at expiration is determined by the market price of the shares of the Underlying Bond ETF.

The Fund’s potential gain in selling a call option on the Underlying Bond ETF is the premium received from the purchaser of the option; however, the Fund risks a loss equal to the entire exercise price of the option minus the call premium (although the extent of such loss could be offset by the performance of the Debt Overlay Basket).

The call options sold as part of the Debt Overlay Strategy are generally not “covered.” For cash-settled call options sold by the Fund referencing the Underlying Bond ETF, if the market price of the Underlying Bond ETF is above the strike price of the options, the Fund would owe the difference between the market price of the shares of the Underlying Bond ETF and the strike price of the options. For physically-settled call options sold by the Fund referencing the Underlying Bond ETF, if the options are exercised and assigned, the Fund will be obligated to sell to the options’ counterparty shares of the Underlying Bond ETF at the strike price. Pursuant to this sale upon assignment, the Fund will not be able to deliver the Debt Overlay Basket to satisfy its delivery obligations and will be required to buy shares

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 193

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

of the Underlying Bond ETF at the prevailing market price, which may be greater in aggregate cost than the value of the corresponding Debt Overlay Basket. To the extent that the market price of the shares of the Underlying Bond ETF experiences proportionately greater appreciation than the value of the Debt Overlay Basket, the Fund is subject to additional risks associated with selling “naked” call options on the Underlying Bond ETF. Selling naked, or uncovered, call options can be considerably riskier than selling covered call options. Although the Debt Overlay Basket is intended to outperform the Underlying Bond ETF and the performance of the Debt Overlay Basket is otherwise intended to generally be correlated with that of the Underlying Bond ETF, it is possible that the market price of the shares of the Underlying Bond ETF will experience greater appreciation than the value of the Debt Overlay Basket, subjecting the Fund to the risk of a loss that is uncovered by the Debt Overlay Basket. The potential appreciation of the market price of the shares of the Underlying Bond ETF is theoretically unlimited, and the Fund is therefore subject to the risk of total loss.

Finally, certain tax aspects of such Debt Overlay Strategy are uncertain and a Common Shareholder’s return could be adversely affected by the application of unfavorable tax rules that defer losses, change holding periods or recharacterize gains.

Synthetic Autocallable ELN Strategy Risk

The Fund’s Synthetic Autocallable ELN Strategy is subject to risks associated with investing in autocallable ELNs directly, derivatives instruments on the Autocallable ELN Reference Index, including Common Equity Securities Risk, Synthetic Investments Risk, Derivatives Transactions Risk, Counterparty Risk and Swap Risk.

The Synthetic Autocallable ELN Strategy is also subject to certain additional or heightened risks, including:

•     Contingent Income Risk. Coupon Payments from the Synthetic Autocallable Contract are not guaranteed and will not be made if the price level of the Autocallable ELN Reference Index falls below the Coupon Barrier on one or more observation dates. This means the Fund may generate significantly less income than anticipated from a Synthetic Autocallable Contract during equity market downturns. The Coupon Payments of Synthetic Autocallable Contracts are not linked to the performance of the Autocallable ELN Reference Index at any time other than on maturity dates and observation dates. Moreover, because the payoff of the Synthetic Autocallable Contract is linked to the price level of the Autocallable ELN Reference Index, the Fund is exposed to the market risk of the Autocallable ELN Reference Index and may not receive any return on the Synthetic Autocallable Contract and may lose a portion or all of the notional value of the Synthetic Autocallable Contract even if the performance of one or

194 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

more of component securities of the Autocallable ELN Reference Index has exceeded the initial value of such security.

•      Early Redemption Risk. Synthetic Autocallable Contracts may be called (i.e., cancelled) before their scheduled maturity if the Autocallable ELN Reference Index reaches or exceeds the Autocall Barrier on an observation date. Synthetic Autocallable Contracts limit the positive investment return that can be achieved due to this automatic call feature. This automatic early redemption could result in significantly less income than anticipated from a Synthetic Autocallable Contract and force reinvestment of that principal investment amount at less advantageous terms based on prevailing market conditions. For example, if the automatic call feature is triggered, the Fund would forego any remaining Coupon Payments and may be unable to invest in another Synthetic Autocallable Contract (or other investment) with a similar level of risk and comparable return potential. If the automatic call feature is not triggered, and the Maturity Barrier has been breached as of the maturity date, the Fund will receive less than the initial notional amount regardless of any outperformance of the Autocallable ELN Reference Index (or any component security thereof) throughout the term of the Synthetic Autocallable Contract.

•      Barrier Risk. The Coupon Barrier and Maturity Barrier levels of a Synthetic Autocallable Contract set forth the threshold amount of loss the Autocallable ELN Reference Index could experience before the Fund would forfeit Coupon Payments and/or pay a portion or all of the initial notional amount of such contract. If the Coupon Barrier level is breached on an observation date, the Fund will not receive the Coupon Payment for such period (subject to any features that may provide the Fund to receive a Missed Coupon under certain conditions). Accordingly, it is possible that the Fund may not receive any Coupon Payments under a Synthetic Autocallable Contract. If the Maturity Barrier level is breached on the maturity date, the Fund may be required to pay a percentage of the initial notional amount of the Synthetic Autocallable Contract. If the Autocallable ELN Reference Index falls below the Maturity Barrier at the maturity of a Synthetic Autocallable Contract, the Fund is exposed to the negative performance of the Autocallable ELN Reference Index from a specified level. This could result in sudden, significant losses if the Maturity Barrier is breached. Under some Synthetic Autocallable Contracts, it is possible that the Fund could be required to pay the entire initial notional amount, in addition to forfeiting some or all of the Coupon Payments.

•      Limited Available Counterparty Risk. Synthetic Autocallable Contracts are bespoke contracts and the Fund may have limited available counterparties. The Fund will be subject to credit and default risk with respect to the counterparties to the Synthetic Autocallable Contracts entered into by the Fund. If a Synthetic Autocallable Contract counterparty becomes bankrupt or otherwise fails to

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 195

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. The Fund may have substantial exposure to one or a limited number of counterparties, which may result in the Fund being more susceptible to a single economic or regulatory occurrence affecting such counterparty(ies).

•      Tax Risk. The Fund has elected and intends to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify and maintain its status as a RIC, the Fund must derive at least 90% of its gross income each year from “qualifying income,” meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of the Synthetic Autocallable Contracts is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If the Fund were to treat income or gain from particular instruments linked to the Synthetic Autocallable Contracts as qualifying income, an adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Fund’s ability to qualify as a RIC. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. An adverse determination or future guidance by the Internal Revenue Service with respect to issuer identification for the Fund’s investments may adversely affect the Fund’s ability to qualify as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Finally, the timing and character of income recognized from Synthetic Autocallable Contracts is not certain and could impact satisfaction of the Fund’s annual distribution obligations.

Corporate Bond Risk

Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with Income Securities, among other risks. The market value of and income generated by a corporate bond generally is expected to rise and fall inversely with interest rates and be affected by, among other factors (such as economic and market conditions), the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may

196 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

be junior to other credit securities of the issuer, which increases risks associated with the bond.

The market value of a corporate bond is affected by factors directly related to the issuer, such as its credit rating, investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial condition and performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services, as well as general market and economic conditions. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Corporate bonds of below-investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments. Please refer to “Below-Investment Grade Securities Risk” for additional information.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called Income Securities at interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund. These or similar conditions may also occur in the future.

Extension Risk

Certain debt instruments, including mortgage- and other ABS, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are higher or rising. In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Prepayment Risk

Certain debt instruments, including loans, mortgage- and other ABS and variable or floating rate investments, are subject to the risk that payments on principal

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 197

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). These types of instruments are particularly subject to prepayment risk and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. For example, corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and mortgage- and other ABS are particularly subject to prepayment risk. In addition, the Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments. Prepayments could also result in tax liability in certain instances.

Private Credit Assets Risk

The Fund’s investments in debt, loans and other similar obligations (such as ABS and CLOs) may include investments in private credit assets. Private credit assets generally are debt, loans and other similar obligations (such as asset-backed securities and collateralized loan obligations) that are originated or negotiated by non-bank lenders in private markets or debt investments made through otherwise privately negotiated transactions. Private credit assets may be structured using a range of financial instruments, such as bonds, senior secured loans, unsecured loans and subordinated instruments, among other instruments. Private credit assets can range in credit quality depending on a variety of factors, including the issuer’s total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets (if any) securing debt and the degree to which such assets cover the subject company’s debt obligations. Private credit assets are subject to similar risks as debt, loans and other similar obligations (such as asset-backed securities and collateralized loan obligations), including, but not limited to, credit risk, interest rate risk, high yield and unrated securities risk, liquidity and valuation risk and restricted securities risk.

198 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

However, these risks are heightened with respect to private credit assets and such investments are particularly subject to significant reductions in value and income.

Investments in issuers of private credit assets are subject to risks that are often increased compared to investments in large, public companies, including those associated with: (i) limited financial resources and limited access to additional financing; (ii) shorter operating histories, narrower product lines and smaller market shares than larger businesses; (iii) limited available financial or other information about these issuers and that the available information is of decreased quality of information; and (iv) increased dependency on the management by a small group of persons. Moreover, issuers of private credit assets are often leveraged (for example, as a result of leveraged buyouts or other recapitalization transactions), including significantly, and often will be lower rated or not be rated by national credit rating agencies. As a result of the foregoing and other risks, issuers of private credit assets are generally more likely to experience difficulties in meeting their financial obligations and are subject to increased risks associated with defaulting on their obligations (leaving creditors dependent on any guarantees or collateral (if any) they have obtained) and greater vulnerabilities to competitors’ actions and market conditions (such as declining revenues and competitive pressures), as well as adverse economic developments, including general economic downturns and increasing interest rates. As a result, these investments expose the Fund to a higher risk of credit deterioration and financial distress or default by the issuer. In addition, the Fund may face uncertain, complex and costly proceedings to seek to enforce its rights in the event of default.

Typically, private credit assets are restricted and less liquid or illiquid investments that can be subject to various restrictions on resale and are not traded in public markets. These investments are often subject to substantial holding periods and, as a result, the Fund may be unable to resell such holdings for extended periods. Moreover, the Fund may be unable to sell these investments at a favorable or preferred time or price. This presents additional risks for such investments, including, but not limited to, with respect to fair valuation of these investments, which rarely have readily available market quotations.

Liquidity Risk

The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are unregistered, restricted or otherwise illiquid or become illiquid, including certain high-yield securities. The Fund may also invest in privately issued securities of both public and private companies, which may be illiquid. For example, Common Equity Securities of private companies (including when held through an Investment Fund) are usually highly illiquid, and the Fund is usually able to sell such securities only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 199

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

successfully arrange such transactions if and when it desires or that it will obtain favorable values upon the sale. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale) may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper) may be treated as liquid for these purposes. Securities of below-investment grade quality tend to be less liquid than investment grade debt securities, and securities of financially distressed or bankrupt issuers may be particularly illiquid. Loans typically are not registered with the SEC and are not listed on any securities exchange and may at times be illiquid. Loan investments through participations and assignments are typically illiquid. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities. However, an active dealer or other market may exist which would allow such securities to be considered liquid in some circumstances. The securities and obligations of foreign issuers, particular issuers in emerging markets, may be more likely to experience periods of illiquidity. Derivative instruments, particularly privately-negotiated or OTC derivatives, may be illiquid, although can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-traded derivative position.

The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such assets and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The Fund may be adversely affected by market illiquidity, such as for Income Securities. Limited market making and capacity of market participants in certain securities or instruments and/or market dislocations may increase liquidity risk. Liquidity risk is heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.

Valuation of Certain Income Securities Risk

GPIM may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect the Fund’s NAV. The Fund may also hold securities and other assets that are fair valued when a significant event is deemed to have occurred after the time of a market quotation, including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third party pricing services as of a time that is prior to the time when the Fund determines its NAV. Because the secondary markets for certain investments may be limited, they may be particularly difficult to value. Where market

200 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Duration and Maturity Risk

The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above. Generally speaking, the longer the duration of the Fund’s portfolio, the more exposure the Fund will have to interest rate risk described above.

Below-Investment Grade Securities Risk

The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by GPIM to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. The Fund will not invest more than 25% of its total assets in securities rated CCC or below (or, if unrated, determined to be of comparable credit quality by GPIM) at the time of investment. Investment in securities of below-investment grade quality involves substantial risk of loss and increased volatility, the risk of which is particularly acute under adverse economic conditions. Income Securities of below-investment grade quality are considered to be predominantly speculative by certain rating agencies with respect to the issuer’s continuing capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value or income due to adverse economic and issuer-specific developments, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions, compared to investment grade bonds. Securities of below-investment grade quality are often issued by companies that are restructuring, have limited track records of earnings or sales, are smaller and less creditworthy or are more highly leveraged or indebted than companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest and are more volatile than higher-rated securities of similar maturity.

Generally, the risks associated with below-investment grade securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). If the Fund is unable to sell an investment at its desired time, the Fund may miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 201

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

significantly over time as a result of market, economic, trading, issuer-specific and other factors. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below-investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recessions and other adverse economic developments than more creditworthy issuers, which may impair their ability to make interest and principal payments. Income Securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment.

Under unusual, weakening or adverse economic, market and/or political conditions (such as recessions or periods of rising unemployment), or during periods of changing interest rates, high yield securities may be particularly susceptible to credit and default risk (e.g., delinquencies, non-payment rates and losses could increase) and declines in market value or income could be substantial (or total). The market values, total return and yield for securities of below-investment grade quality tend to be more volatile than the market values, total return and yield for higher quality bonds, and the entire below-investment grade market can experience sudden and sharp swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding below-investment grade securities. Securities of below-investment grade quality tend to be less liquid than investment grade debt securities and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality securities. Additionally, issuers of below-investment grade securities may have the right to “call” or redeem the issue prior to its maturity, which could result in the Fund having to reinvest in other below-investment grade or other securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. To the extent that a secondary market does exist for certain below- investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Please refer to “Liquidity Risk” for additional information. Investments in below-investment grade securities subject the Fund to prepayment risk. Please refer to “Prepayment Risk” for additional information. Because of the substantial risks associated with investments in below-investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short-term and the long-term. To the extent that the Fund invests in securities that have not been rated by a nationally recognized statistical rating organization, the Fund’s ability to

202 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

achieve its investment objective will be more dependent on GPIM’s credit analysis than would be the case when the Fund invests in rated securities. Please refer to “Management Risk” for additional information.

Investment in lower-medium and lower-rated debt securities may involve greater investment risk and the success of such investment is highly dependent on GPIM’s credit analysis. The value of securities of below-investment grade quality is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in prices of such securities by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher- quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process.

An economic downturn or individual corporate developments could adversely affect the value and market for these investments and reduce the Fund’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause below-investment grade securities to lose significant market value, including before a default occurs.

Structured Finance Investments Risk

The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, these investments represent an interest in a pool of residential or commercial real estate or assets such as automobile loans, credit card receivables or student loans that have been securitized and provide for monthly or other periodic payments of interest and principal to the holder based from the cash flow of these assets. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty and other risks. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to accurately predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political, economic and other events that affect

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 203

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.

The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below-investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

The Fund may invest in senior and subordinated classes issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.

Structured finance securities may be thinly traded or have a limited trading market. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. Structured finance investments are subject to liquidity risk and may be subject to risks associated with private placements and restricted securities. Please refer to “Liquidity Risk”, “Private Securities Risk” and “Risks Associated with Private Company Investments” for additional information.

As discussed below, structured finance securities, such as mortgage-backed securities, issued by non-governmental issuers are not guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and are typically subject to greater risk than those issued by such governmental entities. For example, privately issued mortgage-backed securities are not subject to the same underwriting requirements for underlying mortgages as those issued by governmental entities and, as a result, mortgage loans underlying such privately issued securities typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics).

Investments in structured finance securities generally are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, geographic emphasis risk, below-investment grade securities risk, leverage risk, prepayment and extension risk and regulatory risk.

204 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Generally, these securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the securities.

Asset-Backed Securities Risk

The Fund may invest in ABS issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such ABS. Investors in ABS receive payments that are part interest and part return of principal or certain ABS may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the ABS and, thus, the value of and interest generated by such investment will decline. In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with credit or debt securities discussed herein, ABS are subject to additional risks due to their structure.

During periods of declining interest rates, prepayment of borrowings underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. ABS are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an ABS may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly.

While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets that has been securitized and typically provides for monthly or quarterly payments of interest, at a fixed or floating rate, and may provide for payments of principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is often the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, or may be unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly, which may result in losses to investors in an ABS.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 205

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Fund to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors. Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted. Some ABS may be structured to include a period of rapid amortization triggered by events such as a significant rise in the default rate of the underlying collateral, a sharp drop in the credit enhancement level because of credit losses on the underlying assets, a specified regulatory event or the bankruptcy of the originator. A rapid amortization event will cause any revolving period to end earlier than expected and all collections on the underlying assets will be used to pay principal to investors earlier than expected. In general, the senior most securities will be paid prior to any payments being made on the subordinated securities, and if such payments are made earlier than expected, the Fund’s yield on such ABS may be negatively affected.

In addition, investments in ABS entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the ABS intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an ABS may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in ABS may arise principally because of the type of ABS in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the ABS (such as their type or nature), the structure of such ABS, or the tranche or priority of the ABS held by the Fund (with junior or equity tranches generally carrying higher levels of risk).

Mortgage-Backed Securities Risk

Mortgage-Backed Securities (“MBS”) represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments

206 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment and extension risks associated with the underlying assets of certain MBS, which can shorten the weighted average maturity and lower the return of the MBS, or lengthen the expected maturity, respectively, leading to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, due to instability in the credit markets, the market for some MBS has at times experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Fund may invest in sub-prime mortgages or MBS that are backed by sub- prime mortgages or defaulted or nonperforming loans, which may be subject to heightened risks compared to other MBS. See “Sub-Prime Mortgage Market Risk” below for more information.

Additional risks relating to investments in MBS may arise principally because of the type of MBS in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the MBS and the structure of such MBS. For example, collateralized mortgage obligations (“CMOs”), which are MBS that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 207

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone.

Non-agency MBS (i.e., MBS issued by commercial banks, savings and loans institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers) are subject to the risk that the value of such securities will decline because, among other things, the securities are not guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit and default risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics) than agency MBS. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS. For example, during periods of weakness or perceived weakness in the mortgage and real estate sectors, non- agency mortgage-related securities may experience greater price fluctuations and less liquidity than agency mortgage-related securities.

208 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. In addition, during periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower interest rates than the interest rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

The general effects of inflation on the U.S. economy can be wide ranging, as evidenced by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation, as recently experienced, may negatively affect the value of certain MBS in the secondary market. In addition, during periods of declining economic conditions, losses on mortgages underlying MBS generally increase. MBS generally are classified as either CMBS or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, which are described under “Real Estate Risks” below.

MBS, including CMBS and RMBS, are subject to the risks of ABS generally and are particularly sensitive to credit risk, changes in interest rates and developments in the commercial or residential real estate markets, and the overall market and other economic developments (e.g., a rise in unemployment rate may cause a rise in delinquencies in mortgages underlying mortgage- related securities). Because changing interest rates tend to adjust the duration of fixed-rate mortgage-backed securities, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly (or earlier) or slower (or later) than expected, each of which may adversely affect the Fund’s holdings of mortgage-backed securities. For example, a rising interest rate environment will generally cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect the Fund’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 209

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Rising interest rates generally result in a decline in the value of mortgage-backed securities. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect the Fund’s investments in such MBS.

Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Commercial Mortgage-Backed Securities Risk

CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of ABS and mortgage-related securities generally, as well as the commercial real estate markets and the real estate securing the underlying mortgage. CMBS are often subject to credit, default, prepayment and liquidity and valuation risks and may experience greater price volatility than other types of ABS or mortgage-related securities.

CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending, because commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom, which can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the

210 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local or other real estate values, public health conditions, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Economic downturns, rises in unemployment, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce demand for commercial retail and office spaces (including continued or expanded remote working arrangement) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms for the commercial real estate owners, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, mortgage-related securities, including CMBS, are subject to (in some cases to a greater extent) general investment, economic, market and/or geopolitical risks that affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns,

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 211

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are also subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to credit, default, prepayment and liquidity and valuation risks and may experience greater price volatility than other types of ABS or MBS.

Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hotels, hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential Mortgage-Backed Securities Risk

Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. Credit-related risk on RMBS primarily arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. RMBS are also subject to the risks of MBS generally and the residential real

212 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

estate markets. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. For example, borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. The risk of non-payment is greater for RMBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. RMBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Income from and values of RMBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.

Sub-Prime Mortgage Market Risk

Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher degree of credit, default and the other risks to which MBS are subject, as discussed above. As a result, values of ABS backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.

The residential mortgage market in the United States has at times experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 213

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

(especially sub-prime and second-lien mortgage loans) generally have increased at times and may again increase, and a decline in or flattening of housing values (as has been experienced at times and may again be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have at times experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements has at times caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could occur again or worsen. If the economy of the United States deteriorates, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Fund.

Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.

Future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.

During the mortgage crisis, originators and servicers of residential and commercial mortgage loans, experienced serious financial difficulties. Similar difficulties may occur in the future and affect the performance of RMBS and CMBS, particularly non-agency RMBS and CMBS, and especially those of sub-prime quality. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

214 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

CLO, CDO and CBO Risk

The Fund may invest in CDOs, CBOs and CLOs. A CDO is an ABS whose underlying collateral is typically a portfolio of other structured finance debt securities or synthetic instruments issued by another ABS vehicle. A CBO is an ABS whose underlying collateral is a portfolio of bonds. A CLO is an ABS whose underlying collateral is a portfolio of bank loans.

CLOs, CDOs and CBOs are managed by investment advisers independent of the Adviser or GPIM. CLO, CDO and CBO managers are responsible for selecting, managing and replacing the underlying investments. CLO, CDO and CBO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO, CDO or CBO. Adverse developments with respect to a CLO, CDO or CBO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the manager, may adversely impact the performance of the CLO, CBO or CDO securities in which the Fund invests.

In addition, newly issued CLOs, CDOs and CBOs purchased in the primary market typically experience delayed or extended settlement periods. In the period following such a purchase and prior to settlement these CLOs, CBOs or CDOs may be considered less liquid than similar investments available in the secondary market. In such circumstances the Fund bears a risk of loss if the value of the CLO, CBO or CDO declines before the settlement date or if the Fund is required to sell the CLO, CBO or CDO prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.

In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with credit or debt securities discussed herein, CLOs, CDOs and CBOs are subject to additional risks due to their complex structure and highly leveraged nature. Additionally, the Fund’s investment in CLOs, CDOs and CBOs will provide it with indirect exposure to the underlying collateral; this indirect investment structure presents certain risks to the Fund. For example, the Fund’s interest in CLO securities may be less liquid than the loans held by the CLO; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of loans if it held such loans directly. Additionally, CLOs, CDOs and CBOs normally charge management fees and administrative expenses, which fees and expenses would be borne by the Fund.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 215

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

CLOs, CDOs and CBOs are subject to risks associated with the involvement of multiple transaction parties related to the underlying collateral and disruptions that may occur as a result of the restructuring or insolvency of the underlying obligors, which are generally corporate obligors. Unlike a consumer obligor that is generally obligated to make payments on the collateral backing an ABS, the obligor on the collateral backing a CLO, a CDO or a CBO may have more effective defenses or resources to cause a delay in payment or restructure the underlying obligation. If an obligor is permitted to restructure its obligations, distributions from collateral securities may not be adequate to make interest or other payments.

The performance of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support or enhancement in the structure and the relative priority of the interest in the issuer of the CLO, CDO or CBO purchased by the Fund. In general, CLOs, CDOs and CBOs are actively managed by an asset manager that is responsible for evaluating and acquiring the assets that will collateralize the CLO, CDO or CBO. The asset manager may have difficulty in identifying assets that satisfy the eligibility criteria for the assets and may be restricted from trading the collateral. These criteria, restrictions and requirements, while reducing the overall risk to the Fund, may limit the ability of GPIM to maximize returns on the CLOs, CDOs and CBOs if an opportunity is identified by the collateral manager. In addition, other parties involved in CLOs, CDOs and CBOs, such as credit enhancement providers and investors in senior obligations of the CLO, CDO or CBO may have the right to control the activities and discretion of GPIM in a manner that is adverse to the interests of the Fund. A CLO, CDO or CBO generally includes provisions that alter the priority of payments if performance metrics related to the underlying collateral, such as interest coverage and minimum overcollateralization, are not met.

These provisions may cause delays in payments on the securities or an increase in prepayments depending on the relative priority of the securities owned by the Fund. CLOs issue classes or “tranches” that vary in risk and yield. CLOs, CDOs and CBOs issue classes or “tranches” that vary in risk and yield. The failure of a CLO, CDO or CBO to make timely payments on a particular tranche may have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLOs, CDOs and CBOs may be subject to deferral. If cashflows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CLOs, CDOs and CBOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.

Securities issued by CLOs, CDOs and CBOs may experience substantial losses due to defaults or sales of underlying assets at a loss (due to a decline in market

216 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

value of such assets or otherwise). The value of securities issued by CLOs, CDOs and CBOs also may decrease because of, among other developments, changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults, liquidity conditions and supply and demand for structured products.

The Fund may invest in any portion of the capital structure of CLOs (including the subordinated, residual and deep mezzanine debt tranches). As a result, the CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO. (See “CLO Subordinated Notes Risk” below.)

Investments in CLOs, CDOs and CBOs expose the Fund to financial leverage and, thus expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs, CDOs and CBOs are generally privately offered and sold and are not registered under securities laws and may be illiquid. Further, the complex nature of CLOs, CDOs and CBOs may lead to disputes with the issuer or other investors and/or unexpected investment results. CLOs, CDOs and CBOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below-investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO, CDO or CBO and the class or tranche in which the Fund invests, with certain classes or tranches being subject to heightened risks.

Risks Associated with Risk-Linked Securities

RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 217

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default (or loss) if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor— an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to payoff on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

CLO Subordinated Notes Risk

The Fund may invest in any portion of the capital structure of CLOs (including the subordinated, residual and deep mezzanine debt tranches). The most senior tranches have the lowest yield but the lowest level of risk relative to other tranches, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. Conversely, the most subordinated tranches have the highest potential yield relative to other tranches but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The Fund’s investment in a CLO may decrease in market value because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; and (vi) poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches

218 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches. In addition, the subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO. The subordinated tranche is junior in priority of payment to the more senior tranches of the CLO and is subject to certain payment restrictions. As a result, the subordinated tranche bears the bulk of defaults from the loans in the CLO. In addition, the subordinated tranche generally has only limited voting rights and generally does not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the CLO notes. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.

The subordinated tranche is unsecured and ranks behind all of the secured creditors, known or unknown, of the CLO issuer, including the holders of the secured notes it has issued. Consequently, to the extent that the value of the issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the subordinated tranche realized at redemption could be reduced. If a CLO breaches certain tests set forth in the CLO’s indenture, excess cash flow that would otherwise be available for distribution to the subordinated tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the subordinated tranche investors (and potentially other investors in lower priority rated tranches) may experience a partial or total loss of their investment. Accordingly, the subordinated tranche may not be paid in full and may be more vulnerable to loss, including up to 100% loss. At the time of issuance, the subordinated tranche of a CLO is typically under-collateralized in that the liabilities of a CLO at inception exceed its total assets.

The leveraged nature of subordinated notes may magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.

Subordinated notes are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet the Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated notes. Therefore, the Fund may be required to hold subordinated notes for an indefinite period of time or until their stated maturity. Certain mezzanine tranches in which the Fund may invest may

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 219

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

also be subject to certain risks similar to risks associated with investment in the subordinated tranche.

Risks Associated with Structured Notes

Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Senior Loans Risk

The Fund may invest in senior secured floating rate Loans made to corporations and other nongovernmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of the applicable issuer. An investment in Senior Loans involves the risk that the borrowers under Senior Loans may default on their obligations to pay principal and/ or interest when due or at all. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the Fund’s NAV.

There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and GPIM relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of GPIM with respect to investments in Senior Loans. GPIM’s judgment about the credit quality of a borrower may be wrong. Please refer to “Management Risk” for more information.

The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans

220 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

are typically senior in payment priority and secured on a senior priority basis, in contrast to subordinated and unsecured Income Securities. Please refer to “Below- Investment Grade Securities Risk.”

Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than certain other lower grade Income Securities, which may have fixed interest rates. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income distributions. Further, transactions in Senior Loans typically settle on a delayed basis and may take longer than seven days to settle. As a result, the Fund may receive the proceeds from a sale of a Senior Loan on a delayed basis which may affect the Fund’s ability to repay debt, to pay dividends, to pay expenses, or to take advantage of new investment opportunities. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices of the Senior Loans and cause the Fund’s NAV per share to fall or otherwise adversely impact the Fund’s investments in Senior Loans. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates. Senior Loans may be structured as floating rate instruments in which the interest rate payable on the obligations fluctuates with interest rate changes. As a result, the yield on Senior Loans will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from a Senior Loan. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields, particularly during periods of declining rates. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 221

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets and normally make it more difficult to value Senior Loans (particularly those that are illiquid). Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a desirable price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although the Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal (or at all) or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan and may bear costs associated with such collateral. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Such Senior Loans involve a greater risk of loss or illiquidity. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate or otherwise adversely affect the priority of the Senior Loans to presently existing or future indebtedness of the borrower or could take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This could increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements in order to make or hold certain debt investments, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to

222 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

The Fund’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of an offending lender or bondholder (or group of offending lenders or bondholders) to the claims of a disadvantaged creditor (or group of creditors).

Senior Loans are subject to legislation and regulation risk, including the risk that regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, which could adversely affect the availability of Senior Loans for investment by the Fund. Future legislation or regulations could decrease or eliminate sources of funding for certain borrowers and impose requirements on financial institutions, including with respect to capital requirements, which could increase default, liquidity and other risks to which the Fund is already subject. Economic exposure to Senior Loans through the use of derivatives transactions may involve greater risks than if the Fund had invested in the Senior Loan interest directly during a primary distribution or through assignments or participations in a loan acquired in secondary markets since, in addition to the risks described above, derivatives transactions to gain exposure to Senior Loans may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks associated with derivatives discussed herein.

Second Lien Loans Risk

The Fund may invest in “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 223

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Subordinated Secured Loans Risk

Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below- investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher-ranking secured obligations of the borrower. Subordinated secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk

Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured Loans and below-investment grade securities. However, because unsecured Loans have lower priority in right of payment to any higher-ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher-ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid.

Loans and Loan Participations and Assignments Risk

The Fund may invest in loans directly or through participations or assignments. The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. The Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of

224 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

the obligor, which leads to the risk of subordination to other creditors. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the borrower with respect to a Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Loan. Lenders selling a participation and other persons inter-positioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Should a loan in which the Fund is invested be foreclosed on, the Fund may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. If the collateral includes a pledge of equity interests in the borrower by its owners, the Fund may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/ or assets. The applicability of the securities laws is subject to court interpretation of the nature of the loan and its characterization as a security. Accordingly, the Fund cannot be certain of any protections it may be afforded under the securities or other laws against fraud or misrepresentation.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans, increase the risks associated with such investments and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans is currently growing, but may become more limited or more difficult to access, and such changes may be sudden and unpredictable. Transactions in loans are often subject to long settlement periods (in excess of the standard T+1 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 225

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

investments or to use proceeds to meet its current obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its obligations such as borrowing from a bank or holding additional cash, particularly during periods of unusual market or economic conditions or financial stress. Investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers. Risks associated with investments in loans are increased if the loans are secured by a single asset. Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore the interest rate payable under such loans may significantly trail market interest rates. The potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Changes in the interest rates on floating rate loans could result in lower income to the Fund. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Fund may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value. In addition, if movements in interest rates are incorrectly anticipated, the Fund could lose money, or its NAV may be negatively impacted.

The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant-lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. The Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default as the lender may not have the opportunity to negotiate with the borrower prior to default. In the event of default, covenant-lite

226 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. In addition, the Fund may receive less or less frequent financial reporting from a borrower under a covenant- lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

In certain circumstances, the Adviser or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non- public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Adviser, GPIM or the Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. The Adviser or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Fund, in combination with other accounts managed by the Adviser or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected.

The Fund is subject to other risks associated with investments in (or exposure to) loans and other similar obligations, including that such loans or obligations may not be considered “securities” under federal securities laws and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Unfunded Commitments Risk

Certain of the loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders, revolving credit facilities, delayed draw credit facilities or other investments under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 227

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). These commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loans and related investments in the Fund’s portfolio.

Mezzanine Investments Risk

The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral) and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher-ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. GPIM’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Convertible Securities Risk

Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. Convertible securities generally participate in the

228 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities have economic characteristics similar to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments.

The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred Securities/Preferred Stock Risk

The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock, to the extent proceeds are available after paying any more senior creditors. As such, preferred stock is inherently riskier than the bonds and other debt instruments of the issuer, but less risky than its common stock. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 229

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock. Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stocks may be subject to greater credit risks than equity instruments as well as risks related to limited voting rights, special redemption rights and deferred and omitted distributions.

Foreign Securities Risk

The Fund may invest up to 30% of its total assets in issuers located outside the United States. Investing in foreign issuers may involve heightened risks and certain risks not typically associated with investing in securities of U.S. issuers due to: increased exposure to foreign economic, political (including geopolitical), market and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers, and may be subject to less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements which limit the quality and availability of financial information. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. In addition, such investments are subject to other adverse diplomatic or geopolitical developments, which may include the imposition of economic or trade sanctions (which effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities) or other measures by the U.S. or other governments and supranational organizations, changes in trade policies, or conflicts that may render the holdings illiquid or even worthless. When the United States is a significant trading partner of a foreign country in which the Fund may invest or be exposed to, such foreign country may be particularly sensitive to changes in U.S. foreign trading policies, including the threat or actual institution of trade restrictions (including tariffs) or other restrictions by the U.S. or other governments. These risks may be more pronounced to the extent that the Fund invests a significant amount of its

230 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. The Fund may also invest in U.S. dollar- denominated Income Securities of foreign issuers, which are subject to many of the risks described above regarding Income Securities of foreign issuers denominated in foreign currencies. These risks are heightened under adverse economic, market, geopolitical and other conditions.

Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. In addition, fluctuations in currency exchange fees and restrictions on costs associated with the exchange of currencies may adversely affect the value of the Fund’s investments. The values of foreign currencies may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in U.S. dollars. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation that exists in the United States.

Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid, less valuable or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 231

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, such as those that have been impacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets may be more volatile than U.S. markets and offer less protection to investors. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.

American depositary receipts (“ADRs”) are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

232 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Securities denominated in foreign currencies may experience (positive or negative) changes in value due to changes in the value of the currency in which they are denominated relative to the U.S. dollar. The values of foreign currencies may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. Specifically, the Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Furthermore, the Fund’s distributions are paid in U.S. dollars, and to the extent the Fund’s investments are denominated in currencies other than the U.S. dollar, there is a risk that the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund may seek to hedge its exposures to foreign currencies but it is not required to do so. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.

Emerging Markets Risk

As noted above, the Fund may invest up to 30% of its total assets in issuers located outside the United States, which may include issuers which are located in countries considered to be emerging markets, and investments in such securities are considered speculative. Investing in securities in emerging countries generally entails greater risks than investing in securities in developed countries. Securities issued by governments or issuers in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities and are subject to risks in addition to the risks associated with investing in foreign securities. These risks are elevated at times based on adverse conditions, including macroeconomic, geopolitical and global health conditions, and these risks include: (i) less social, political and economic stability (including the lack or inadequacy of the ability to remedy natural or man-made disasters, such as pandemics or climate change) and potentially more volatile currency exchange rates, currency blockage or transfer restrictions and currency devaluation; (ii) the small size of and lack of development of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), potentially low or nonexistent volume of trading, and less established financial market operations, which may result in a lack of liquidity, greater price volatility, higher brokerage and other transaction costs and delay in settlements or otherwise less developed settlement systems, and/or a higher risk of failed trades or other trading issues; (iii) national policies (including sanctions programs or tariffs) which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 233

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments) for investment losses and injury to private property or otherwise less developed legal systems; (vi) confiscation, expropriation and nationalization of private properties; (vii) lower levels of government regulation, which could lead to market manipulation or disruption, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements and standards, which limit the quality, reliability and availability of financial information and limited information about issuers and securities as well as increased difficulty in valuation of securities in emerging markets; (viii) high rates of inflation for prolonged periods and rapid interest rate changes; (ix) dependence on a few key trading partners and heightened sensitivity to adverse political (including geopolitical) or social events and conditions affecting the global economy and the region where an emerging market is located compared to developed market securities, which can change suddenly and significantly, and periods of economic, social or political instability; (x) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions or other economic crises, or armed conflicts and other hostilities, or reliance on international or other forms of aid, including trade, taxation and development policies; and (xi) heightened risks of war and ethnic, religious and racial conflicts. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

To the extent that the economy of an emerging market is particularly dependent on one or a few commodities or industries, any adverse events affecting those particular commodities or industries will likely negatively impact the profitability of issuers economically tied to that emerging market. In addition, government actions with respect to financial markets and economies in emerging markets or assets and foreign ownership of emerging market companies could adversely affect trading conditions for, and the values of, emerging market securities or otherwise negatively impact investments in such securities. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising. Such emerging market countries could also subject the Fund to greater risk associated with the custody of its securities than developed markets, which may adversely affect the Fund. The Fund may also be subject to credit spread risk,

234 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

which is the risk that economic and market conditions, or any actual or perceived credit deterioration, may lead to an increase in credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in the price of an issuer’s securities. These risks are heightened for investments in frontier markets.

GPIM has broad discretion to identify countries that it considers to qualify as “emerging markets.” In determining whether a country is an emerging market, GPIM may take into account specific or general factors that GPIM deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. In addition, the impact of the economic and public health situation in emerging market countries may be greater due to their generally less established healthcare systems and capabilities with respect to fiscal and monetary policies, which may exacerbate other preexisting political, social and economic risks.

Foreign Currency Risk

The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Fluctuations in currency exchange fees and restrictions on costs associated with the exchange of currencies may adversely affect the value of the Fund’s investments. Finally, the Fund’s distributions are paid in U.S. dollars, and to the extent the Fund’s investments and other assets are denominated in currencies other than the U.S. dollar, there is a risk that the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund currently intends to seek to hedge its exposures to foreign currencies but may, at the discretion of GPIM, at any time limit or eliminate foreign currency hedging activity. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements. The Fund may also use

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 235

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

foreign currency transactions to facilitate portfolio management and to seek to earn income or enhance total return.

Sovereign Debt Risk

Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks in addition to those associated with debt investments and foreign investment, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political, social and other local, regional and global considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to various factors, such as the extent of its foreign reserves, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties and other political and social considerations. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. There can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.

These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

236 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries and certain emerging market countries have at times declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have at times experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

The Fund may also invest in securities or other obligations issued or backed by supranational organizations, which are international organizations that are designated or supported by government entities or banking institutions typically to promote economic reconstruction or development. These obligations are subject to the risk that the government(s) on whose support the organization depends may be unable or unwilling to provide the necessary support. With respect to both sovereign and supranational obligations, the Fund may have little recourse against the foreign government or supranational organization that issues or backs the obligation in the event of default. These obligations may be denominated in foreign currencies and the prices of these obligations may be more volatile than corporate debt obligations.

Common Equity Securities Risk

The Fund may invest up to 50% of its total assets in Common Equity Securities. An adverse event, such as an unfavorable earnings report or other corporate development, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Please refer to “Investment and Market Risk” for more information. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market and the economy overall, and broader domestic and international political and economic events. The prices of Common Equity Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production and other costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. At times, stock markets can be volatile and stock prices can change substantially and suddenly. While broad market measures

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 237

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

of Common Equity Securities have historically generated higher average returns than most Income Securities, Common Equity Securities have also experienced significantly more volatility in those returns. Common Equity Securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers. Dividends on Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Equity securities have experienced heightened volatility over certain periods and, therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility and would likely also be subject to such risks in adverse market, economic, geopolitical and public health conditions in the future. Please refer to “Income and Distribution Rate Risk” for more information.

New Issues Risk

“New Issues” are initial public offerings (“IPOs”) of U.S. equity securities. There is no assurance that the Fund will have access to profitable IPOs, and therefore investors should not rely on any potential gains from IPOs as an indication of future performance of the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them. Further, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares. As a result, the Fund’s investments in such securities are subject to considerable risk.

Risks Associated with Options

The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. There are

238 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund may write call options and put options on individual securities, securities indices, ETFs and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument upon exercise of the option. A call option is “covered” if the Fund owns the security or instrument underlying the call or has an absolute right to acquire the security or instrument without additional cash consideration (or, if additional cash consideration is required, cash or assets determined to be liquid by GPIM in such amount are designated or earmarked on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in designated assets determined to be liquid by GPIM as described above. As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security or instrument covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Except as disclosed in connection with the Fund’s Debt Overlay Strategy, the Fund may not sell “naked” call options on individual securities (i.e., options representing more shares of the stock than are held in the portfolio).

There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 239

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price.

The Fund may purchase and write exchange-listed and OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange- traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

Certain of the Fund’s options may be FLexible EXchange Options (“FLEX Options”). FLEX Options are customizable, exchange-listed option contracts and guaranteed for settlement by the Options Clearing Corporation (“OCC”). These options allow customization of key terms such as strike price, exercise style, and expiration date, while offering transparent, competitive pricing through auction markets. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be considered less liquid than non-FLEX style exchange-listed options. The Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. To the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Common Shares, the Fund’s NAV could be negatively impacted.

The Fund may also purchase put options and write covered put options. A put option written by the Fund on a security is “covered” if the Fund designates or earmarks assets determined to be liquid by GPIM equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in designated or earmarked assets

240 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

determined to be liquid by GPIM. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying security or instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the security or instrument underlying the put option at a price greater than the market price of the security or instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Real Property Asset Companies

The Fund may invest in Income Securities and Common Equity Securities issued by Real Property Asset Companies which are subject to the risks to which Income Securities and Common Equity Securities are subject, in addition to, among others, those discussed below.

Real Estate Risks. Because of the Fund’s ability to make indirect investments in real estate and in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate and the real estate market generally, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and risks, including, but not limited to: losses from casualty or condemnation; changes in national, state and local economic conditions and real estate market conditions (such as an oversupply of real estate for rent or sale or vacancies, potentially for extended periods); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital); changes in building, environmental, zoning and other regulations and related costs; possible environmental liabilities; regulatory limitations on rents; increased property taxes and operating expenses; the attractiveness, type and location of the property; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs or other costs to convert properties for other uses; default risk and credit quality of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to release space on attractive terms or to obtain mortgage financing on a timely basis at all; overbuilding and intense competition, including for real estate and related services and technology; construction delays and the supply of real estate generally; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events (such as public health emergencies, earthquakes, hurricanes, wildfires and terrorist acts) and other public crises and

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 241

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

relief responses thereto. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill, insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger- capitalizations, and may be subject to heightened cash flow sensitivity. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments.

Real estate income and values and the real estate market also may be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type or related real estate conditions. Similarly, real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also particularly subject to risks affecting such industries and regions or related real estate conditions.

The value or price of real estate company securities may drop because of, among other adverse events, defaults by tenants and the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. Changing interest rates and credit quality requirements will also affect real estate companies, including their cash flow and their ability to meet capital needs. If real estate properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect the Fund. Many real estate companies, and companies operating in the real estate industry, utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Energy Companies Risk

Energy Companies are subject to certain risks, including, but not limited to, the following:

Catastrophic Event Risk

242 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Energy companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment, cyber-attacks and terrorist acts. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life and could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

Energy Commodity Price Risk

Energy companies may be adversely affected by fluctuations in the prices of energy commodities, which can be volatile at times, and by the levels of supply and demand for energy commodities.

Energy Sector Regulatory Risk

Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy companies.

Industry-Specific Risk

The energy sector involves a number of industry-specific risks including cyclical industry risk, fracturing risk, independent contractor risk, and oil price volatility risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Independent contractors are typically used in operations in the energy industry and there is a risk that such contractors will not operate in accordance with its own safety standards or other policies. In addition, pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale. In addition, the further adoption of renewable energies may adversely impact other types of energy companies or the prices of other types of energy sources.

REITs Risk

Investments in REITs expose the Fund to risks similar to investing directly in real estate and the real estate market generally. The value of these underlying investments may be affected by, among other things, changes in the value of the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 243

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

underlying real estate, the quality of the property management, the creditworthiness of the issuers of the investments, demand for rental properties and other real estate occupancy levels, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions. REITs are also subject to heavy cash flow dependency on the property interests they hold, defaults by borrowers, poor performance by the REIT’s manager and self-liquidation. REITs usually charge management fees, which would be in addition to fees directly accrued by an investment in the Fund. REITs may be leveraged, which increases risk. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Natural Resources and Commodities Risks

Because of the Fund’s ability to invest in and/or obtain exposure to natural resources and physical commodities, and in Real Property Asset Companies engaged in oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers, the Fund is subject to special risks associated with such investments, which include (among others):

Supply and Demand Risk

A decrease in the production or volume of a physical commodity, or demand for such commodity and the amount available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of an energy, natural resources, basic materials or an associated company that devotes a portion of its business to that commodity. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, supply chain disruptions or increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy, natural resources, basic materials or associated companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations,

244 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk

Many energy, natural resources, basic materials and associated companies are engaged in the production, transportation, storing, distribution, or processing of one or more physical commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, acquisitions or long-term contracts to acquire reserves. The financial performance of such companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Operational and Geological Risk

Energy, natural resources, basic materials companies and associated companies are subject to specific operational and geological risks in addition to normal business and management risks. Some examples of operational risks include mine rock falls, underground explosions and pit wall failures. Geological risk would include faulting of the ore body and misinterpretation of geotechnical data.

Regulatory Risk

Energy, natural resources, basic materials and associated companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of energy, natural resources and basic materials companies.

Commodity Pricing Risk

The operations and financial performance of energy, natural resources and basic materials companies may be directly affected by commodity prices, especially those energy, natural resources, basic materials and associated companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation,

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 245

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

domestic and foreign governmental regulation and taxation, the availability of local, intrastate and interstate transportation systems, governmental expropriation and political upheaval and conflicts. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy, natural resources, basic materials and associated companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy, natural resources, basic materials and associated companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Precious Metals Pricing Risk

The Fund may invest in companies that have a material exposure to precious metals, such as gold, silver and platinum and precious metals related instruments and securities. The price of precious metals can fluctuate widely and is affected by numerous factors, including: global or regional political, economic or financial events and situations; investors’ expectations with respect to the future rates of inflation and movements in world equity, financial and property markets; global supply and demand for specific precious metals, which is influenced by such factors as mine production and net forward selling activities by precious metals producers, central bank purchases and sales, jewelry demand and the supply of recycled jewelry, net investment demand and industrial demand, net of recycling; interest rates and currency exchange rates, particularly the strength of and confidence in the U.S. dollar; and investment and trading activities of hedge funds, commodity funds and other speculators. The Fund does not intend to hold physical precious metals.

These commodities risks may be incurred indirectly through the Subsidiary, as discussed below.

Risks of Personal Property Asset Companies

The Fund may invest in Income Securities and Common Equity Securities issued by Personal Property Asset Companies. Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies that are associated with personal property assets with investment performance that is not highly correlated with traditional market indexes, such as special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

Special Situation Transportation Assets Risks

The risks of special situation transportation assets include (among others):

246 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Cyclicality of Supply and Demand for Transportation Assets Risk

The transportation asset leasing and sales industry has periodically experienced cycles of oversupply and undersupply of railcars, aircraft and ships. The oversupply of a specific type of transportation asset in the market is likely to depress the values of that type of transportation asset. The supply and demand of transportation assets is affected by various cyclical factors, including: (i) passenger and cargo demand; (ii) commercial demand for certain types of transportation assets, (iii) fuel costs and general economic conditions affecting lessees’ operations; (iv) government regulation, including operating restrictions; (v) interest rates; (vi) the availability of credit; (vii) manufacturer production level; (viii) retirement and obsolescence of certain classes of transportation assets; (ix) re-introduction into service of transportation assets previously in storage; and (x) traffic control infrastructure constraints. Conversely, the oversupply of a specific type of transportation asset in the market is likely to depress the values of that type of transportation asset which may impact the value of the Fund’s investments.

Risks of Decline in Value of Transportation Assets and Rental Values

In addition to factors linked to the railway, aviation and shipping industries, other factors that may affect the value of transportation assets, and thus of the Personal Property Asset Companies in which the Fund invests, include (among others): (i) manufacturers merging or exiting the industry or ceasing to produce specific types of transportation asset; (ii) the particular maintenance and operating history of the transportation assets; (iii) the number of operators using that type of transportation asset; (iv) whether the railcar, aircraft or ship is subject to a lease; (v) any regulatory and legal requirements that must be satisfied before the transportation asset can be operated, sold or re-leased, (vi) compatibility of parts and layout of the transportation asset among operators of particular asset; (vii) any renegotiation of a lease on less favorable terms; (viii) interest rates; (ix) the availability of credit; (x) fuel costs and general economic conditions; (x) production levels; and (xi) infrastructure considerations.

Technological Risks

The availability for sale or lease of new, technologically advanced transportation assets and the imposition of stringent noise, emissions or environmental regulations may make certain types of transportation assets less desirable in the marketplace and therefore may adversely affect the owners’ ability to lease or sell such transportation assets. Consequently, the owner will have to lease or sell many of the transportation assets close to the end of their useful economic life. The owners’ ability to manage these technological risks by modifying or selling transportation assets will likely be limited.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 247

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Risks Relating to Leases of Transportation Assets

Owner/lessors of transportation assets will typically require lessees of assets to maintain customary and appropriate insurance. There can be no assurance that the lessees’ insurance will cover all types of claims that may be asserted against the owner, which could adversely affect the value of the Fund’s investment in the Personal Property Asset Company owning such transportation asset. Personal Property Asset Companies are subject to credit risk of the lessees’ ability to the provisions of the lease of the transportation asset and supply chain disruptions. The Personal Property Asset Company needs to release or sell transportation assets as the current leases expire in order to continue to generate revenues. The ability to re-lease or sell transportation assets depends on general market and competitive conditions. Some of the competitors of the Personal Property Asset Company may have greater access to financial resources and may have greater operational flexibility. If the Personal Property Asset Company is not able to re-lease a transportation asset, it may need to attempt to sell the aircraft to provide funds for its investors, including the Fund, and the inability to do so may impact the value of the Fund’s investments.

Collectible Assets Risks

The risks of collectible assets include (among others):

Valuation of Collectible Assets Risk

Collectible assets are typically bought and sold through auction houses and estimates of prices of collectible assets at auction are imprecise. Accordingly, collectible assets are difficult to value.

Liquidity of Collectible Assets Risk

There are relatively few auction houses in comparison to brokers and dealers of traditional financial assets. The ability to sell collectible assets is dependent on the demand for particular classes of collectible assets, which can be volatile and erratic. There is no assurance that collectible assets can be sold within a particular timeframe or at the price at which such collectible assets are valued, which may impair the ability of the Fund to realize full value of Personal Property Asset Companies in the event of the need to liquidate such assets.

Authenticity of Collectible Assets Risk

The value of collectible assets often depends on its rarity or scarcity, or of its attribution as the product of a particular artisan. Collectible Assets are subject to forgery and to the inabilities to assess the authenticity of the collectible asset, which may significantly impair the value of the collectible asset.

248 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

High Transaction and Related Costs Risk

Collectible assets are typically bought and sold through auction houses, which typically charge commissions to the purchaser and to the seller which may exceed 20% of the sale price of the collectible asset. In addition, holding collectible assets entails storage and insurance costs, which may be substantial.

Investment in the Subsidiary Risk

The Fund may also invest in commodities (such as precious metals), commodity- linked notes and other commodity-linked derivative instruments, such as swaps, options, or forward contracts based on the value of commodities or commodities indices and commodity futures, by investing a portion of the Fund’s total assets in a wholly-owned subsidiary, which would be organized as a limited company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary would primarily obtain its commodities exposure by investing in commodities, commodity-linked notes, and commodity-linked derivative instruments. The Subsidiary’s investments in such instruments would be subject to limits on leverage imposed by the 1940 Act. The Fund must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year.

The Fund’s investment in the Subsidiary would be expected to provide the Fund with exposure to the global commodities markets, subject to the limitations of the federal tax requirements and the limits on leverage imposed by the 1940 Act. The Subsidiary may invest in commodity futures, option and swap contracts, fixed- income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s positions. Investments in derivatives may make the Subsidiary subject to regulation as a commodity pool. The Commodity Futures Trading Commission (“CFTC”) has not passed upon the merits of an investment in the Fund or the Subsidiary, nor has the CFTC passed on the adequacy of this shareholder report. GPIM will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the Fund’s investment in the Subsidiary may vary based on GPIM’s use of different commodity-linked financial instruments.

To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 249

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund. The Subsidiary would be managed by the Adviser and sub-advised by GPIM and overseen by its own board of directors that would be responsible for overseeing the operations of the Subsidiary. However, because the Fund would the sole shareholder in the Subsidiary, the Board would have direct oversight over the Fund’s investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities (i.e., the Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary).

The Fund may invest in the Subsidiary in order to gain exposure to commodities markets. The Subsidiary would not be a registered investment company under the 1940 Act. Because the Subsidiary would not be directly subject to all of the investment protections of the 1940 Act, the Fund may not have all of the protections offered to shareholders of registered investment companies. The Fund would be exposed to the risks of the Subsidiary, which would be exposed to the risks of investing in the commodities markets and other investments made by the Subsidiary. The Subsidiary is also subject to these risks. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund is and the Subsidiary would be organized, respectively, could result in the inability of the Fund, the Subsidiary, or both, to operate as intended, which could result in losses to the Fund.

In order to qualify for favorable tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90% of its gross annual income from qualifying sources under Subchapter M of the Code. Generally, income derived from direct and certain indirect investments in commodities is not considered qualifying income. However, historically, the IRS has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income from certain commodity-linked notes and from investments in a subsidiary is qualifying income. These PLRs did not require a RIC to receive any distributions attributable to any gross income recognized from such subsidiaries in order for such gross income to be considered qualifying gross income. The IRS has indicated that no further PLRs will be issued in this area. The Fund has not received such a PLR, and is unable to rely on PLRs issued to other taxpayers.

Moreover, regulations issued by the IRS and the Treasury Department generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income if there is a distribution out of the earnings and profits of the Subsidiary that is attributable to such inclusion or if the income is related to the Fund’s business of investing in securities. Based on the foregoing, the Fund may seek to gain exposure to the commodity markets through the Subsidiary. Any net realized gains

250 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

earned by the Subsidiary is a given year will generate ordinary taxable income to the Fund, and net realized losses earned by the Subsidiary in a given year will not generate any recognizable losses for the Fund and will not carryforward to future years. The tax treatment of investments in commodities through the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund and whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income. If the Fund does not meet the qualifying income test, it may be able to cure such a failure. However, if the Fund attempts to cure the failure of the qualifying income test, significant taxes may be incurred by the Fund and its shareholders.

Private Securities Risk

The Fund may invest directly or indirectly in privately issued securities (Income Securities and Common Equity Securities) of both public and private companies. Private Securities have additional risk considerations relative to investments in comparable public investments and are subject to a greater degree of investment risk. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon GPIM’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations, which information cannot be independently verified. The Fund also depends on the expertise, skills and network of business contacts of GPIM to evaluate, negotiate, structure, execute and monitor the Private Securities. Private Securities are often subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities and such securities are often illiquid. Because there is often no readily available trading market for Private Securities, the Fund will not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded and may be subject to higher transaction costs. Subscriptions to purchase Private Securities are typically subject to restrictions or delays. Private Securities are also more difficult to value. Valuation will require more research, and elements of judgment will play a greater role in the valuation of Private Securities as compared to public securities because there is less reliable objective data available.

In addition to the risks discussed above, investments in Common Equity Securities of private issuers (often called private equity investments) are subject to certain risks (whether made directly or through Investment Funds), including:

•       Limited Operating History. Private equity investments may have limited operating histories, and the information GPIM will obtain about such investments may be limited and, in many cases, cannot be independently verified. As such, GPIM’s

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 251

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

ability to evaluate past performance of a private equity investment or to validate its investment strategies will be limited. Moreover, even to the extent a private equity investment has a longer operating history, its past performance should not be construed as an indication of the future results of the private equity investment or the Fund, particularly as the investment professionals responsible for the performance of the private equity investment may change over time.

•       Concentration and Non-Diversification Risk. Investment Funds that have exposure to private equity investments, such as private equity funds in which the Fund can invest, may at certain times hold large positions in a relatively limited number of investments. In addition, private equity funds may target or concentrate their investments in particular markets, sectors or industries. Those funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. Some of these Investment Funds may hold a single asset and thus are subject to even higher risks. As a result, the NAVs of such funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements, which may negatively impact the value of the Common Shares.

•      Liquidity Risk. The securities held by private equity funds are often illiquid, and subscriptions to purchase these securities are typically subject to restrictions or delays. There is no regular market for interests in many private equity funds or portfolio companies, which typically must be sold in privately negotiated transactions subject to high conflicts, valuation and liquidity risks. Any such sales would likely require the consent of the manager of the applicable private equity fund or the board of the portfolio company and could occur at a material discount to the stated NAV. If GPIM determines to cause the Fund to sell its interest in a private equity investment, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a materially lower price.

•      Valuation Risk. A large percentage of private equity investments will not have a readily determinable market value and may be reported at an estimate of fair value determined by private equity fund managers or the co-investment sponsor that are subject to conflicts (when held through an Investment Fund). In this regard, a private equity fund manager or a co-investment sponsor may face a conflict of interest in valuing the securities, as their value may affect the compensation of the manager or sponsor or the manager’s or sponsor’s ability to raise additional funds in the future. As a result, valuations of the securities may

252 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

be subjective and could subsequently prove to have been inaccurate, potentially by significant amounts.

Private Securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Risks Associated with Private Company Investments

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, GPIM may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which will adversely affect the Fund’s investment performance. Some private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, the management of private companies may depend on one or two key individuals, and the loss of the services of any such individual may adversely affect the performance of the private company.

These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner, and these investments are subject to heightened valuation risks.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 253

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Late-Stage Private Companies Risk

Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Fund may not be able to sell such investments when GPIM deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions or other factors may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company issues shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly.

Investment Funds Risk

As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in Investment Funds. These investments include open-end funds, closed-end funds, ETFs and business development companies as well as other pooled investment vehicles. Investment Funds may include those advised by the Adviser, GPIM and/or their affiliates. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities, and in addition to these risks, investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. Fees and expenses borne by other Investment Funds in which the Fund invests may be similar to the fees and expenses borne by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, as well as other expenses borne by such entities, thus resulting in fees and expenses at both levels. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to Financial Leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly

254 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation.

Investments in Investment Funds frequently expose the Fund to an additional layer of leverage, and, thus, increase the Fund’s exposure to leverage risk and costs. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage. The use of leverage by Investment Funds may cause the Investments Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses. Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While GPIM will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.

The Fund may invest in Investment Funds in excess of statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part could affect or otherwise impose certain limits on the investments and operations of the underlying Investment Fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles).

If the Fund invests in Investment Funds, the Fund’s realized losses on sales of shares of an underlying Investment Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an underlying Investment Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an underlying Investment Fund, if any, would not offset net capital gain of the Fund or of another underlying Investment Fund.

When the Fund invests in private investment funds, such investments pose additional risks to the Fund, in addition to those risks described above with respect to all Investment Funds. Certain private investment funds involve capital call provisions under which an investor is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be prohibited during the term of the private investment fund or, if permitted, may be infrequent. Certain private investment funds are subject

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 255

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

to “lock-up” periods of a year or more. The valuation of investments in private investment funds are often subject to high conflicts and valuation risks. Investors in private investment funds are also often exposed to increased leverage risk.

Synthetic Investments Risk

As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, futures (including, but not limited to, futures on rates such as SOFR, securities, indices, currencies and other investments) or other financial instruments) to seek to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds). The Fund may be exposed to certain additional risks to the extent GPIM uses derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments may be considered illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, certain derivative instruments contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the Fund and material violations of the terms of the contract or the portfolio guidelines as well as other events negotiated between the parties. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

In the event the Fund seeks to obtain investment exposure to Investment Funds (including private investment funds) through the use of such synthetic derivative instruments, the Fund will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Investment Fund. Accordingly, the Fund will not participate in matters submitted to a vote of the shareholders. In addition, the Fund may not receive all of the information and reports to shareholders that the Fund would receive with a direct investment in such Investment Fund.

Finally, certain tax aspects of such customized derivative instruments are uncertain and a Common Shareholder’s return could be adversely affected by future tax guidance or an adverse determination by the Internal Revenue Service.

256 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Inflation/Deflation Risk

Inflation risk is the risk that the intrinsic value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power and value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change) and the Fund’s investments may not keep pace with inflation, which could adversely affect the Fund. The market price of fixed rate debt instruments generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities that pay a fixed interest rate. Additionally, actions by governments and central banking authorities intended to address inflation levels can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely affect the Fund and its investments. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Discount and Price Volatility Risk

The NAV and market price of the Common Shares will fluctuate, sometimes independently, based on market and other factors affecting the Fund and its investments. The market price of the Common Shares may experience volatility (sometimes high volatility) driven by market forces that may be unrelated to changes in the Fund’s NAV or other internal Fund factors. The market price of the Common Shares will either be above (premium) or below (discount) their NAV. Although the NAV of Common Shares is often considered in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s NAV. Market price movements of Common Shares are thus material to investors and may result in losses, even when NAV has increased.

The Fund cannot predict whether the Common Shares will trade at a premium or discount to NAV and the market price for the Common Shares will change based on a variety of factors. If the Common Shares are trading at a premium to NAV

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 257

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed- end investment companies frequently trade at a discount from their NAV, but in some cases have traded above NAV. The risk of the Common Shares trading at a discount is a risk separate and distinct from the risk of a decline in the Fund’s NAV as a result of the Fund’s investment activities.

Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares.

The Fund’s NAV would be reduced following an offering of the Common Shares due to the costs of such offering, to the extent those costs are borne by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market, including by resulting in increased trading of the Common Shares, which may increase volatility in the market price of the Common Shares. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current NAV, subject to certain conditions, and such sales of Common Shares at price below NAV, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

The Fund is designed for long-term investors and investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Dilution Risk

The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended or if investments made with these proceeds perform poorly, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of Common Shareholders, shareholders will experience

258 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

Financial Leverage and Leveraged Transactions Risk

Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage and leveraged transactions proceeds are greater than the cost of Financial Leverage and leveraged transactions, the Fund’s return will be greater than if Financial Leverage and leveraged transactions had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage and leveraged transactions, the return to the Fund will be less than if Financial Leverage and leveraged transactions had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Financial Leverage and leveraged transactions are speculative techniques that expose the Fund to greater risk and increased costs than if they were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses Financial Leverage and leveraged transactions. As a result, Financial Leverage and leveraged transactions may cause greater changes in the Fund’s NAV and returns than if Financial Leverage and leveraged transactions had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.

Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rate on any Preferred Shares (if any) that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage and leveraged transactions in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 259

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets (as defined below) of the Fund (including the proceeds of any financial leverage), the Adviser and Sub-Adviser has a financial incentive for the Fund to utilize financial leverage, which may create a conflict of interest between the Adviser and Sub-Adviser on the one hand and the Common Shareholders on the other. Common Shareholders bear a portion of the investment advisory fee attributable to the assets purchased with the proceeds of financial leverage, which means that Common Shareholders effectively bear the entire advisory fee. For purposes of calculating the fees payable under the Fund’s advisory and sub- advisory arrangements, “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds of any financial leverage (whether or not these assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), minus liabilities, other than liabilities related to any financial leverage. For these purposes, Managed Assets includes assets attributable to financial leverage of any form, including indebtedness, engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, investments in inverse floating rate securities, and preferred shares.

Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Borrowings by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser or GPIM from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (as described below). Under a reverse repurchase agreement, the Fund would sell securities or other assets and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities or other assets sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities or other assets sold by the Fund may be delayed. The counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased

260 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the NAV of the Fund’s shares.

The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage- backed or other security for settlement on one date and agrees to purchase a substantially similar security (but not the same security) for settlement at a later date at an agreed-upon price. During the roll period, the Fund gives up the principal and interest payments on the sold security, but may invest the sale proceeds. When the Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. Successful use of dollar rolls may depend upon, among other things, GPIM’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. Dollar roll transactions also involve the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage.

The Fund’s obligations under reverse repurchase agreements, dollar roll transactions, and derivatives transactions may have economic characteristics similar to leverage. The Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act, but the Fund’s use of such transactions may be limited by the applicable requirements of the SEC.

The Fund may have Financial Leverage and leveraged transactions outstanding during a short-term period during which such Financial Leverage and leveraged transactions may not be beneficial to the Fund if GPIM believes that the long-term benefits to Common Shareholders of such Financial Leverage and leveraged transactions would outweigh the costs and portfolio disruptions associated with redeeming and reissuing or closing out and reopening such Financial Leverage and leveraged transactions. However, there can be no assurance that GPIM’s judgment in weighing such costs and benefits will be correct.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 261

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Economic and market events have at times caused severe market volatility and severe liquidity strains in the credit markets. The terms of the Fund’s credit facility include a variable interest rate. Accordingly, during periods when interest rates or the applicable reference rate for the credit facility rise or there are dislocations in the credit markets, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities. The cost of leverage and the risks highlighted above are heightened during periods of rising or elevated interest rates.

The Fund’s total Financial Leverage and leveraged transactions may vary significantly over time. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, it will be more exposed to these risks. Investments in Investment Funds and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Fund to an additional layer of Financial Leverage and, thus, increase the Fund’s exposure to leverage risk. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage.

Derivatives Transactions Risk

In addition to the Covered Call Option Strategy and Debt Overlay Strategy and other options strategies described above, the Fund may, but is not required to, utilize other derivatives, including futures contracts, options, swaps transactions and other similar strategic transactions to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. Derivatives transactions involve risks of mispricing or improper valuation, and the documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

The Fund may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. The Fund may earn a lower return on its portfolio than it might

262 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

otherwise earn if it did not have to maintain such assets in respect of its derivatives transactions positions. Participation in derivatives market transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. To the extent the Fund engages in derivatives transactions in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Changes in the value of a derivatives transaction may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if GPIM is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Additional risks inherent in the use of derivatives include (among others):

•      dependence on GPIM’s ability to predict correctly movements in the direction of interest rates and securities prices;

•      imperfect correlation between the price of derivatives and movements in the prices of the securities being hedged;

•      the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•      the possible absence of a liquid secondary market for any particular instrument at any time;

•      the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•      the possible loss of the opportunity to profit from increases in the market value of the security or instrument covering a call option during an option’s life;

•      the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to make margin or settlement payments in connection with such derivatives transactions;

•      the loss of the benefit of indirect exposure to the underlying asset of the derivative if a trading counterparty terminates the agreement; and

•      the creditworthiness of counterparties.

The Fund is required to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 263

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in Rule 18f-4. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

The Adviser has filed with the National Futures Association a notice of eligibility claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under CFTC Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund’s operation. Accordingly, the Adviser with respect to the Fund is not subject to registration or regulation as a CPO. Changes to the Fund’s investment strategies or investments may cause the Adviser with respect to the Fund to lose the benefits of the exclusion under CFTC Rule 4.5 under the CEA

264 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

and may trigger additional CFTC regulation as a CPO. If the Adviser with respect to the Fund’s operation becomes subject to CFTC regulation, the Fund or the Adviser may incur additional expenses.

Futures Transactions Risk

Futures and options on futures involve the risks discussed under “Derivatives Transactions Risk” above and certain additional risks, including but not limited to the following:

•      no assurance that futures contracts or options on futures can be offset at favorable prices;

•      possible reduction of the return of the Fund due to their use for hedging;

•      possible reduction in value of both the securities hedged and the hedging instrument;

•      possible lack of liquidity, trading restrictions or limitations that may be imposed by an exchange, and the potential that government regulations may restrict trading;

•      imperfect correlation between the contracts and the securities being hedged; and

•      losses from investing in futures transactions that are potentially unlimited and losses resulting from the default or insolvency of intermediaries such as the Fund’s futures commission merchant.

The Fund may purchase and sell various kinds of financial futures contracts (including, but not limited to, futures on rates such as SOFR, securities, indices, currencies and other investments) and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various securities and securities indices.

The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. In addition, the CFTC has position limits rules that establish position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such contracts, and any OTC transactions that are economically equivalent.

Swap Risk

Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 265

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. The Fund may utilize swap agreements in an attempt to gain exposure to certain assets without purchasing those assets, to hedge other positions or for investment purposes.

Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. If GPIM is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to various risks, including market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Written credit default swaps also are subject to the risk of default on the instrument underlying the swap, which may result in the Fund being obligated to pay the counterparty to the swap the principal amount of the underlying instrument. Cash-settled swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to such swaps generally is limited to the net amount of payments and margin that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swaps are subject to valuation, liquidity and leveraging risks and could result in substantial losses to the Fund.

In addition, the Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

Swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.

When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the issuer of the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to

266 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

deliver the debt security to the Fund). As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the issuer of the security. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

The swap market has become more standardized in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, some swaps have become relatively liquid. Although liquidity of certain swaps has improved, certain types of derivatives products, such as caps, floors and collars may be less liquid than swaps in general.

Certain standardized swaps are subject to mandatory exchange-trading and central clearing. While exchange-trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Depending on the Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap.

In addition, rules imposing certain margin requirements, including minimums, on uncleared swaps may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Rules that require centralized reporting of detailed information about many types of cleared and uncleared swaps may result in greater market transparency but may subject the Fund to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected.

Further regulatory developments in the swap market may adversely impact the swap market generally or the Fund’s ability to use swaps.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a fund transaction (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 267

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising. Counterparty credit risk also includes the related risk of having concentrated exposure to such counterparty.

The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/ or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Special Purpose Acquisition Companies Risk

The Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs.

Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Some SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to

268 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market. If there is no market for interests in a SPAC, or only a thinly traded market for interests in a SPAC develops, the Fund may not be able to sell its interest in a SPAC, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value.

Availability and Quality of Data

GPIM faces the general risk regarding the availability and quality of information concerning a particular asset or investment, and employs a variety of policies, practices and methodologies designed to minimize that risk. For example, there is less readily available and reliable information about most bank loans than is the case for many other types of instruments, including listed securities. Another example is the consideration of Environmental, Social, and Governance (“ESG”) criteria where GPIM believes it could have a material impact on an investment’s return or issuer’s financial performance (though, for avoidance of doubt, GPIM does not offer any ESG products). Similar to GPIM’s ability to evaluate traditional factors in making investment decisions, the ability for GPIM to identify and evaluate ESG characteristics and risks, or to engage with an issuer, is limited to the availability and quality of information on an asset or issuer. In some cases, GPIM may decline to consider ESG criteria in an investment decision due to the unavailability of information on an issuer, or the quality of that information. In addition, GPIM often uses data and insights from third-party research to provide additional input in the analysis of ESG-related criteria. Third-party information and data will, from time to time, be incomplete, inaccurate or unavailable. As a result, there is a risk that GPIM could incorrectly assess the ESG criteria or risks associated with a particular asset or issuer. Additionally, GPIM expects from time to time to directly engage with certain corporate credit issuers by requesting improved issuer disclosure relating to ESG factors, as well as discussing potential opportunities to improve various ESG metrics and other related topics. Direct engagement will occur with only a minority of portfolio investments and issuers GPIM considers for investment and will depend on a variety of considerations, including the materiality of ESG criteria to the specific issuer or sector and the size of GPIM client investments in the issuer. There can be no assurance that GPIM’s engagement efforts will be successful or provide benefits to clients.

The application of ESG criteria and risk factors to portfolio investments (if any) could result in one or more assets or issuers being excluded from the Fund, which could have an adverse effect on the performance of the Fund. Additionally, in some circumstances a client mandate or applicable regulations can cause GPIM to restrict specific investments based on particular ESG characteristics. GPIM also reserves the right, in the future, to implement restrictions or prohibitions on investments within certain industries for all or a sub-set of all client accounts which could be based on particular ESG criteria or other relevant factors. As a result of any of the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 269

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

aforementioned circumstances, clients may be limited as to available investments, which could hinder performance when compared to investments with no such restrictions.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

U.S. Government Securities Risk

U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., MBS); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government and, thus, are subject to greater credit risk than other types of U.S. government securities. Any downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all debt generally. The value of U.S. government obligations may be adversely affected by changes in interest rates. There is no guarantee that the U.S. government will provide support to its agencies and GSEs if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default. The long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration and the U.S. government’s debt burden. Also, circumstances could arise in which U.S. government securities, including U.S. treasury securities that are backed by the full faith and credit of the U.S. government, experience increased credit risk (including the risk of default) and reduced market liquidity (which may result in such securities becoming less liquid or illiquid).

270 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Legislation and Regulation Risk

At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations (or amend or change existing regulations) and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement.

Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required as of June 30, 2027. The clearing mandate is expected to result in the Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation which may affect the cost, terms and/or availability of cleared repo transactions.

Recent Market Developments Risk

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts or

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 271

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

credit ratings downgrades, and other similar types of events, each of which may be temporary or last for extended periods.

Periods of market volatility remain, and may continue to occur in the future, in response to various market, political, social, geopolitical, economic and public health events both within and outside of the United States. These conditions have resulted in, and in cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/ or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Future debt, economic, political, public health or other unforeseeable situations could also have a detrimental impact on the global economies, the financial condition of financial institutions, operations of businesses and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer and other debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of various investments, notably dividend- and interest-paying securities. These policies are subject to change at any time based on a variety of factors and developments, with uncertain impacts on financial markets and economic conditions and, thus, the Fund’s investments. Market volatility, changing interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective. Economies and markets are experiencing, and have experienced, high inflation rates. In response to such inflation, government authorities have implemented significant fiscal and monetary policies such as increasing interest rates and quantitative tightening (reduction of money available in the market), which may adversely impact financial markets and the broader economy, as well as the Fund’s performance, and have unintended adverse consequences.

Moreover, changing economic, political, social, geopolitical, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or

272 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Fund’s performance or operations.

Increasing Government and other Public Debt Risk

Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasigovernmental responses to economic, market, labor and public health conditions designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies,

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 273

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or can lead to increases in inflation or generate or contribute to an economic downturn. Fiscal policies, government spending and deficit reduction plans may adversely affect U.S. and global economies and markets.

Municipal Securities Risk

Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks, as well as risks specific to municipal securities, and can be more volatile than other investments. Taxable municipal securities are subject to similar risks as tax-exempt municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political or other developments or events, including extreme weather conditions, natural or man- made disasters and public health conditions, (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers), and (iii) litigation involving such issuers. In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government (which may be limited by provisions of state constitutions or laws), the credit of a private issuer or other issuer of municipal securities (which will depend on many factors, including the entity’s tax base and revenue sources, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control), or the current or anticipated revenues from a specific project, which may be adversely affected by actual or perceived changes in economic, social or public health conditions and general economic downturns. Changes in tax laws or other developments that affect the tax-exempt status of tax-exempt municipal securities may result in a decline in such municipal securities’ value. Moreover, the income, value and/or risk of municipal securities is often correlated to specific project or other revenue sources (such as taxes), which can be negatively affected by, among other things, demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues or goods or services. Tax laws contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond- financed facility fails to comply with such requirements at any time (including as a result of a deemed reissuance), interest on the bond could become taxable, possibly with retroactive effect to the date the obligation was issued.

274 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or in municipal instruments that finance similar projects (or are backed by current or anticipated revenues from a specific or similar project or assets), the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, health care, transportation and utilities), conditions in these industries can significantly affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. The risk of loss to the Fund would be heightened to the extent that the Fund invests a substantial portion of its portfolio in municipal securities backed by current or anticipated revenues from a specific or similar project or assets, which can be negatively affected by the discontinuance of taxation or reduction of revenue supporting the project or assets.

Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investment in municipal securities that feature credit enhancements (such as bond insurance). Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Fund’s shares caused by market changes. It is important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance. Additionally, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s municipal securities investments, and their risks, may therefore be more dependent on the analytical abilities of the Adviser than its investment in certain other securities. Information related to municipal securities and their risks may be provided by the municipality itself, which may be limited or inaccurate. The secondary market for municipal securities, particularly below-investment grade

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 275

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such securities at prices approximating those at which the Fund may currently value them.

Investments in municipal securities are subject to risks associated with the financial health of the issuers of such securities or the revenue associated with underlying projects or other sources. For example, social, political, economic, market or public health conditions can, and have at times, significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may adversely affect their ability to meet their financial obligations and the value or liquidity of the Fund’s investments in municipal securities. The value of municipal securities and financial condition of issuers of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. A number of municipal issuers, in the past, have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of issuers of municipal securities may occur in the future and the financial condition of such issuers may decline quickly. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control. In addition, laws enacted or that may be enacted in the future by governmental authorities could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

Moreover, as a result of economic, market and other factors, there could be reduced tax or other revenue available to issuers of municipal securities and, in turn, increased budgetary and financial pressure on the municipality and other issuers of municipal securities, which could increase the risks associated with municipal securities of such issuer. As a result, the Fund’s investments in municipal obligations or other securities may be subject to heightened risks relating to the occurrence of such developments. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Legislative developments may result in changes to the laws relating to municipal bankruptcies, which may adversely affect the Fund’s investments in municipal securities.

276 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

When-Issued and Delayed Delivery Transactions Risk

Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Short Sales Risk

The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and may be greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. Government actions also may affect the Fund’s ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund’s NAV per share.

Repurchase Agreement Risk

The Fund may enter into bilateral and tri-party repurchase agreements. In a typical Fund repurchase agreement, the Fund enters into a contract with a broker, dealer, or bank (the “counterparty” to the transaction) for the purchase of securities or other assets. The counterparty agrees to repurchase the securities or other assets at a specified future date, or on demand, for a price that is sufficient to return to the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 277

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

Fund its original purchase price, plus an additional amount representing the return on the Fund’s investment. Such repurchase agreements economically function as a secured loan from the Fund to a counterparty. If the counterparty defaults on the repurchase agreement, the Fund will retain possession of the underlying securities or other assets. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities or other assets. The Fund intends to enter into repurchase agreements only with brokers, dealers, or banks or other permitted counterparties after the Adviser (or GPIM) evaluates the creditworthiness of the counterparty. The Fund will not enter into repurchase agreements with the Adviser or GPIM or their affiliates. Except as provided under applicable law, the Fund may enter into repurchase agreements without limitation.

Repurchase agreements, the underlying collateral of which consists entirely of cash items, U.S. government securities or by securities issued by an issuer that the Adviser or GPIM has determined at the time the repurchase agreement is entered into has an exceptionally strong capacity to meet its financial obligations (“Qualifying Collateral”) and meet certain liquidity and other standards generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. The Fund may accept collateral other than Qualifying Collateral determined by the Adviser or GPIM to be in the best interests of the Fund to accept as collateral for such repurchase agreement (which may include high yield debt instruments that are rated below-investment grade) (“Alternative Collateral”). Repurchase agreements that are secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, the Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of Alternative Collateral received from the counterparty. Depending on the terms of the repurchase agreement, the Fund may determine to sell the collateral during the term of the repurchase agreement and

278 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

then purchase the same collateral at the market price at the time of the resale. In tri-party repurchase agreements, an unaffiliated third-party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

Securities Lending Risk

The Fund may lend its portfolio securities to banks or dealers which meet the Fund’s creditworthiness standards. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Risk of Failure to Qualify as a RIC

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Conflicts of Interest Risk

Guggenheim Partners, LLC (“Guggenheim Partners”) is a global asset management and investment advisory organization. Guggenheim Partners, its affiliates, investors and officers advise clients and are active in various markets and transactions and provide, purchase, sell, hold and recommend a broad array of investments and services for their own accounts and the accounts of clients or businesses they manage. Accordingly, Guggenheim Partners and its affiliates, investors and officers may have direct and indirect interests in a variety of global markets and issuers in which the Fund may directly or indirectly invest or with whom they may transact. These interests may cause the Fund to be subject to regulatory

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 279

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

limits and conflicts, and in certain circumstances, these various activities may prevent the Fund from participating in an investment decision.

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and its affiliates, investors and officers are engaged in a variety of business activities that are unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment or business decisions for the Fund. As a result, activities and dealings of Guggenheim Partners, its affiliates, investors and officers may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim Partners, its affiliates, investors and officers. From time to time, conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. Other accounts may include clients associated with companies or individuals that hold economic interests in Guggenheim Capital, LLC (“Guggenheim Capital”), the ultimate parent company of the Adviser and GPIM, or clients in which certain officers and directors of Guggenheim Capital and its subsidiaries hold direct or indirect interests. These relationships create conflicts of interest and an incentive for the Adviser and GPIM to favor the interests of Guggenheim related parties. Furthermore, the other accounts might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940 and the requirements of the 1940 Act, the Adviser or GPIM may have to allocate a limited investment opportunity among its clients. The other accounts might also have different investment objectives or strategies than the Fund. In addition, the Fund may be limited in its ability to invest in, or hold securities of, any companies that the Adviser or its affiliates (or other accounts managed by the Adviser, its affiliates, investors and officers) control, or companies in which the Adviser, its affiliates, investors or officers have interests or with whom they do business. For example, affiliates of the Adviser may act as underwriter, lead agent or administrative agent for loans or otherwise participate in the market for loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates, investors and officers, in the markets for loans and similar investments may restrict the Fund’s ability to acquire some loans or affect the timing or price of such acquisitions. To address these conflicts, the Fund and Guggenheim Partners and its affiliates have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and prevent the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance.

280 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

The Fund may acquire and dispose a portion of its investments in privately negotiated transactions alongside affiliated entities, including affiliates of the Fund, the Adviser and GPIM (i.e., co-investment transactions), subject to applicable law and the requirements and restrictions thereof. Co-investment transactions are subject to the risks associated with the relevant investments as well as heightened conflicts of interest, including, among others, in the allocation of investment opportunities. In certain circumstances, co-investments may be made only in accordance with the terms and conditions of exemptive relief from the SEC, which the Fund, Adviser, GPIM and certain of their affiliates have received.

Market Disruption and Geopolitical Risk

The Fund does not know and cannot predict how long the securities markets may be affected by geopolitical events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested and the risks associated with financial, economic, geopolitical, public health, labor and other global market developments and disruptions, such as the ongoing Russia-Ukraine conflict and Iran conflict and the risk of expansion or collateral economic and other effects.

Cyber Security, Market Disruptions and Operational Risk

Like other funds and other parts of the modern economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and exchanges on which its shares trade and other infrastructures, services and parties on which the Fund, the Adviser, GPIM or the Fund’s other service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters (such as earthquakes, wildfires and floods), war, terrorism and governmental or quasi-governmental actions. Technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 281

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

operations create new risks that are difficult to assess and anticipate. For example, the Fund’s service providers and market participants on which the Fund relies may use artificial intelligence (such as machine learning, generative artificial intelligence or blockchain technology) and similar technologies in the provision of services to the Fund and its operations generally. Such use may subject these service providers and market participants and, in turn, their services and operations to increased risks associated with such technologies, including risk of errors, cybersecurity, data protection and information technology risk, operational risk, and legal, regulatory and compliance risk. In addition, any controls in place designed to mitigate such risks may be ineffective and the use of these technologies may change over time, which may present new risks and vulnerabilities. As a result, the Fund may experience adverse consequences, such as operational errors, from such use of artificial intelligence and similar technologies.

Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks (such as cyber extortion) by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market or other disruptions may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information. Recent geopolitical tensions may have increased the scale and sophistication of deliberate cyber attacks, particularly from nation-states or entities with nation-state backing.

Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber incidents and other disruptions. A cyber incident or sudden market, operational, technological (including widespread system outages or faulty updates to software applications) or other disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of transactions or other operational functionality, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information,

282 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

impeding trading, causing reputational damage, and subjecting the Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. The same could affect the exchange on which Fund shares trade. A cyber incident could also adversely affect the ability of the Fund (and its Adviser) to invest or manage the Fund’s assets.

Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. Although the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and operational and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful. For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Fund and its shareholders. The use of cloud-based service providers could heighten all of the above risks.

The issuers of securities in which the Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and market disruptions. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 283

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.

The Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Fund, changes in personnel, and errors caused by third parties or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund does not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, exchanges where its shares trades, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Fund and its shareholders may bear costs tied to these risks.

In addition, the use of work-from-home arrangements or the use of contingency plans by the Fund, the Adviser or GPIM (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Adviser or GPIM (or their service providers) more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.

There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

284 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

In addition, to the extent that GPIM utilizes a sleeve structure and sub-accounts of the Fund in managing the Fund, the Fund would be more susceptible to operational risks, including (but not limited to) settlement, administrative and accounting errors in monitoring the sub-accounts and processing trades and other transactions within and between sub-accounts.

ANTI-TAKEOVER AND CERTAIN OTHER PROVISIONS IN THE FUND’S GOVERNING DOCUMENTS

The Fund’s Declaration of Trust and By-Laws, each as may be amended and/ or restated from time to time, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

In addition, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.

The Fund’s Declaration of Trust contains provisions relating to forum selection. For example, the Fund’s Declaration of Trust provides that, unless the Fund consents in writing to the selection of an alternative forum, any claims, suits, actions or proceedings arising under the Securities Act shall be exclusively brought in the federal district courts of the United States of America. The designation of exclusive forum may make it more expensive for a shareholder to bring a suit and may limit a shareholder’s ability to litigate a claim in a jurisdiction or forum that may be more convenient and that a shareholder believes is favorable to the shareholder for the claim.

EFFECTS OF LEVERAGE

Assuming that the Fund’s total Financial Leverage represented approximately 24.3% of the Fund’s Managed Assets (based on the Fund’s outstanding Financial Leverage of $176,294,949) and interest costs to the Fund at a combined average annual rate of 4.35% (based on the Fund’s average annual leverage costs for the fiscal year ended May 31, 2026) with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 1.06% to cover such interest specifically related to the debt. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 285

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of Financial Leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 24.3% of the Fund’s Managed Assets and interest costs to the Fund at a combined average annual rate of 4.35% with respect to such Financial Leverage. The table does not reflect any offering costs of Common Shares or Borrowings.

Assumed portfolio total return (net of expenses)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Common Share total return	(14.60%)	(8.00%)	(1.39%)	5.21%	11.81%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Common Shares, the value of which will be determined by market and other factors.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser by the Fund (and by the Adviser to GPIM) for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets which may create a conflict of interest between the Adviser and GPIM and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Common Shareholders will bear the cost of the Fund’s fees and expenses. The Fund generally will not use Financial Leverage if the Adviser and GPIM anticipate that such use would result in a lower return to Common Shareholders for any significant amount of time.

INTEREST RATE TRANSACTIONS

In connection with the Fund’s use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions to seek to hedge against possible increases in the variable interest or dividend rate that it will be obligated to pay on its Financial Leverage. Interest rate swaps involve the Fund’s agreement with the swap

286 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of Financial Leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the NAV of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense.

Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. The Fund will be subject to credit risk with respect

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 287

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

to the counterparties to interest rate transactions entered into by the Fund. If a counterparty becomes insolvent or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default by a counterparty could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that GPIM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, GPIM will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to seek to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to redeem some or all Fund Preferred Shares, if any, or prepay any Borrowings. Such a redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change

288 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

in any applicable percentage resulting from market fluctuations does not require any action. The fundamental policies of the Fund are:

1. The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2. The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

3. The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

4. The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5. The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6. The Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7. The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The Fund is a diversified, closed-end management investment company.

A “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For these purposes, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 289

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2026

only by its own assets and revenues. For these purposes, the Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the loan agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter- positioned person; general economic conditions applicable to such lender or inter- positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.

For purposes of applying the limitation set forth in subparagraph (3) above to securities that have a security interest or other collateral claim on specified underlying collateral (such as asset-backed securities, mortgage-backed securities and collateralized debt and loan obligations) the Fund will determine the industry classifications of such investments based on GPIM’s evaluation of the risks associated with the collateral underlying such investments.

290 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FUND INFORMATION	May 31, 2026

Board of Trustees

Angela Brock-Kyle

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,

Chairman

* Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder

President and Chief Executive Officer

Elisabeth Miller

Chief Compliance Officer

Amy J. Lee

Vice President and Chief Legal Officer

Mark E. Mathiasen

Secretary

James M. Howley

Chief Financial Officer, Chief Accounting Officer and Treasurer

Investment Adviser

Guggenheim Funds Investment Advisors, LLC

Chicago, IL

Investment Sub-Adviser

Guggenheim Partners Investment Management, LLC

Santa Monica, CA

Custodian, Administrator and Accounting Agent

The Bank of New York Mellon Corp.

New York, NY

Legal Counsel

Dechert LLP

Washington, D.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Tysons, VA

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 293

FUND INFORMATION continued	May 31, 2026

Privacy Principles of Guggenheim Active Allocation Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Active Allocation Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Active Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091 and on the SEC's website at www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request, by calling the Fund at (888) 991-0091.

294 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FUND INFORMATION continued	May 31, 2026

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gug or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gug.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 295

ABOUT THE FUND MANAGERS

Guggenheim Funds Investment Advisors, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indices.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC

227 West Monroe Street,

Chicago, IL 60606

Member FINRA/SIPC

(07/26)

CEF-GUG-AR-0526

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the code of ethics during the period covered by this report. The code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act) and she does not accept any consulting, advisory, or other compensatory fee from the registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $105,979 and $102,418 for the fiscal years ended May 31, 2026, and May 31, 2025, respectively.
(b)	Audit-Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended May 31, 2026, and May 31, 2025, were $0 and $0 respectively.

(c)	Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended May 31, 2026, and May 31, 2025, were $7,599 and $12,515 respectively. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.
(d)	All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0 for the fiscal years ended May 31, 2026, and May 31, 2025, respectively.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1)	The registrant’s pre-approval policy requires the Audit Committee to pre-approve any engagement of the registrant’s independent auditors to provide any services, other than “prohibited non-audit services,” to the registrant, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X). The independent auditors or the Chief Accounting Officer of the registrant (or an officer of the registrant who reports to the Chief Accounting Officer) report to the Audit Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee). The report includes a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee. The Audit Committee is also required to pre-approve any engagement of the registrant’s independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the registrant’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the registrant), if the engagement relates directly to the operations or financial reporting of the registrant (unless an exception is available under Rule 2-01 of Regulation S-X).

(2)	None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $7,599 and $12,515 for 2026 and 2025, respectively.
(h)	Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the registrant is composed of: Angela Brock-Kyle; Thomas F. Lydon, Jr.; Ronald A. Nyberg; Sandra G. Sponem; and Ronald E. Toupin, Jr.
(b)	Not applicable to this registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included under Item 1.
(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to this registrant.

(b)	Not applicable to this registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to this registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included as part of the material filed under Item 1 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”). GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Guggenheim Funds Investment Advisors, LLC acts as the registrant’s investment adviser and is responsible for the management of the registrant. Guggenheim Partners Investment Management, LLC (“GPIM”) is responsible for the management of the registrant’s portfolio of securities. The following section provides information on the portfolio managers at GPIM:

(a)(1) Portfolio Managers

The following individuals at GPIM share primary responsibility for the day-to-day management of the registrant’s portfolio (information provided as of May 31, 2026):

Name	Since	Professional Experience During the Last Five Years

Anne B. Walsh, CFA – Managing Partner and CIO	2007	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–2021; Managing Partner and CIO – 2021-Present
Steven Brown, CFA – Senior Managing Director and CIO, Fixed Income	2017	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 2019-Present; Managing Director – 2016-2019; Director – 2014-2016; Vice President – 2013-2014; Senior Associate – 2012-2013.
Adam Bloch – Managing Director	2018	Guggenheim Partners Investment Management, LLC: Managing Director – 2019-Present; Director – 2015-2019; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.
Evan Serdensky – Managing Director	2022	Guggenheim Partners Investment Management, LLC: Managing Director – 2023-Present; Director – 2018–2023;

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	23	$57,206,923,028	0	$0
Other pooled investment vehicles	7	$2,976,005,276	4	$1,556,072,239
Other accounts	87	$147,508,240,731	1	$137,445,143

Steven Brown:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	23	$57,206,923,028	0	$0
Other pooled investment vehicles	11	$2,976,006,149	4	$1,556,072,239
Other accounts	106	$150,213,387,582	1	$137,445,143

Adam Bloch:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	19	$56,472,740,563	0	$0
Other pooled investment vehicles	11	$2,976,006,149	4	$1,556,072,239
Other accounts	50	$23,692,124,417	1	$137,445,143

Evan Serdensky:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	19	$56,472,740,563	0	$0
Other pooled investment vehicles	3	$1,580,079,379	1	$197,365,468
Other accounts	33	$22,286,430,575	1	$137,445,143

(a)(2)(iv) Potential Conflicts of Interest

Certain portfolio managers employed by GPIM or its affiliates manage, and may in the future manage, multiple accounts, including separately managed accounts, managed account program accounts, private funds, and registered funds, according to the same or similar investment strategies and have made and sold, and may in the future seek to make or sell, investments in the same securities, instruments, sectors or strategies. The manner in which GPIM executes a strategy for one client may differ from how that same or similar strategy is executed for another client due, for example, to investment restrictions imposed by a client or to the use of affiliated no-fee registered investment companies rather than individual securities. In such cases, the performance of a strategy executed on behalf of one client may differ from the performance of the same or a similar strategy that is executed for another client.

Further, this side-by-side management of multiple accounts creates conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited. Some investments (such as commercial mortgage loans, products structured for insurance company investment requirements, private equity, hedge funds, venture capital and/or other equity interests) have been, and will in the future be, offered to some but not all clients when appropriately within client investment guidelines, including unaffiliated and affiliated insurance companies.

GPIM faces conflicts of interest because GPIM has an incentive to favor particular accounts over others that are less lucrative in the allocation of investments (e.g., because such accounts have the same or similar investment strategies or otherwise compete for investment opportunities, have potentially conflicting investment strategies or investments, or have differing ability to engage in short sales and economically similar transactions). These conflicts arise when, for example, GPIM allocates investment opportunities that GPIM believes could more likely result in favorable performance, engages in cross trades or executes conflicting or competing investments.

In addition, in certain situations, GPIM’s actions for one client account will affect other client accounts, and GPIM’s actions for one or more client accounts will affect, or be affected by, actions of GPIM affiliates or related persons who hold interests in a particular portfolio company, either directly or through a GPIM managed account.

To address these conflicts, GPIM’s policies and procedures require that investment decisions for client accounts advised by GPIM or its affiliates will be made independently from those of other client accounts and are made with specific reference to the individual needs and objectives of each client account, without consideration of GPIM’s or its employees’ or affiliates’ pecuniary or investment interests. In particular, under GPIM’s policies and procedures investment opportunities will be allocated in a manner that GPIM believes is consistent with its obligations as an investment adviser. Investment groups within GPIM are subject to these and/or other similar policies and procedures that are consistent with GPIM’s obligations as an investment adviser and that address circumstances that are unique to their businesses. Accordingly, particular client accounts have received, and will in the future receive, an allocation in a given transaction when other client accounts do not. Where such differences in allocation occur, account investments and performance will differ from client to client.

GPIM advises clients with similar investment strategies. GPIM has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and investment objectives of the clients as well as prevailing market conditions. In such circumstances, if an investment opportunity would be appropriate for more than one client, GPIM will be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, GPIM often determines that an investment opportunity is appropriate for a particular account, but not for another. There can be no assurance that a particular investment opportunity will be allocated in any particular manner.

In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client of GPIM may be aggregated (i.e., blocked or bunched), subject to the aggregation being in the best interests of the participating clients and the firm’s obligation to seek best execution. In particular, GPIM expects that trades will be aggregated between GPIM clients, unless GPIM believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for its clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When GPIM believes that it can effectively obtain best execution for its clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.

In the event trades are aggregated, GPIM will seek to: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; and (iii) ensure that clients who participate in an aggregated order will participate at the same price, net of transaction costs.

When a trade is to be executed for a single GPIM client and the trade is not in the best interests of other GPIM clients at the time of the transaction, then the trade will be executed only for that client. Other instances in which client orders will not be aggregated between GPIM clients include, but are not limited to, the following: (i) traders and/or portfolio managers determine that the aggregation is not appropriate due to market conditions; (ii) portfolio managers effect the transactions through an approved client-requested directed-brokerage arrangement (i.e., the same security/investment with different brokers), making aggregation unfeasible; or (iii) a client directs a purchase or sale transaction not in the best interests of other clients at the time of the transaction.

In selecting a counterparty/broker-dealer to execute trades on behalf of clients, GPIM seeks to obtain “best execution” for client transactions (i.e., the most favorable price and execution). In seeking best execution, GPIM is not obligated to choose the counterparty offering the lowest available commission rate if, in GPIM’s reasonable judgment, (i) there is material risk that the overall cost to purchase securities will be higher or the proceeds from the sale of securities will be lower; (ii) to the extent GPIM participates in soft dollar arrangements, a higher commission is justified by the trading or research services provided by the counterparty that fall within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended, or (iii) other considerations, such as the order size, the time required for execution, the depth and breadth of the market for the security, minimum credit quality considerations to transact business with a particular counterparty, or the quality of the counterparty’s operations dictate utilizing a different counterparty.

GPIM seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the best interest of all clients involved. Appropriate resolution will depend on the nature of the transaction and the conflict of interest, but may include, without limitation, (a) general disclosure in GPIM’s Form ADV, or in IMAs or in governing fund documents for the relevant clients, or in specific client notifications, or (b) specific client consent for the applicable transaction both as required by applicable law and regulation, or as required by client investment guidelines, IMAs or governing fund documents, or where otherwise determined necessary or appropriate. GPIM compliance personnel have been designated to review transactions in which conflicts of interest may exist, to ensure compliance with applicable GPIM policies and legal or regulatory requirements.

GPIM and the registrant have each adopted certain compliance procedures which are designed to address these and other types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates portfolio managers for their management of a fund’s portfolio. Compensation is evaluated 1) quantitatively based on contribution to investment performance and portfolio risk control and 2) qualitatively based on factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. To ensure alignment with client interests, a portfolio manager’s compensation is not correlated to the size of assets under management in the strategy for which the portfolio manager is responsible. Some portfolio managers may earn compensation that varies based on the performance of certain accounts or investments. All employees of GPIM are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year. GPIM’s deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of certain fund(s) managed by the particular portfolio manager. The value of the fund shares under the deferred compensation program is awarded annually and each award vests over a period of years (generally 4 years).

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2026:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Anne B. Walsh	Over $1,000,000
Steven Brown	None
Adam Bloch	None
Evan Serdensky	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that the officers listed above believe to have materially affected, or to be reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Not applicable.

(a)(3)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)) are attached.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Investment Company Act (17 CFR 270.30a-2(b)) is attached.

(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Active Allocation Fund

By: (Signature and Title)*

/s/ Brian E. Binder

Brian E. Binder, President and Chief Executive Officer

(Principal Executive Officer)

Date: August 7, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)*

/s/ Brian E. Binder

Brian E. Binder, President and Chief Executive Officer

(Principal Executive Officer)

Date: August 7, 2026

By: (Signature and Title)*

/s/ James Howley

James Howley, Chief Financial Officer, Chief Accounting Officer and Treasurer (Principal Financial and Accounting Officer)

Date: August 7, 2026

*       Print the name and title of each signing officer under his or her signature.